UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7803

Name of Registrant: Vanguard Scottsdale Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2009 – August 31, 2010

Item 1: Reports to Shareholders

Vanguard Sector Bond Index Funds
Annual Report

August 31, 2010

Vanguard Short-Term Government Bond Index Fund
Vanguard Intermediate-Term Government Bond Index Fund
Vanguard Long-Term Government Bond Index Fund
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Long-Term Corporate Bond Index Fund
Vanguard Mortgage-Backed Securities Index Fund

> The partial year covered by this report was marked by unusually high volatility in the fixed income markets as investors’ appetite for risk waxed and waned.

> From November 19, 2009, through August 31, 2010, the ETF Shares of Vanguard’s Sector Bond Index Funds posted returns (as measured by net asset value) ranging from less than 2% for the Short-Term Government Bond Index Fund to more than 16% for the Long-Term Government Bond Index Fund.

> For the same period, the broad U.S. taxable bond market returned almost 7%, well ahead of the –1% return of the broad U.S. stock market.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	4
Short-Term Government Bond Index Fund	9
Intermediate-Term Government Bond Index Fund	24
Long-Term Government Bond Index Fund	39
Short-Term Corporate Bond Index Fund	53
Intermediate-Term Corporate Bond Index Fund	78
Long-Term Corporate Bond Index Fund	102
Mortgage-Backed Securities Index Fund	121
About Your Fund’s Expenses	137
Glossary	140

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Your Fund’s Total Returns

Periods Ended August 31, 2010
		Return Since
	Ticker	Share-Class
	Symbol	Inception
Vanguard Short-Term Government Bond Index Fund
Signal Shares[1] (Inception: 12/28/2009)	VSBSX	2.16%
Barclays Capital U.S. 1–3 Year Government Float Adjusted Index		2.26
Institutional Shares[1] (Inception: 8/23/2010)	VSBIX	0.03
Barclays Capital U.S. 1–3 Year Government Float Adjusted Index		0.04
ETF Shares[2] (Inception: 11/19/2009)	VGSH
Market Price		1.79
Net Asset Value		1.69
Barclays Capital U.S. 1–3 Year Government Float Adjusted Index		1.83

Vanguard Intermediate-Term Government Bond Index Fund
Signal Shares[1] (Inception: 8/4/2010)	VSIGX	1.98%
Barclays Capital U.S. 3–10 Year Government Float Adjusted Index		1.96
Institutional Shares[1] (Inception: 3/19/2010)	VIIGX	7.69
Barclays Capital U.S. 3–10 Year Government Float Adjusted Index		7.78
ETF Shares[2] (Inception: 11/19/2009)	VGIT
Market Price		7.70
Net Asset Value		7.65
Barclays Capital U.S. 3–10 Year Government Float Adjusted Index		7.76

Vanguard Long-Term Government Bond Index Fund
Signal Shares[1] (Inception: 3/1/2010)	VLGSX	17.75%
Barclays Capital U.S. Long Government Float Adjusted Index		17.66
Institutional Shares[1] (Inception: 7/30/2010)	VLGIX	6.91
Barclays Capital U.S. Long Government Float Adjusted Index		6.63
ETF Shares[2] (Inception: 11/19/2009)	VGLT
Market Price		16.28
Net Asset Value		16.21
Barclays Capital U.S. Long Government Float Adjusted Index		16.12

1 Signal Shares and Institutional Shares are available to certain investors who meet specific administrative, service, and account-size criteria.
2 These Vanguard ETF® Shares are traded on the Nasdaq exchange and are available only through brokers. The table shows the ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Total Returns

Periods Ended August 31, 2010
		Return Since
	Ticker	Share-Class
	Symbol	Inception
Vanguard Short-Term Corporate Bond Index Fund
Institutional Shares[1] (Inception: 11/19/2009)	VSTBX	5.39%
ETF Shares[2] (Inception: 11/19/2009)	VCSH
Market Price		5.53
Net Asset Value		5.34
Barclays Capital U.S. 1–5 Year Corporate Bond Index		5.61

Vanguard Intermediate-Term Corporate Bond Index Fund
Signal Shares[1] (Inception: 3/2/2010)	VICSX	8.86%
Barclays Capital U.S. 5–10 Year Corporate Bond Index		8.67
Institutional Shares[1] (Inception: 11/19/2009)	VICBX	11.38
ETF Shares[2] (Inception: 11/19/2009)	VCIT
Market Price		11.81
Net Asset Value		11.30
Barclays Capital U.S. 5–10 Year Corporate Bond Index		11.41

Vanguard Long-Term Corporate Bond Index Fund
Signal Shares[1] (Inception: 1/19/2010)	VLTCX	13.37%
Barclays Capital U.S. 10+ Year Corporate Bond Index		13.47
Institutional Shares[1] (Inception: 11/19/2009)	VLCIX	14.61
ETF Shares[2] (Inception: 11/19/2009)	VCLT
Market Price		15.59
Net Asset Value		14.54
Barclays Capital U.S. 10+ Year Corporate Bond Index		14.46

Vanguard Mortgage-Backed Securities Index Fund
Signal Shares[1] (Inception: 12/3/2009)	VMBSX	4.13%
Barclays Capital U.S. MBS Float Adjusted Index		4.13
ETF Shares[2] (Inception: 11/19/2009)	VMBS
Market Price		4.59
Net Asset Value		4.39
Barclays Capital U.S. MBS Float Adjusted Index		4.23

1 Signal Shares and Institutional Shares are available to certain investors who meet specific administrative, service, and account-size criteria.
2 These Vanguard ETF® Shares are traded on the Nasdaq exchange and are available only through brokers. The table shows the ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Performance at a Glance

Inception Through August 31, 2010

	Starting	Ending		Distributions Per Share	30-Day
	Share	Share	Income	Capital	SEC
Index Fund	Price	Price	Dividends	Gains	Yield
Vanguard Short-Term Government Bond
Signal Shares	$19.92	$20.25	$0.100	$0.000	0.38%
Institutional Shares	25.46	25.45	0.018	0.000	0.44
ETF Shares	60.04	60.70	0.349	0.000	0.38

Vanguard Intermediate-Term Government Bond
Signal Shares	$21.11	$21.49	$0.038	$0.000	1.52%
Institutional Shares	25.01	26.65	0.273	0.000	1.58
ETF Shares	60.00	63.58	0.960	0.000	1.52

Vanguard Long-Term Government Bond
Signal Shares	$19.66	$22.75	$0.358	$0.000	3.20%
Institutional Shares	27.07	28.87	0.069	0.000	3.26
ETF Shares	59.84	67.61	1.689	0.000	3.20

Vanguard Short-Term Corporate Bond
Institutional Shares	$25.02	$25.90	$0.455	$0.000	2.02%
ETF Shares	75.05	77.68	1.340	0.000	1.96

Vanguard Intermediate-Term Corporate Bond
Signal Shares	$20.43	$21.76	$0.456	$0.000	3.84%
Institutional Shares	24.97	26.90	0.853	0.000	3.90
ETF Shares	74.90	80.67	2.527	0.000	3.84

Vanguard Long-Term Corporate Bond
Signal Shares	$20.12	$22.00	$0.736	$0.000	5.23%
Institutional Shares	24.89	27.32	1.088	0.000	5.29
ETF Shares	74.67	81.96	3.232	0.000	5.23

Vanguard Mortgage-Backed Securities
Signal Shares	$20.04	$20.52	$0.339	$0.000	2.32%
ETF Shares	49.98	51.31	0.844	0.000	2.32

Chairman’s Letter

Dear Shareholder,

I am pleased to present this first annual report for Vanguard’s Sector Bond Index Funds, covering the partial fiscal year that ended August 31. Because the ETF Shares of all seven funds were launched on November 19, 2009, we use that inception date to frame this discussion. For performance information on the other share classes of each fund since their respective inception dates, please see Your Fund’s Total Returns.

The almost ten-month span of this report was a volatile period reflected in a seesaw pattern in bond returns. Early on, corporate bonds outperformed their U.S. Treasury counterparts. But amid European debt concerns and a less certain global economic recovery, investors sought shelter in Treasuries—only to emerge more confident and re-embrace riskier corporate bonds later in the fiscal year.

Against this backdrop, the best performer was Vanguard Long-Term Government Bond Index Fund, with a return of more than 16%. (All returns cited in this letter are for ETF Shares, based on net asset value.) Not far behind was Vanguard Long-Term Corporate Bond Index Fund, with a return of more than 14%. Vanguard Short-Term Government Bond Index Fund had the lowest return, less than 2%.

Please note: we expect the funds to distribute modest capital gains in December. These gains are the result of transaction activity in the new and relatively small funds. As the fund assets grow, we would expect such distributions to become less likely.

Bonds produced strong returns as prices rose and yields declined
The economic uncertainty and high stock market volatility during the 12 months ended August 31 created a favorable environment for fixed income investments. For the full fiscal year, the broad taxable bond market returned more than 9%, as investors sought shelter in U.S. Treasury and corporate bonds. The municipal bond market returned a bit more. In both markets, much of the total return came from rising bond prices. The flip side of rising prices, of course, is shrinking yields, which can set the stage for lower future returns.

As it has since December 2008, the Federal Reserve kept its target for short-term interest rates between 0% and 0.25%, in an effort to bolster the economy. This policy has kept a tight lid on the returns available from Treasury bills, commercial paper, and other money market instruments. Near-zero short-term yields also were a factor nudging investors to shift to bonds in search of income, despite the risks such a shift entails.

A ragged 12-month climb in global stock markets
At the start of the period, stock markets moved higher as global economies continued to pull out of a deep downturn. Within a few months, however, optimism began to fade. Europe’s sovereign debt crisis fueled fears of another global financial shock, while persistently high

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2010
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	9.18%	7.65%	5.96%
Barclays Capital Municipal Bond Index	9.78	6.62	5.02
Citigroup 3-Month Treasury Bill Index	0.12	1.13	2.53

Stocks
Russell 1000 Index (Large-caps)	5.55%	–8.34%	–0.71%
Russell 2000 Index (Small-caps)	6.60	–7.44	–0.69
Dow Jones U.S. Total Stock Market Index	6.15	–7.83	–0.31
MSCI All Country World Index ex USA (International)	3.27	–7.93	3.78

CPI
Consumer Price Index	1.15%	1.64%	2.14%

unemployment and downward revisions to U.S. economic indicators suggested that the powerful rebound in corporate earnings could be at risk.

This alternating pattern of hope and fear persisted through the period’s final months. The net result for the fiscal year was mid-single-digit gains in the broad U.S. stock market. International stocks returned about 3%, as modest declines in developed markets in Europe and the Pacific region were offset by a strong rally in emerging markets.

Longer-term bonds were the best performers
There was no clear winner between U.S. government and corporate bonds for the nearly ten months from November 19, 2009, through August 31, 2010, as the lead shifted back and forth at different spots along the yield curve. Early on, corporate bonds generally outperformed U.S. Treasury and other government securities as investors favored higher- yielding, riskier investments. A key question on the mind of many investors was when the Federal Reserve might begin raising interest rates.

By spring, however, this question was replaced with four major concerns: European sovereign creditworthiness, “stress tests” for European banks, prospects for financial regulatory reform in the United States, and the fate of Goldman Sachs amid civil fraud charges by the Securities and Exchange Commission. Uncertainty led investors to seek safety in Treasuries: Demand for the 2-year Treasury note was so strong that the yield fell to record lows at several monthly auctions. As these issues were either resolved or addressed sufficiently to allay most investor anxiety, demand again picked up for corporate bonds.

Among both short- and intermediate-term bonds, corporate issues outperformed their Treasury and agency counterparts over the nearly ten-month period. Vanguard Short-Term Corporate Bond Index Fund returned 5.34%, compared with 1.69% for the Short-Term Government Bond Index Fund, and the Intermediate-Term Corporate Bond Index Fund returned 11.30%, compared with 7.65% for the Intermediate-Term Government Bond Index Fund. (Although the average maturities and durations of both of these corporate funds are longer than those of their government counterparts, the broad comparison helps to illustrate market dynamics.)

But at the long end of the maturity spectrum, Treasury and government bonds overtook corporates. The Long-Term Government Bond Index Fund returned 16.21%, and the Long-Term Corporate Bond Index Fund returned 14.54%. The prices of longer-term bonds—which tend to be more sensitive to interest rate changes—benefited as rates fell.

Across the investment-grade corporate bond market, the three major sectors—industrials, financials, and utilities—produced relatively similar returns. Lower-quality bonds generally outpaced their higher-rated counterparts.

As mortgage rates remained low, Vanguard Mortgage-Backed Securities Index Fund returned 4.39%. Because this fund holds primarily U.S. agency securities, its average quality is similar to that of the government funds.

Please note: Because the Vanguard Sector Bond Index Funds have a track record of less than a year and share classes that were introduced on various dates, this first annual report does not include a year-over-year comparison of 30-day SEC yields. Yields as of August 31 are shown in Your Fund’s Performance at a Glance and on each Fund Profile page.

Off to a good start
The Vanguard Sector Bond Index Funds had attractive returns in their nearly one year of operation, although it would be unrealistic to expect them to earn similar returns (especially in the double digits) over the long term. More important, the funds are off to a good start in closely tracking their target indexes, the hallmark of a successful index fund.

In the semiannual report, we noted that we would expect the differences between fund and target index returns to narrow as fund assets increase. In general, the funds’ have narrowed the gap, a tribute to the index fund management skills and sophisticated technology of Vanguard Fixed Income Group. For example, because it would be very costly and impractical for each fund to own all of the bonds in its target index, the funds are managed using a sampling strategy—each holds a range of securities that, in the aggregate, approximates the full target index in terms of key risk factors and other characteristics. Using sampling puts a premium on manager skill.

Bonds’ volatility underscores the value of diversification
The various fixed income market sectors will likely continue to trade places in the performance rankings over time—just as equity sectors do. Because such twists and turns are hard to predict, we encourage you to diversify your bond holdings across maturities and sectors, consistent with the investment objectives and principles you use in managing your total portfolio. The low-cost Vanguard Sector Bond Index Funds can help by offering you the flexibility to tailor both the credit quality and duration of the fixed income component of your portfolio.

Many investors are concerned about what may happen to their bond holdings if interest rates rise. Conventional wisdom might suggest reallocating some of your assets into shorter-maturity bond funds, which are often thought to be less sensitive to changes in interest rates. Recent Vanguard research, however, underscores the benefits of maintaining a broadly diversified fixed income portfolio regardless of the future direction of interest rates. In fact, the high uncertainty about the outlook for economic growth, the deficit, inflation, and interest rates would seem to support greater fixed income diversification, not less.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 14, 2010

Short-Term Government Bond Index Fund

Fund Profile
As of August 31, 2010

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	131	508	8,214
Yield[3]		0.6%	2.3%
Signal Shares	0.4%
Institutional Shares	0.4%
ETF Shares	0.4%
Yield to Maturity	0.6%[4]	0.6%	2.3%
Average Coupon	2.4%	2.0%	4.4%
Average Effective
Maturity	2.0 years	2.0 years	6.4 years
Average Duration	1.8 years	1.9 years	4.3 years
Expense Ratio[5]		—	—
Signal Shares	0.15%
Institutional Shares	0.09%
ETF Shares	0.15%
Short-Term Reserves	0.1%	—	—

Sector Diversification[6] (% of portfolio)

Treasury/Agency	99.9%
Short-Term Reserves	0.1

Distribution by Maturity (% of portfolio)

Under 1 Year	0.1%
1–3 Years	99.3
3– 5 Years	0.6

Distribution by Credit Quality (% of portfolio)

Aaa	99.9%
Aa	0.1
For information about these ratings, see the Glossary entry for Credit Quality.

1 Barclays Capital U.S. 1–3 Year Government Float Adjusted Index.
2 Barclays Capital U.S. Aggregate Float Adjusted Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated November 19, 2009, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2010, the annualized expense ratios were 0.15% for Signal Shares, 0.09% for Institutional Shares, and 0.15% for ETF Shares.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
See the Glossary of investment terms.

Short-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009–August 31, 2010
Initial Investment of $10,000

	Total Returns	Final Value of
	Period Ended August 31, 2010	a $10,000
	Since Inception[1]	Investment
Short-Term Government Bond Index Fund
ETF Shares Net Asset Value	1.69%	$10,169
Short-Term Government Bond Index Fund ETF Shares Market Price	1.79	10,179
Barclays Capital U.S. Aggregate Float Adjusted Index	6.94	10,694
Barclays Capital U.S. 1–3 Year Government Float Adjusted Index	1.83	10,183

		Final Value of
	Since	a $1,000,000
	Inception[1]	Investment
Short-Term Government Bond Index Fund Signal Shares	2.16%	$1,021,632
Barclays Capital U.S. Aggregate Float Adjusted Index	8.01	1,080,054
Barclays Capital U.S. 1–3 Year Government Float Adjusted Index	2.26	1,022,604

		Final Value of
	Since	a $5,000,000
	Inception[1]	Investment
Short-Term Government Bond Index Fund Institutional Shares	0.03%	$5,001,572
Barclays Capital U.S. Aggregate Float Adjusted Index	0.38	5,018,900
Barclays Capital U.S. 1–3 Year Government Float Adjusted Index	0.04	5,002,218

1 Performance for the fund and its comparative standards is calculated since the following inception dates: November 19, 2009, for the ETF Shares; December 28, 2009, for the Signal Shares; and August 23, 2010, for the Institutional Shares.
See Financial Highlights for dividend and capital gains information.

Short-Term Government Bond Index Fund

Fiscal-Period Total Returns (%): November 19, 2009–August 31, 2010

		ETF Shares Net Asset Value		Barclays[1]
Fiscal	Capital	Income	Total	Total
Period	Return	Return	Return	Return
2010	1.1%	0.6%	1.7%	1.8%

Total Returns: Period Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	Capital	Income	Total
Signal Shares	12/28/2009	1.41%	0.37%	1.78%
ETF Shares	11/19/2009
Market Price				1.38
Net Asset Value				1.27

1 Barclays Capital U.S. 1–3 Year Government Float Adjusted Index.
For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Short-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (74.0%)
United States Treasury Note/Bond	1.000%	9/30/11	1,805	1,818
United States Treasury Note/Bond	4.500%	9/30/11	1,490	1,557
United States Treasury Note/Bond	1.000%	10/31/11	2,725	2,745
United States Treasury Note/Bond	4.625%	10/31/11	545	572
United States Treasury Note/Bond	1.750%	11/15/11	870	885
United States Treasury Note/Bond	0.750%	11/30/11	451	453
United States Treasury Note/Bond	4.500%	11/30/11	1,490	1,567
United States Treasury Note/Bond	1.125%	12/15/11	965	974
United States Treasury Note/Bond	1.000%	12/31/11	1,140	1,149
United States Treasury Note/Bond	4.625%	12/31/11	596	630
United States Treasury Note/Bond	1.125%	1/15/12	270	273
United States Treasury Note/Bond	0.875%	1/31/12	650	655
United States Treasury Note/Bond	1.375%	2/15/12	369	374
United States Treasury Note/Bond	4.875%	2/15/12	1,671	1,780
United States Treasury Note/Bond	0.875%	2/29/12	595	599
United States Treasury Note/Bond	4.625%	2/29/12	1,610	1,712
United States Treasury Note/Bond	1.375%	3/15/12	800	812
United States Treasury Note/Bond	1.000%	3/31/12	805	812
United States Treasury Note/Bond	4.500%	3/31/12	870	926
United States Treasury Note/Bond	1.375%	4/15/12	935	949
United States Treasury Note/Bond	1.000%	4/30/12	840	848
United States Treasury Note/Bond	4.500%	4/30/12	1,227	1,310
United States Treasury Note/Bond	1.375%	5/15/12	626	636
United States Treasury Note/Bond	0.750%	5/31/12	730	734
United States Treasury Note/Bond	4.750%	5/31/12	885	951
United States Treasury Note/Bond	1.875%	6/15/12	1,280	1,313
United States Treasury Note/Bond	0.625%	6/30/12	1,262	1,266
United States Treasury Note/Bond	4.875%	6/30/12	1,415	1,529
United States Treasury Note/Bond	1.500%	7/15/12	265	270
United States Treasury Note/Bond	0.625%	7/31/12	1,549	1,553
United States Treasury Note/Bond	4.625%	7/31/12	1,410	1,523
United States Treasury Note/Bond	1.750%	8/15/12	1,136	1,164
United States Treasury Note/Bond	4.375%	8/15/12	1,230	1,324
United States Treasury Note/Bond	0.375%	8/31/12	100	100
United States Treasury Note/Bond	4.125%	8/31/12	1,125	1,207
United States Treasury Note/Bond	1.375%	9/15/12	3,615	3,678
United States Treasury Note/Bond	4.250%	9/30/12	495	534
United States Treasury Note/Bond	1.375%	10/15/12	1,190	1,211
United States Treasury Note/Bond	3.875%	10/31/12	1,595	1,712

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	11/15/12	1,528	1,556
United States Treasury Note/Bond	4.000%	11/15/12	512	551
United States Treasury Note/Bond	3.375%	11/30/12	330	351
United States Treasury Note/Bond	1.125%	12/15/12	990	1,003
United States Treasury Note/Bond	3.625%	12/31/12	780	836
United States Treasury Note/Bond	1.375%	1/15/13	578	589
United States Treasury Note/Bond	2.875%	1/31/13	1,415	1,495
United States Treasury Note/Bond	1.375%	2/15/13	747	761
United States Treasury Note/Bond	3.875%	2/15/13	1,190	1,287
United States Treasury Note/Bond	2.750%	2/28/13	1,175	1,239
United States Treasury Note/Bond	1.375%	3/15/13	1,209	1,232
United States Treasury Note/Bond	2.500%	3/31/13	1,344	1,410
United States Treasury Note/Bond	1.750%	4/15/13	1,380	1,420
United States Treasury Note/Bond	3.125%	4/30/13	747	797
United States Treasury Note/Bond	1.375%	5/15/13	1,135	1,157
United States Treasury Note/Bond	3.625%	5/15/13	521	564
United States Treasury Note/Bond	3.500%	5/31/13	1,060	1,144
United States Treasury Note/Bond	1.125%	6/15/13	1,493	1,511
United States Treasury Note/Bond	3.375%	6/30/13	255	275
United States Treasury Note/Bond	1.000%	7/15/13	1,167	1,177
United States Treasury Note/Bond	3.375%	7/31/13	1,313	1,416
United States Treasury Note/Bond	0.750%	8/15/13	1,298	1,300
United States Treasury Note/Bond	4.250%	8/15/13	1,193	1,318
				68,494
Agency Bonds and Notes (25.5%)
1 Bank of America Corp.	2.100%	4/30/12	530	543
1 Bank of America Corp.	3.125%	6/15/12	200	209
1 Citibank NA	1.750%	12/28/12	300	307
1 Citigroup Funding Inc.	1.875%	10/22/12	115	118
1 Citigroup Inc.	2.125%	4/30/12	100	102
2 Federal Farm Credit Bank	1.750%	2/21/13	200	205
2 Federal Farm Credit Bank	1.375%	6/25/13	60	61
2 Federal Home Loan Banks	1.000%	12/28/11	875	882
2 Federal Home Loan Banks	1.125%	5/18/12	465	469
2 Federal Home Loan Banks	1.375%	6/8/12	50	51
2 Federal Home Loan Banks	1.750%	8/22/12	320	327
2 Federal Home Loan Banks	1.625%	9/26/12	690	704
2 Federal Home Loan Banks	4.500%	11/15/12	100	108
2 Federal Home Loan Banks	1.625%	11/21/12	200	204
2 Federal Home Loan Banks	1.750%	12/14/12	50	51
2 Federal Home Loan Banks	1.500%	1/16/13	25	25
2 Federal Home Loan Banks	1.625%	3/20/13	25	25
2 Federal Home Loan Banks	3.875%	6/14/13	50	54
2 Federal Home Loan Banks	1.875%	6/21/13	825	849
2 Federal Home Loan Mortgage Corp.	1.125%	12/15/11	730	737
2 Federal Home Loan Mortgage Corp.	5.750%	1/15/12	100	107
2 Federal Home Loan Mortgage Corp.	2.125%	3/23/12	460	471
2 Federal Home Loan Mortgage Corp.	1.750%	6/15/12	770	786
2 Federal Home Loan Mortgage Corp.	5.125%	7/15/12	325	352
2 Federal Home Loan Mortgage Corp.	1.125%	7/27/12	415	419
2 Federal Home Loan Mortgage Corp.	1.000%	8/28/12	225	227
2 Federal Home Loan Mortgage Corp.	2.125%	9/21/12	500	515
2 Federal Home Loan Mortgage Corp.	4.125%	12/21/12	100	108
2 Federal Home Loan Mortgage Corp.	1.625%	4/15/13	650	664
2 Federal Home Loan Mortgage Corp.	0.875%	10/28/13	600	598
2 Federal National Mortgage Assn.	5.000%	10/15/11	300	315

Short-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	5.375%	11/15/11	650	689
2	Federal National Mortgage Assn.	1.000%	11/23/11	580	584
2	Federal National Mortgage Assn.	2.000%	1/9/12	50	51
2	Federal National Mortgage Assn.	0.875%	1/12/12	25	25
2	Federal National Mortgage Assn.	5.000%	2/16/12	25	27
2	Federal National Mortgage Assn.	6.125%	3/15/12	525	570
2	Federal National Mortgage Assn.	1.000%	4/4/12	100	101
2	Federal National Mortgage Assn.	1.875%	4/20/12	25	26
2	Federal National Mortgage Assn.	4.875%	5/18/12	100	107
2	Federal National Mortgage Assn.	1.250%	6/22/12	270	273
2	Federal National Mortgage Assn.	1.125%	7/30/12	225	227
2	Federal National Mortgage Assn.	5.250%	8/1/12	125	135
2	Federal National Mortgage Assn.	1.750%	8/10/12	100	102
2	Federal National Mortgage Assn.	4.375%	9/15/12	450	484
2,3	Federal National Mortgage Assn.	1.550%	9/17/12	1,000	1,000
2	Federal National Mortgage Assn.	0.625%	9/24/12	375	375
2,3	Federal National Mortgage Assn.	2.000%	9/28/12	2,500	2,503
2,3	Federal National Mortgage Assn.	1.600%	10/1/12	50	50
2	Federal National Mortgage Assn.	0.850%	4/8/13	27	27
2	Federal National Mortgage Assn.	3.250%	4/9/13	175	186
2	Federal National Mortgage Assn.	1.750%	5/7/13	25	26
2	Federal National Mortgage Assn.	1.500%	6/26/13	475	484
2	Federal National Mortgage Assn.	1.250%	8/20/13	675	682
1	General Electric Capital Corp.	2.200%	6/8/12	115	118
1	General Electric Capital Corp.	2.000%	9/28/12	115	118
1	General Electric Capital Corp.	2.125%	12/21/12	255	263
1	Goldman Sachs Group Inc.	2.150%	3/15/12	100	102
1	Goldman Sachs Group Inc.	3.250%	6/15/12	300	314
1	HSBC USA Inc.	3.125%	12/16/11	250	259
1	John Deere Capital Corp.	2.875%	6/19/12	490	510
1	JPMorgan Chase & Co.	3.125%	12/1/11	450	465
1	JPMorgan Chase & Co.	2.200%	6/15/12	310	319
1	JPMorgan Chase & Co.	2.125%	6/22/12	210	216
1	Morgan Stanley	3.250%	12/1/11	300	310
1	Morgan Stanley	2.250%	3/13/12	220	226
1	Morgan Stanley	1.950%	6/20/12	400	410
1	PNC Funding Corp.	2.300%	6/22/12	200	206
1	Wells Fargo & Co.	3.000%	12/9/11	375	387
					23,550
Total U.S. Government and Agency Obligations (Cost $91,336)					92,044

				Shares
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
4	Vanguard Market Liquidity Fund (Cost $241)	0.288%		240,822	241
Total Investments (99.8%) (Cost $91,577)					92,285
Other Assets and Liabilities (0.2%)
Other Assets					6,303
Liabilities					(6,073)
					230
Net Assets (100%)					92,515

Short-Term Government Bond Index Fund

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	92,285
Receivables for Investment Securities Sold	5,784
Other Assets	519
Total Assets	98,588
Liabilities
Payables for Investment Securities Purchased	5,977
Other Liabilities	96
Total Liabilities	6,073
Net Assets	92,515

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	91,763
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	44
Unrealized Appreciation (Depreciation)	708
Net Assets	92,515

Signal Shares—Net Assets
Applicable to 276,488 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,599
Net Asset Value Per Share—Signal Shares	$20.25

Institutional Shares—Net Assets
Applicable to 314,443 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,003
Net Asset Value Per Share—Institutional Shares	$25.45

ETF Shares—Net Assets
Applicable to 1,300,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	78,913
Net Asset Value Per Share—ETF Shares	$60.70

• See Note A in Notes to Financial Statements.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Operations

November 19, 2009[1] to
August 31, 2010
($000)
Investment Income
Income
Interest[2]	333
Total Income	333
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1
Management and Administrative—Signal Shares	3
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	30
Marketing and Distribution—Signal Shares	—
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—ETF Shares	2
Custodian Fees	3
Auditing Fees	10
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	1
Total Expenses	50
Net Investment Income	283
Realized Net Gain (Loss) on Investment Securities Sold	44
Change in Unrealized Appreciation (Depreciation) of Investment Securities	708
Net Increase (Decrease) in Net Assets Resulting from Operations	1,035
1 Inception.
2 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Changes in Net Assets

November 19, 2009[1] to
August 31, 2010
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	283
Realized Net Gain (Loss)	44
Change in Unrealized Appreciation (Depreciation)	708
Net Increase (Decrease) in Net Assets Resulting from Operations	1,035
Distributions
Net Investment Income
Signal Shares	(25)
Institutional Shares	(6)
ETF Shares	(252)
Realized Capital Gain
Signal Shares	—
Institutional Shares	—
ETF Shares	—
Total Distributions	(283)
Capital Share Transactions
Signal Shares	5,526
Institutional Shares	8,005
ETF Shares	78,232
Net Increase (Decrease) from Capital Share Transactions	91,763
Total Increase (Decrease)	92,515
Net Assets
Beginning of Period	—
End of Period	92,515
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Signal Shares

December 28, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$19.92
Investment Operations
Net Investment Income	.101
Net Realized and Unrealized Gain (Loss) on Investments	.329
Total from Investment Operations	.430
Distributions
Dividends from Net Investment Income	(.100)
Distributions from Realized Capital Gains	—
Total Distributions	(.100)
Net Asset Value, End of Period	$20.25

Total Return	2.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	0.84%[2]
Portfolio Turnover Rate[3]	69%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

August 23, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$25.46
Investment Operations
Net Investment Income	.005
Net Realized and Unrealized Gain (Loss) on Investments	.003
Total from Investment Operations	.008
Distributions
Dividends from Net Investment Income	(.018)
Distributions from Realized Capital Gains	—
Total Distributions	(.018)
Net Asset Value, End of Period	$25.45

Total Return	0.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8
Ratio of Total Expenses to Average Net Assets	0.09%[2]
Ratio of Net Investment Income to Average Net Assets	0.90%[2]
Portfolio Turnover Rate[3]	69%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

ETF Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$60.04
Investment Operations
Net Investment Income	.349
Net Realized and Unrealized Gain (Loss) on Investments	.660
Total from Investment Operations	1.009
Distributions
Dividends from Net Investment Income	(.349)
Distributions from Realized Capital Gains	—
Total Distributions	(.349)
Net Asset Value, End of Period	$60.70

Total Return	1.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$79
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	0.84%[2]
Portfolio Turnover Rate[3]	69%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Signal Shares were first issued on December 28, 2009, and Institutional Shares were first issued on August 23, 2010. ETF Shares were first issued on November 19, 2009, and first offered to the public on November 23, 2009. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2010, and has concluded that no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $15,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Short-Term Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	92,044	—
Temporary Cash Investments	241	—	—
Total	241	92,044	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2010, the fund had short-term capital gains of $44,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2010, the cost of investment securities for tax purposes was $91,577,000. Net unrealized appreciation of investment securities for tax purposes was $708,000, consisting of unrealized gains of $716,000 on securities that had risen in value since their purchase and $8,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2010, the fund purchased $117,390,000 of investment securities and sold $29,182,000 of investment securities, other than temporary cash investments.

Short-Term Government Bond Index Fund

F. Capital share transactions for each class of shares were:

	Inception to
	August 31, 2010
	Amount	Shares
	($000)	(000)
Signal Shares
Issued	5,501	275
Issued in Lieu of Cash Distributions	25	1
Redeemed	—	—
Net Increase (Decrease)—Signal Shares	5,526	276
Institutional Shares
Issued	7,999	314
Issued in Lieu of Cash Distributions	6	—
Redeemed	—	—
Net Increase (Decrease)—Institutional Shares	8,005	314
ETF Shares
Issued	78,232	1,300
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	78,232	1,300
1 Inception was November 19, 2009, for ETF Shares, December 28, 2009, for Signal Shares, and August 23, 2010, for Institutional Shares.

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Intermediate-Term Government Bond Index Fund

Fund Profile
As of August 31, 2010

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	126	416	8,214
Yield[3]		1.6%	2.3%
Signal Shares	1.5%
Institutional Shares	1.6%
ETF Shares	1.5%
Yield to Maturity	1.6%[4]	1.6%	2.3%
Average Coupon	3.3%	3.3%	4.4%
Average Effective
Maturity	5.8 years	5.9 years	6.4 years
Average Duration	5.3 years	5.3 years	4.3 years
Expense Ratio[5]		—	—
Signal Shares	0.15%
Institutional Shares	0.09%
ETF Shares	0.15%
Short-Term Reserves	1.4%	—	—

Sector Diversification[6] (% of portfolio)

Treasury/Agency	98.6%
Short-Term Reserves	1.4

Distribution by Maturity (% of portfolio)

Under 1 Year	1.4%
1– 5 Years	46.9
5–10 Years	51.7

Distribution by Credit Quality (% of portfolio)

Aaa	99.8%
Aa	0.2
For information about these ratings, see the Glossary entry for Credit Quality.

1 Barclays Capital U.S. 3–10 Year Government Float Adjusted Index.
2 Barclays Capital U.S. Aggregate Float Adjusted Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated November 19, 2009, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2010, the annualized expense ratios were 0.15% for Signal Shares, 0.09% for Institutional Shares, and 0.15% for ETF Shares.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
See the Glossary of investment terms.

Intermediate-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009–August 31, 2010
Initial Investment of $10,000

	Total Returns	Final Value of
	Period Ended August 31, 2010	a $10,000
Since Inception[1]		Investment
Intermediate-Term Government Bond Index Fund
ETF Shares Net Asset Value	7.65%	$10,765
Intermediate-Term Government Bond Index Fund ETF Shares Market Price	7.70	10,770
Barclays Capital U.S. Aggregate Float Adjusted Index	6.94	10,694
Barclays Capital U.S. 3–10 Year Government Float Adjusted Index	7.76	10,776

		Final Value of
	Since	a $1,000,000
	Inception[1]	Investment
Intermediate-Term Government Bond Index Fund Signal Shares	1.98%	$1,019,805
Barclays Capital U.S. Aggregate Float Adjusted Index	1.44	1,014,425
Barclays Capital U.S. 3–10 Year Government Float Adjusted Index	1.96	1,019,555

		Final Value of
	Since	a $5,000,000
	Inception[1]	Investment
Intermediate-Term Government Bond Index Fund Institutional Shares	7.69%	$5,384,724
Barclays Capital U.S. Aggregate Float Adjusted Index	5.62	5,281,086
Barclays Capital U.S. 3–10 Year Government Float Adjusted Index	7.78	5,389,173

1 Performance for the fund and its comparative standards is calculated since the following inception dates: November 19, 2009, for the ETF Shares; August 4, 2010, for the Signal Shares; and March 19, 2010, for the Institutional Shares.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Government Bond Index Fund

Fiscal-Period Total Returns (%): November 19, 2009–August 31, 2010

		ETF Shares Net Asset Value		Barclays[1]
Fiscal	Capital	Income	Total	Total
Period	Return	Return	Return	Return
2010	6.0%	1.7%	7.7%	7.8%

Total Returns: Period Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	Capital	Income	Total
Institutional Shares	3/19/2010	3.92%	0.72%	4.64%
ETF Shares	11/19/2009
Market Price				4.68
Net Asset Value				4.62
1 Barclays Capital U.S. 3–10 Year Government Float Adjusted Index.
For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.1%)
U.S. Government Securities (88.0%)
United States Treasury Note/Bond	0.875%	12/31/10	80	80
United States Treasury Note/Bond	3.125%	8/31/13	820	879
United States Treasury Note/Bond	3.125%	9/30/13	1,755	1,883
United States Treasury Note/Bond	2.750%	10/31/13	2,222	2,360
United States Treasury Note/Bond	4.250%	11/15/13	1,848	2,055
United States Treasury Note/Bond	2.000%	11/30/13	924	960
United States Treasury Note/Bond	1.500%	12/31/13	859	879
United States Treasury Note/Bond	1.750%	1/31/14	944	973
United States Treasury Note/Bond	4.000%	2/15/14	974	1,079
United States Treasury Note/Bond	1.875%	2/28/14	465	481
United States Treasury Note/Bond	1.750%	3/31/14	1,153	1,188
United States Treasury Note/Bond	1.875%	4/30/14	882	912
United States Treasury Note/Bond	4.750%	5/15/14	799	912
United States Treasury Note/Bond	2.250%	5/31/14	1,091	1,144
United States Treasury Note/Bond	2.625%	6/30/14	111	118
United States Treasury Note/Bond	2.625%	7/31/14	3,147	3,342
United States Treasury Note/Bond	2.375%	8/31/14	382	402
United States Treasury Note/Bond	2.375%	9/30/14	252	265
United States Treasury Note/Bond	2.375%	10/31/14	319	336
United States Treasury Note/Bond	4.250%	11/15/14	340	385
United States Treasury Note/Bond	2.125%	11/30/14	460	479
United States Treasury Note/Bond	2.625%	12/31/14	1,090	1,158
United States Treasury Note/Bond	2.250%	1/31/15	271	283
United States Treasury Note/Bond	4.000%	2/15/15	2,243	2,520
United States Treasury Note/Bond	11.250%	2/15/15	435	626
United States Treasury Note/Bond	2.375%	2/28/15	4,244	4,464
United States Treasury Note/Bond	2.500%	3/31/15	2,550	2,697
United States Treasury Note/Bond	2.500%	4/30/15	3,048	3,223
United States Treasury Note/Bond	4.125%	5/15/15	1,000	1,132
United States Treasury Note/Bond	2.125%	5/31/15	2,611	2,715
United States Treasury Note/Bond	1.875%	6/30/15	2,533	2,603
United States Treasury Note/Bond	1.750%	7/31/15	2,480	2,532
United States Treasury Note/Bond	4.250%	8/15/15	1,029	1,173
United States Treasury Note/Bond	10.625%	8/15/15	213	308
United States Treasury Note/Bond	4.500%	11/15/15	78	90
United States Treasury Note/Bond	9.250%	2/15/16	121	170
United States Treasury Note/Bond	2.625%	2/29/16	729	771
United States Treasury Note/Bond	2.375%	3/31/16	1,003	1,047

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.625%	4/30/16	2,337	2,470
United States Treasury Note/Bond	5.125%	5/15/16	601	719
United States Treasury Note/Bond	7.250%	5/15/16	123	161
United States Treasury Note/Bond	3.250%	5/31/16	917	1,000
United States Treasury Note/Bond	3.250%	6/30/16	700	763
United States Treasury Note/Bond	3.250%	7/31/16	182	198
United States Treasury Note/Bond	4.875%	8/15/16	172	204
United States Treasury Note/Bond	3.000%	8/31/16	375	403
United States Treasury Note/Bond	3.000%	9/30/16	1,035	1,113
United States Treasury Note/Bond	3.125%	10/31/16	325	352
United States Treasury Note/Bond	4.625%	11/15/16	84	99
United States Treasury Note/Bond	7.500%	11/15/16	315	422
United States Treasury Note/Bond	2.750%	11/30/16	1,240	1,313
United States Treasury Note/Bond	3.250%	12/31/16	500	544
United States Treasury Note/Bond	3.125%	1/31/17	2,680	2,895
United States Treasury Note/Bond	4.625%	2/15/17	370	434
United States Treasury Note/Bond	3.000%	2/28/17	1,146	1,229
United States Treasury Note/Bond	3.250%	3/31/17	1,639	1,782
United States Treasury Note/Bond	3.125%	4/30/17	1,218	1,315
United States Treasury Note/Bond	4.500%	5/15/17	669	781
United States Treasury Note/Bond	8.750%	5/15/17	387	557
United States Treasury Note/Bond	2.750%	5/31/17	1,204	1,271
United States Treasury Note/Bond	2.500%	6/30/17	1,131	1,176
United States Treasury Note/Bond	2.375%	7/31/17	1,109	1,143
United States Treasury Note/Bond	4.750%	8/15/17	703	835
United States Treasury Note/Bond	8.875%	8/15/17	438	639
United States Treasury Note/Bond	1.875%	8/31/17	1,084	1,080
United States Treasury Note/Bond	4.250%	11/15/17	1,193	1,380
United States Treasury Note/Bond	3.500%	2/15/18	1,382	1,527
United States Treasury Note/Bond	3.875%	5/15/18	1,090	1,233
United States Treasury Note/Bond	9.125%	5/15/18	171	260
United States Treasury Note/Bond	4.000%	8/15/18	1,240	1,413
United States Treasury Note/Bond	3.750%	11/15/18	1,998	2,238
United States Treasury Note/Bond	9.000%	11/15/18	198	302
United States Treasury Note/Bond	2.750%	2/15/19	2,151	2,237
United States Treasury Note/Bond	8.875%	2/15/19	329	500
United States Treasury Note/Bond	3.125%	5/15/19	2,303	2,454
United States Treasury Note/Bond	3.625%	8/15/19	2,383	2,629
United States Treasury Note/Bond	8.125%	8/15/19	659	969
United States Treasury Note/Bond	3.375%	11/15/19	2,623	2,834
United States Treasury Note/Bond	3.625%	2/15/20	2,469	2,718
United States Treasury Note/Bond	8.500%	2/15/20	260	394
United States Treasury Note/Bond	3.500%	5/15/20	2,799	3,051
United States Treasury Note/Bond	8.750%	5/15/20	186	288
United States Treasury Note/Bond	2.625%	8/15/20	803	814
United States Treasury Note/Bond	8.750%	8/15/20	200	311
				101,074
Agency Bonds and Notes (10.1%)
1 Federal Farm Credit Bank	2.625%	4/17/14	550	579
1 Federal Home Loan Banks	5.125%	8/14/13	285	320
1 Federal Home Loan Banks	4.000%	9/6/13	250	273
1 Federal Home Loan Banks	3.625%	10/18/13	185	200
1 Federal Home Loan Banks	2.500%	6/13/14	100	105
1 Federal Home Loan Banks	5.500%	8/13/14	175	204
1 Federal Home Loan Banks	4.500%	11/14/14	100	113
1 Federal Home Loan Banks	2.750%	12/12/14	25	26

Intermediate-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal Home Loan Banks	5.375%	5/18/16	485	578
1	Federal Home Loan Banks	4.750%	12/16/16	225	261
1	Federal Home Loan Banks	5.375%	5/15/19	325	397
1	Federal Home Loan Banks	4.125%	3/13/20	225	249
1	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	300	331
1	Federal Home Loan Mortgage Corp.	4.125%	9/27/13	200	219
1	Federal Home Loan Mortgage Corp.	2.500%	1/7/14	195	204
1	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	200	210
1	Federal Home Loan Mortgage Corp.	3.000%	7/28/14	100	107
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	540	611
1	Federal Home Loan Mortgage Corp.	5.050%	1/26/15	50	58
1	Federal Home Loan Mortgage Corp.	2.875%	2/9/15	500	531
1	Federal Home Loan Mortgage Corp.	5.000%	2/16/17	100	117
1	Federal Home Loan Mortgage Corp.	5.000%	4/18/17	200	235
1	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	225	267
1	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	325	354
1,2	Federal National Mortgage Assn.	2.000%	5/24/13	20	20
1	Federal National Mortgage Assn.	3.875%	7/12/13	280	304
1	Federal National Mortgage Assn.	4.625%	10/15/13	100	111
1	Federal National Mortgage Assn.	2.875%	12/11/13	505	535
1	Federal National Mortgage Assn.	2.750%	2/5/14	75	79
1	Federal National Mortgage Assn.	2.750%	3/13/14	200	211
1	Federal National Mortgage Assn.	2.500%	5/15/14	400	419
1	Federal National Mortgage Assn.	2.625%	11/20/14	200	211
1,2	Federal National Mortgage Assn.	3.000%	3/9/15	100	100
1	Federal National Mortgage Assn.	5.000%	4/15/15	270	312
1	Federal National Mortgage Assn.	2.375%	7/28/15	675	700
1	Federal National Mortgage Assn.	4.375%	10/15/15	175	198
1	Federal National Mortgage Assn.	5.000%	2/13/17	340	399
1	Federal National Mortgage Assn.	5.000%	5/11/17	340	400
1	Federal National Mortgage Assn.	5.375%	6/12/17	420	503
1	Financing Corp. Fico	10.700%	10/6/17	100	153
	Private Export Funding Corp.	3.050%	10/15/14	175	186
1	Tennessee Valley Authority	5.500%	7/18/17	125	150
					11,540
Total U.S. Government and Agency Obligations (Cost $108,190)					112,614

				Shares
Temporary Cash Investment (2.2%)
Money Market Fund (2.2%)
3	Vanguard Market Liquidity Fund (Cost $2,568)	0.288%		2,568,048	2,568
Total Investments (100.3%) (Cost $110,758)					115,182
Other Assets and Liabilities (-0.3%)
Other Assets					11,918
Liabilities					(12,250)
					(332)
Net Assets (100%)					114,850

Intermediate-Term Government Bond Index Fund

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	115,182
Receivables for Investment Securities Sold	11,050
Other Assets	868
Total Assets	127,100
Liabilities
Payables for Investment Securities Purchased	11,985
Other Liabilities	265
Total Liabilities	12,250
Net Assets	114,850

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	109,437
Undistributed Net Investment Income	1
Accumulated Net Realized Gains	988
Unrealized Appreciation (Depreciation)	4,424
Net Assets	114,850

Signal Shares—Net Assets
Applicable to 157,555 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,386
Net Asset Value Per Share—Signal Shares	$21.49

Institutional Shares—Net Assets
Applicable to 2,751,360 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	73,319
Net Asset Value Per Share—Institutional Shares	$26.65

ETF Shares—Net Assets
Applicable to 600,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	38,145
Net Asset Value Per Share—ETF Shares	$63.58

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Operations

November 19, 2009[1] to
August 31, 2010
($000)
Investment Income
Income
Interest[2]	926
Total Income	926
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1
Management and Administrative—Signal Shares	—
Management and Administrative—Institutional Shares	9
Management and Administrative—ETF Shares	17
Marketing and Distribution—Signal Shares	—
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—ETF Shares	2
Custodian Fees	2
Auditing Fees	10
Total Expenses	43
Net Investment Income	883
Realized Net Gain (Loss) on Investment Securities Sold	988
Change in Unrealized Appreciation (Depreciation) of Investment Securities	4,424
Net Increase (Decrease) in Net Assets Resulting from Operations	6,295
1 Inception.
2 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Changes in Net Assets

November 19, 2009[1] to
August 31, 2010
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	883
Realized Net Gain (Loss)	988
Change in Unrealized Appreciation (Depreciation)	4,424
Net Increase (Decrease) in Net Assets Resulting from Operations	6,295
Distributions
Net Investment Income
Signal Shares	(6)
Institutional Shares	(537)
ETF Shares	(339)
Realized Capital Gain
Signal Shares	—
Institutional Shares	—
ETF Shares	—
Total Distributions	(882)
Capital Share Transactions
Signal Shares	3,365
Institutional Shares	69,740
ETF Shares	36,332
Net Increase (Decrease) from Capital Share Transactions	109,437
Total Increase (Decrease)	114,850
Net Assets
Beginning of Period	—
End of Period[2]	114,850
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Signal Shares

August 4, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$21.11
Investment Operations
Net Investment Income	.033
Net Realized and Unrealized Gain (Loss) on Investments	.385
Total from Investment Operations	.418
Distributions
Dividends from Net Investment Income	(.038)
Distributions from Realized Capital Gains	—
Total Distributions	(.038)
Net Asset Value, End of Period	$21.49

Total Return	1.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.29%[2]
Portfolio Turnover Rate[3]	106%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

March 19, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$25.01
Investment Operations
Net Investment Income	.239
Net Realized and Unrealized Gain (Loss) on Investments	1.674
Total from Investment Operations	1.913
Distributions
Dividends from Net Investment Income	(.273)
Distributions from Realized Capital Gains	—
Total Distributions	(.273)
Net Asset Value, End of Period	$26.65

Total Return	7.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$73
Ratio of Total Expenses to Average Net Assets	0.09%[2]
Ratio of Net Investment Income to Average Net Assets	2.35%[2]
Portfolio Turnover Rate[3]	106%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

ETF Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$60.00
Investment Operations
Net Investment Income	.961
Net Realized and Unrealized Gain (Loss) on Investments	3.579
Total from Investment Operations	4.540
Distributions
Dividends from Net Investment Income	(.960)
Distributions from Realized Capital Gains	—
Total Distributions	(.960)
Net Asset Value, End of Period	$63.58

Total Return	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.29%[2]
Portfolio Turnover Rate[3]	106%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Signal Shares were first issued on August 4, 2010, and Institutional Shares were first issued on March 19, 2010. ETF Shares were first issued on November 19, 2009, and first offered to the public on November 23, 2009. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2010, and has concluded that no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Intermediate-Term Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	112,614	—
Temporary Cash Investments	2,568	—	—
Total	2,568	112,614	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2010, the fund had short-term capital gains of $991,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2010, the cost of investment securities for tax purposes was $110,762,000. Net unrealized appreciation of investment securities for tax purposes was $4,420,000, consisting of unrealized gains of $4,425,000 on securities that had risen in value since their purchase and $5,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2010, the fund purchased $160,081,000 of investment securities and sold $52,817,000 of investment securities, other than temporary cash investments.

Intermediate-Term Government Bond Index Fund

F. Capital share transactions for each class of shares were:

	Inception[1] to
	August 31, 2010
	Amount	Shares
	($000)	(000)
Signal Shares
Issued	3,359	158
Issued in Lieu of Cash Distributions	6	—
Redeemed	—	—
Net Increase (Decrease)—Signal Shares	3,365	158
Institutional Shares
Issued	69,387	2,737
Issued in Lieu of Cash Distributions	353	14
Redeemed	—	—
Net Increase (Decrease)—Institutional Shares	69,740	2,751
ETF Shares
Issued	36,332	600
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	36,332	600
1 Inception was November 19, 2009, for ETF Shares, March 19, 2010, for Institutional Shares, and August 4, 2010, for Signal Shares.

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Government Bond Index Fund

Fund Profile
As of August 31, 2010

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	49	115	8,214
Yield[3]		3.3%	2.3%
Signal Shares	3.2%
Institutional Shares	3.3%
ETF Shares	3.2%
Yield to Maturity	3.2%[4]	3.3%	2.3%
Average Coupon	5.4%	5.3%	4.4%
Average Effective
Maturity	21.8 years	22.1 years	6.4 years
Average Duration	14.2 years	14.2 years	4.3 years
Expense Ratio[5]		—	—
Signal Shares	0.15%
Institutional Shares	0.09%
ETF Shares	0.15%
Short-Term Reserves	0.5%	—	—

Sector Diversification[6] (% of portfolio)

Treasury/Agency	99.5%
Short-Term Reserves	0.5

Distribution by Maturity (% of portfolio)

Under 1 Year	0.5%
1–5 Years	0.9
5–10 Years	0.0
10–20 Years	43.2
20–30 Years	55.2
Over 30 Years	0.2

Distribution by Credit Quality (% of portfolio)

Aaa	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 Barclays Capital U.S. Long Government Float Adjusted Index.
2 Barclays Capital U.S. Aggregate Float Adjusted Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated November 19, 2009, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2010, the annualized expense ratios were 0.15% for Signal Shares, 0.09% for Institutional Shares, and 0.15% for ETF Shares.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
See the Glossary of investment terms.

Long-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009–August 31, 2010
Initial Investment of $10,000

	Total Returns	Final Value of
	Period Ended August 31, 2010	a $10,000
	Since Inception[1]	Investment
Long-Term Government Bond Index Fund ETF Shares Net Asset Value	16.21%	$11,621
Long-Term Government Bond Index Fund ETF Shares Market Price	16.28	11,628
Barclays Capital U.S. Aggregate Float Adjusted Index	6.94	10,694
Barclays Capital U.S. Long Government Float Adjusted Index	16.12	11,612

		Final Value of
	Since	a $1,000,000
	Inception[1]	Investment
Long-Term Government Bond Index Fund Signal Shares	17.75%	$1,177,533
Barclays Capital U.S. Aggregate Float Adjusted Index	5.89	1,058,890
Barclays Capital U.S. Long Government Float Adjusted Index	17.66	1,176,574

		Final Value of
	Since	a $5,000,000
	Inception[1]	Investment
Long-Term Government Bond Index Fund Institutional Shares	6.91%	$5,345,327
Barclays Capital U.S. Aggregate Float Adjusted Index	1.36	5,067,941
Barclays Capital U.S. Long Government Float Adjusted Index	6.63	5,331,721

1 Performance for the fund and its comparative standards is calculated since the following inception dates: November 19, 2009, for the ETF Shares; March 1, 2010, for the Signal Shares; and July 30, 2010, for the Institutional Shares.
See Financial Highlights for dividend and capital gains information.

Long-Term Government Bond Index Fund

Fiscal-Period Total Returns (%): November 19, 2009–August 31, 2010

		ETF Shares Net Asset Value		Barclays[1]
Fiscal	Capital	Income	Total	Total
Period	Return	Return	Return	Return
2010	13.0%	3.2%	16.2%	16.1%

Total Returns: Period Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	Capital	Income	Total
Signal Shares	3/1/2010	8.70%	1.46%	10.16%
ETF Shares	11/19/2009
Market Price				8.74
Net Asset Value				8.72
1 Barclays Capital U.S. Long Government Float Adjusted Index.

For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Long-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.8%)
U.S. Government Securities (91.3%)
United States Treasury Note/Bond	1.000%	10/31/11	680	685
United States Treasury Note/Bond	0.750%	5/31/12	60	60
United States Treasury Note/Bond	7.875%	2/15/21	2,729	4,067
United States Treasury Note/Bond	8.125%	5/15/21	290	440
United States Treasury Note/Bond	8.125%	8/15/21	2,435	3,711
United States Treasury Note/Bond	8.000%	11/15/21	583	885
United States Treasury Note/Bond	7.250%	8/15/22	510	744
United States Treasury Note/Bond	7.625%	11/15/22	570	858
United States Treasury Note/Bond	7.125%	2/15/23	810	1,177
United States Treasury Note/Bond	6.250%	8/15/23	929	1,270
United States Treasury Note/Bond	7.500%	11/15/24	2,085	3,195
United States Treasury Note/Bond	7.625%	2/15/25	774	1,202
United States Treasury Note/Bond	6.875%	8/15/25	2,543	3,742
United States Treasury Note/Bond	6.000%	2/15/26	1,745	2,391
United States Treasury Note/Bond	6.750%	8/15/26	136	201
United States Treasury Note/Bond	6.500%	11/15/26	25	36
United States Treasury Note/Bond	6.625%	2/15/27	380	557
United States Treasury Note/Bond	6.375%	8/15/27	1,130	1,622
United States Treasury Note/Bond	6.125%	11/15/27	1,225	1,718
United States Treasury Note/Bond	5.500%	8/15/28	732	967
United States Treasury Note/Bond	5.250%	11/15/28	379	488
United States Treasury Note/Bond	5.250%	2/15/29	1,599	2,059
United States Treasury Note/Bond	6.125%	8/15/29	1,575	2,234
United States Treasury Note/Bond	6.250%	5/15/30	610	880
United States Treasury Note/Bond	5.375%	2/15/31	1,975	2,595
United States Treasury Note/Bond	4.500%	2/15/36	3,214	3,800
United States Treasury Note/Bond	4.750%	2/15/37	1,630	2,005
United States Treasury Note/Bond	5.000%	5/15/37	1,382	1,765
United States Treasury Note/Bond	4.375%	2/15/38	1,031	1,195
United States Treasury Note/Bond	4.500%	5/15/38	1,565	1,851
United States Treasury Note/Bond	3.500%	2/15/39	2,549	2,540
United States Treasury Note/Bond	4.250%	5/15/39	4,335	4,906
United States Treasury Note/Bond	4.500%	8/15/39	4,290	5,055
United States Treasury Note/Bond	4.375%	11/15/39	4,765	5,503
United States Treasury Note/Bond	4.625%	2/15/40	4,849	5,829
United States Treasury Note/Bond	4.375%	5/15/40	5,254	6,073
United States Treasury Note/Bond	3.875%	8/15/40	1,795	1,912
				80,218

Long-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Agency Bonds and Notes (7.5%)
1	Federal Home Loan Banks	5.500%	7/15/36	870	1,073
1	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	520	726
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	515	728
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	455	619
1	Federal National Mortgage Assn.	6.250%	5/15/29	360	477
1	Federal National Mortgage Assn.	7.125%	1/15/30	650	944
1	Federal National Mortgage Assn.	7.250%	5/15/30	650	959
1	Federal National Mortgage Assn.	6.625%	11/15/30	330	459
1	Federal National Mortgage Assn.	5.625%	7/15/37	105	132
1	Tennessee Valley Authority	5.250%	9/15/39	212	254
1	Tennessee Valley Authority	4.875%	1/15/48	100	115
1	Tennessee Valley Authority	5.375%	4/1/56	50	62
					6,548
Total U.S. Government and Agency Obligations (Cost $81,396)					86,766

				Shares
Temporary Cash Investment (1.7%)
Money Market Fund (1.7%)
2	Vanguard Market Liquidity Fund (Cost $1,509)	0.288%		1,509,000	1,509
Total Investments (100.5%) (Cost $82,905)					88,275
Other Assets and Liabilities (-0.5%)
Other Assets					8,737
Liabilities					(9,159)
					(422)
Net Assets (100%)					87,853

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value					88,275
Receivables for Investment Securities Sold					3,794
Receivables for Capital Shares Issued					4,320
Other Assets					623
Total Assets					97,012
Liabilities
Payables for Investment Securities Purchased					8,868
Other Liabilities					291
Total Liabilities					9,159
Net Assets					87,853

Long-Term Government Bond Index Fund

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	82,389
Undistributed Net Investment Income	2
Accumulated Net Realized Gains	92
Unrealized Appreciation (Depreciation)	5,370
Net Assets	87,853

Signal Shares—Net Assets
Applicable to 52,858 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,203
Net Asset Value Per Share—Signal Shares	$22.75

Institutional Shares—Net Assets
Applicable to 308,409 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,903
Net Asset Value Per Share—Institutional Shares	$28.87

ETF Shares—Net Assets
Applicable to 1,150,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	77,747
Net Asset Value Per Share—ETF Shares	$67.61

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Operations

November 19, 2009[1] to
August 31, 2010
($000)
Investment Income
Income
Interest	609
Total Income	609
Expenses
The Vanguard Group—Note B
Management and Administrative—Signal Shares	—
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	11
Custodian Fees	2
Auditing Fees	10
Total Expenses	23
Net Investment Income	586
Realized Net Gain (Loss) on Investment Securities Sold	133
Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,370
Net Increase (Decrease) in Net Assets Resulting from Operations	6,089

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Changes in Net Assets

November 19, 2009[1] to
August 31, 2010
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	586
Realized Net Gain (Loss)	133
Change in Unrealized Appreciation (Depreciation)	5,370
Net Increase (Decrease) in Net Assets Resulting from Operations	6,089
Distributions
Net Investment Income
Signal Shares	(19)
Institutional Shares	(11)
ETF Shares	(554)
Realized Capital Gain
Signal Shares	—
Institutional Shares	—
ETF Shares	—
Total Distributions	(584)
Capital Share Transactions
Signal Shares	1,037
Institutional Shares	8,532
ETF Shares	72,779
Net Increase (Decrease) from Capital Share Transactions	82,348
Total Increase (Decrease)	87,853
Net Assets
Beginning of Period	—
End of Period	87,853
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Signal Shares

March 1, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$19.66
Investment Operations
Net Investment Income	.364
Net Realized and Unrealized Gain (Loss) on Investments	3.084
Total from Investment Operations	3.448
Distributions
Dividends from Net Investment Income	(.358)
Distributions from Realized Capital Gains	—
Total Distributions	(.358)
Net Asset Value, End of Period	$22.75

Total Return	17.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	3.75%[2]
Portfolio Turnover Rate[3]	70%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

July 30, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$27.07
Investment Operations
Net Investment Income	.070
Net Realized and Unrealized Gain (Loss) on Investments	1.799
Total from Investment Operations	1.869
Distributions
Dividends from Net Investment Income	(.069)
Distributions from Realized Capital Gains	—
Total Distributions	(.069)
Net Asset Value, End of Period	$28.87

Total Return	6.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9
Ratio of Total Expenses to Average Net Assets	0.09%[2]
Ratio of Net Investment Income to Average Net Assets	3.81%[2]
Portfolio Turnover Rate[3]	70%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

ETF Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$59.84
Investment Operations
Net Investment Income	1.691
Net Realized and Unrealized Gain (Loss) on Investments	7.768
Total from Investment Operations	9.459
Distributions
Dividends from Net Investment Income	(1.689)
Distributions from Realized Capital Gains	—
Total Distributions	(1.689)
Net Asset Value, End of Period	$67.61

Total Return	16.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$78
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	3.75%[2]
Portfolio Turnover Rate[3]	70%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Signal Shares were first issued on March 1, 2010, and Institutional Shares were first issued on July 30, 2010. ETF Shares were first issued on November 19, 2009, and first offered to the public on November 23, 2009. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2010, and has concluded that no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $11,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Long-Term Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	---	86,766	---
Temporary Cash Investments	1,509	---	---
Total	1,509	86,766	---

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2010, the fund realized $31,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from realized capital gains. Accordingly, the fund has reclassified $10,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2010, the fund had short-term capital gains of $94,000 available for distribution. Short-term gain distibutions are treated as ordinary income dividends for tax purposes.

At August 31, 2010, the cost of investment securities for tax purposes was $82,908,000. Net unrealized appreciation of investment securities for tax purposes was $5,367,000, consisting of unrealized gains of $5,370,000 on securities that had risen in value since their purchase and $3,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2010, the fund purchased $103,609,000 of investment securities and sold $22,235,000 of investment securities, other than temporary cash investments.

Long-Term Government Bond Index Fund

F. Capital share transactions for each class of shares were:

	Inception[1] to
	August 31, 2010
	Amount	Shares
	($000)	(000)
Signal Shares
Issued	1,018	52
Issued in Lieu of Cash Distributions	19	1
Redeemed	—	—
Net Increase (Decrease)—Signal Shares	1,037	53
Institutional Shares
Issued	8,521	308
Issued in Lieu of Cash Distributions	11	—
Redeemed	—	—
Net Increase (Decrease)—Institutional Shares	8,532	308
ETF Shares
Issued	78,645	1,250
Issued in Lieu of Cash Distributions	—	—
Redeemed	(5,866)	(100)
Net Increase (Decrease)—ETF Shares	72,779	1,150
1 Inception was November 19, 2009, for ETF Shares; March 1, 2010, for Signal Shares; and July 30, 2010, for Institutional Shares.

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Short-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2010

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	703	1,279	8,214
Yield[3]		2.3%	2.3%
Institutional Shares	2.0%
ETF Shares	2.0%
Yield to Maturity	2.2%[4]	2.3%	2.3%
Average Coupon	5.1%	5.2%	4.4%
Average Effective
Maturity	3.0 years	3.0 years	6.4 years
Average Duration	2.8 years	2.8 years	4.3 years
Expense Ratio[5]		—	—
Institutional Shares	0.09%
ETF Shares	0.15%
Short-Term Reserves	0.5%	—	—

Sector Diversification[6] (% of portfolio)

Finance	43.3%
Industrial	48.0
Treasury/Agency	0.6
Utilities	7.6
Other	0.5

Distribution by Credit Quality (% of portfolio)

Aaa	1.8%
Aa	24.1
A	44.4
Baa	29.7
For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Maturity (% of portfolio)

Under 1 Year	2.3%
1–3 Years	51.0
3– 5 Years	46.0
Over 5 Years	0.7
1 Barclays Capital U.S. 1–5 Year Corporate Bond Index.
2 Barclays Capital U.S. Aggregate Float Adjusted Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated November 19, 2009, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2010, the annualized expense ratios were 0.09% for Institutional Shares and 0.15% for ETF Shares.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
See the Glossary of investment terms.

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009–August 31, 2010
Initial Investment of $10,000

	Total Returns	Final Value of
	Period Ended August 31, 2010	a $10,000
	Since Inception[1]	Investment
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	5.34%	$10,534
Short-Term Corporate Bond Index Fund ETF Shares Market Price	5.53	10,553
Barclays Capital U.S. Aggregate Float Adjusted Index	6.94	10,694
Barclays Capital U.S. 1–5 Year Corporate Bond Index	5.61	10,561

		Final Value of
	Since	a $5,000,000
	Inception[1]	Investment
Short-Term Corporate Bond Index Fund Institutional Shares[2]	5.13%	$5,256,262
Barclays Capital U.S. Aggregate Float Adjusted Index	6.94	5,346,901
Barclays Capital U.S. 1–5 Year Corporate Bond Index	5.61	5,280,747
1 Performance for the fund and its comparative standards is calculated since November 19, 2009.
2 Performance figures are adjusted for the 0.25% transaction fee on purchases.
See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

Fiscal-Period Total Returns (%): November 19, 2009–August 31, 2010

		ETF Shares Net Asset Value		Barclays[1]
Fiscal	Capital	Income	Total	Total
Period	Return	Return	Return	Return
2010	3.5%	1.8%	5.3%	5.6%

Total Returns: Period Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	Capital	Income	Total
Institutional Shares	11/19/2009	1.76%	1.41%	3.17%
Fee-Adjusted Returns[2]		1.50	1.42	2.92
ETF Shares	11/19/2009
Market Price				3.50
Net Asset Value				3.13
1 Barclays Capital U.S. 1–5 Year Corporate Bond Index.
2 Performance figures are adjusted for the 0.25% transaction fee on purchases.

For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.8%)
U.S. Government Securities (0.8%)
United States Treasury Note/Bond	1.000%	8/31/11	1,440	1,450
United States Treasury Note/Bond	4.625%	8/31/11	230	240
United States Treasury Note/Bond	4.500%	11/30/11	690	726
United States Treasury Note/Bond	3.625%	5/15/13	30	32
United States Treasury Note/Bond	3.375%	7/31/13	35	38
United States Treasury Note/Bond	0.750%	8/15/13	4,500	4,506
United States Treasury Note/Bond	4.250%	8/15/13	15	16
Total U.S. Government and Agency Obligations (Cost $7,007)				7,008
Corporate Bonds (97.8%)
Finance (42.6%)
Banking (30.6%)
American Express Bank FSB	5.550%	10/17/12	750	809
American Express Co.	4.875%	7/15/13	75	81
American Express Co.	7.250%	5/20/14	496	578
American Express Credit Corp.	5.875%	5/2/13	975	1,070
American Express Credit Corp.	7.300%	8/20/13	4,050	4,632
American Express Credit Corp.	5.125%	8/25/14	2,750	3,021
Astoria Financial Corp.	5.750%	10/15/12	150	155
Bank of America Corp.	6.250%	4/15/12	5,900	6,295
Bank of America Corp.	4.875%	1/15/13	100	106
Bank of America Corp.	4.900%	5/1/13	450	478
Bank of America Corp.	7.375%	5/15/14	1,325	1,516
Bank of America Corp.	4.500%	4/1/15	4,950	5,131
Bank of America Corp.	7.750%	8/15/15	1,000	1,152
Bank of America Corp.	3.700%	9/1/15	2,350	2,348
Bank of Montreal	2.125%	6/28/13	500	513
Bank of New York Mellon Corp.	4.950%	11/1/12	200	217
Bank of New York Mellon Corp.	4.500%	4/1/13	75	81
Bank of New York Mellon Corp.	5.125%	8/27/13	2,317	2,575
Bank of New York Mellon Corp.	4.300%	5/15/14	3,463	3,797
Bank of New York Mellon Corp.	4.950%	3/15/15	1,000	1,116
Bank of New York Mellon Corp.	2.950%	6/18/15	500	523
Bank of Nova Scotia	2.250%	1/22/13	1,350	1,386
Bank of Nova Scotia	3.400%	1/22/15	3,150	3,351
Bank of Tokyo-Mitsubishi UFJ Ltd.	7.400%	6/15/11	250	262
Bank One Corp.	5.250%	1/30/13	50	54
Barclays Bank PLC	5.450%	9/12/12	2,925	3,163
Barclays Bank PLC	2.500%	1/23/13	3,000	3,055

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Barclays Bank PLC	5.200%	7/10/14	100	109
Barclays Bank PLC	3.900%	4/7/15	1,000	1,052
BB&T Corp.	3.850%	7/27/12	2,650	2,777
Bear Stearns Cos. LLC	5.350%	2/1/12	400	424
Bear Stearns Cos. LLC	6.950%	8/10/12	424	469
Bear Stearns Cos. LLC	5.700%	11/15/14	1,652	1,847
BNP Paribas / BNP Paribas US Medium-Term
Note Program LLC	2.125%	12/21/12	3,075	3,126
Capital One Bank USA NA	6.500%	6/13/13	200	221
Capital One Financial Corp.	7.375%	5/23/14	2,500	2,914
Citigroup Inc.	6.500%	1/18/11	250	255
Citigroup Inc.	6.000%	2/21/12	100	106
Citigroup Inc.	5.250%	2/27/12	4,225	4,423
Citigroup Inc.	5.625%	8/27/12	3,025	3,178
Citigroup Inc.	5.300%	10/17/12	3,600	3,815
Citigroup Inc.	5.500%	4/11/13	4,825	5,134
Citigroup Inc.	6.500%	8/19/13	1,305	1,431
Citigroup Inc.	6.000%	12/13/13	550	596
Citigroup Inc.	6.375%	8/12/14	425	466
Citigroup Inc.	5.000%	9/15/14	2,975	3,067
Citigroup Inc.	5.500%	10/15/14	300	319
Citigroup Inc.	6.010%	1/15/15	1,750	1,886
Citigroup Inc.	4.875%	5/7/15	1,000	1,031
Citigroup Inc.	4.750%	5/19/15	3,260	3,359
Countrywide Financial Corp.	5.800%	6/7/12	850	904
Credit Suisse	3.450%	7/2/12	2,725	2,829
Credit Suisse	5.000%	5/15/13	8,035	8,697
Credit Suisse	5.500%	5/1/14	675	749
Credit Suisse	3.500%	3/23/15	3,400	3,537
Credit Suisse USA Inc.	5.250%	3/2/11	150	154
Credit Suisse USA Inc.	6.500%	1/15/12	250	268
Credit Suisse USA Inc.	4.875%	1/15/15	500	550
Credit Suisse USA Inc.	5.125%	8/15/15	1,600	1,787
Deutsche Bank AG	5.375%	10/12/12	550	596
Deutsche Bank AG	4.875%	5/20/13	3,345	3,606
Deutsche Bank AG	3.875%	8/18/14	3,750	3,986
Deutsche Bank AG	3.450%	3/30/15	1,250	1,312
Fifth Third Bancorp	6.250%	5/1/13	1,700	1,861
1 Goldman Sachs Capital II	5.793%	12/29/49	650	522
Goldman Sachs Group Inc.	6.600%	1/15/12	467	500
Goldman Sachs Group Inc.	3.625%	8/1/12	5,125	5,321
Goldman Sachs Group Inc.	5.450%	11/1/12	500	537
Goldman Sachs Group Inc.	5.250%	4/1/13	375	404
Goldman Sachs Group Inc.	4.750%	7/15/13	400	427
Goldman Sachs Group Inc.	5.250%	10/15/13	7,400	8,023
Goldman Sachs Group Inc.	5.150%	1/15/14	125	135
Goldman Sachs Group Inc.	6.000%	5/1/14	3,850	4,275
Goldman Sachs Group Inc.	5.125%	1/15/15	1,425	1,534
Goldman Sachs Group Inc.	3.700%	8/1/15	2,875	2,904
HSBC Bank USA NA	4.625%	4/1/14	400	427
HSBC Holdings PLC	5.250%	12/12/12	3,050	3,282
ICICI Bank Ltd.	6.625%	10/3/12	775	826
JPMorgan Chase & Co.	4.600%	1/17/11	200	203
JPMorgan Chase & Co.	6.750%	2/1/11	400	409
JPMorgan Chase & Co.	4.500%	1/15/12	200	209
JPMorgan Chase & Co.	6.625%	3/15/12	200	216

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	5.375%	10/1/12	4,650	5,034
JPMorgan Chase & Co.	5.750%	1/2/13	464	503
JPMorgan Chase & Co.	4.750%	5/1/13	6,550	7,089
JPMorgan Chase & Co.	4.875%	3/15/14	175	190
JPMorgan Chase & Co.	4.650%	6/1/14	1,339	1,456
JPMorgan Chase & Co.	5.125%	9/15/14	2,700	2,955
JPMorgan Chase & Co.	3.700%	1/20/15	3,100	3,246
JPMorgan Chase & Co.	4.750%	3/1/15	150	164
KeyCorp	6.500%	5/14/13	1,440	1,575
M&I Marshall & Ilsley Bank	6.375%	9/1/11	425	435
MBNA Corp.	5.000%	6/15/15	300	319
1 Mellon Capital IV	6.244%	6/29/49	100	86
Merrill Lynch & Co. Inc.	6.050%	8/15/12	2,425	2,599
Merrill Lynch & Co. Inc.	5.450%	2/5/13	1,850	1,974
Merrill Lynch & Co. Inc.	6.150%	4/25/13	625	680
Merrill Lynch & Co. Inc.	5.000%	1/15/15	775	817
Morgan Stanley	5.625%	1/9/12	1,625	1,706
Morgan Stanley	6.600%	4/1/12	4,250	4,563
Morgan Stanley	5.750%	8/31/12	975	1,043
Morgan Stanley	5.300%	3/1/13	5,185	5,530
Morgan Stanley	4.750%	4/1/14	800	821
Morgan Stanley	6.000%	5/13/14	550	598
Morgan Stanley	4.200%	11/20/14	250	258
Morgan Stanley	4.100%	1/26/15	2,775	2,825
Morgan Stanley	6.000%	4/28/15	2,925	3,194
Morgan Stanley	4.000%	7/24/15	2,000	2,007
National City Bank	4.625%	5/1/13	175	186
1 National City Preferred Capital Trust I	12.000%	12/31/49	600	664
Northern Trust Corp.	5.500%	8/15/13	1,000	1,122
PNC Funding Corp.	5.400%	6/10/14	850	948
PNC Funding Corp.	3.625%	2/8/15	2,000	2,098
Regions Financial Corp.	4.875%	4/26/13	300	302
Regions Financial Corp.	7.750%	11/10/14	350	378
Regions Financial Corp.	5.750%	6/15/15	425	432
Royal Bank of Canada	2.100%	7/29/13	1,925	1,982
Royal Bank of Scotland Group PLC	6.375%	2/1/11	132	134
Royal Bank of Scotland Group PLC	5.000%	10/1/14	2,015	2,026
Royal Bank of Scotland Group PLC	5.050%	1/8/15	600	595
Royal Bank of Scotland PLC	3.400%	8/23/13	250	253
Royal Bank of Scotland PLC	4.875%	3/16/15	1,425	1,491
State Street Corp.	4.300%	5/30/14	580	635
SunTrust Banks Inc.	5.250%	11/5/12	1,600	1,696
UBS AG	2.250%	8/12/13	1,000	1,002
UBS AG	3.875%	1/15/15	1,275	1,323
US Bancorp	4.200%	5/15/14	225	246
US Bancorp	2.875%	11/20/14	325	340
US Bancorp	2.450%	7/27/15	600	612
US Bank NA	6.375%	8/1/11	3,150	3,320
US Bank NA	6.300%	2/4/14	150	172
US Bank NA	4.950%	10/30/14	360	401
US Bank NA	4.800%	4/15/15	600	665
Wachovia Bank NA	4.800%	11/1/14	650	705
Wachovia Corp.	5.300%	10/15/11	200	210
Wachovia Corp.	5.500%	5/1/13	1,000	1,098
Wells Fargo & Co.	6.375%	8/1/11	800	840
Wells Fargo & Co.	4.375%	1/31/13	4,275	4,565

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	4.950%	10/16/13	1,000	1,078
Wells Fargo & Co.	3.750%	10/1/14	11,725	12,366
Wells Fargo & Co.	5.000%	11/15/14	150	162
Wells Fargo & Co.	3.625%	4/15/15	600	628
Wells Fargo Bank NA	6.450%	2/1/11	257	263
Wells Fargo Bank NA	4.750%	2/9/15	500	539
1 Wells Fargo Capital XIII	7.700%	12/29/49	2,725	2,776
1 Wells Fargo Capital XV	9.750%	12/29/49	700	760
Westpac Banking Corp.	2.250%	11/19/12	3,775	3,835
Westpac Banking Corp.	2.100%	8/2/13	450	455
Westpac Banking Corp.	4.200%	2/27/15	225	242
Westpac Banking Corp.	3.000%	8/4/15	1,300	1,313

Brokerage (0.9%)
BlackRock Inc.	2.250%	12/10/12	1,625	1,669
BlackRock Inc.	3.500%	12/10/14	200	213
Charles Schwab Corp.	4.950%	6/1/14	775	855
Franklin Resources Inc.	2.000%	5/20/13	175	178
Franklin Resources Inc.	3.125%	5/20/15	150	158
Jefferies Group Inc.	7.750%	3/15/12	750	809
Jefferies Group Inc.	5.875%	6/8/14	100	108
Lazard Group LLC	7.125%	5/15/15	975	1,057
Nomura Holdings Inc.	5.000%	3/4/15	1,450	1,563
TD Ameritrade Holding Corp.	4.150%	12/1/14	700	742

Finance Companies (5.5%)
Block Financial LLC	7.875%	1/15/13	800	884
Block Financial LLC	5.125%	10/30/14	250	263
General Electric Capital Corp.	5.000%	11/15/11	2,900	3,042
General Electric Capital Corp.	5.875%	2/15/12	1,510	1,611
General Electric Capital Corp.	5.000%	4/10/12	625	661
General Electric Capital Corp.	6.000%	6/15/12	1,670	1,806
General Electric Capital Corp.	5.250%	10/19/12	705	762
General Electric Capital Corp.	2.800%	1/8/13	300	308
General Electric Capital Corp.	5.450%	1/15/13	16,375	17,790
General Electric Capital Corp.	4.800%	5/1/13	75	81
General Electric Capital Corp.	5.900%	5/13/14	1,050	1,189
General Electric Capital Corp.	3.750%	11/14/14	2,500	2,624
General Electric Capital Corp.	3.500%	6/29/15	800	828
HSBC Finance Corp.	6.375%	10/15/11	2,950	3,115
HSBC Finance Corp.	7.000%	5/15/12	862	934
HSBC Finance Corp.	5.900%	6/19/12	3,650	3,894
HSBC Finance Corp.	6.375%	11/27/12	305	332
HSBC Finance Corp.	4.750%	7/15/13	150	160
HSBC Finance Corp.	5.250%	1/15/14	525	566
HSBC Finance Corp.	5.000%	6/30/15	1,000	1,082
SLM Corp.	5.400%	10/25/11	500	502
SLM Corp.	5.000%	10/1/13	4,025	3,792
SLM Corp.	5.375%	5/15/14	325	299

Insurance (4.5%)
ACE INA Holdings Inc.	5.875%	6/15/14	375	428
ACE INA Holdings Inc.	5.600%	5/15/15	750	851
Aetna Inc.	5.750%	6/15/11	175	182
Allstate Corp.	5.000%	8/15/14	207	232
Allstate Life Global Funding Trusts	5.375%	4/30/13	3,072	3,400

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
American International Group Inc.	4.250%	5/15/13	950	950
Assurant Inc.	5.625%	2/15/14	350	374
Berkshire Hathaway Finance Corp.	4.000%	4/15/12	630	663
Berkshire Hathaway Finance Corp.	4.750%	5/15/12	1,000	1,066
Berkshire Hathaway Finance Corp.	4.600%	5/15/13	996	1,086
Berkshire Hathaway Finance Corp.	5.000%	8/15/13	750	831
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	575	644
Berkshire Hathaway Inc.	2.125%	2/11/13	2,875	2,958
Berkshire Hathaway Inc.	3.200%	2/11/15	3,475	3,670
Chubb Corp.	5.200%	4/1/13	25	27
CNA Financial Corp.	5.850%	12/15/14	1,200	1,284
Coventry Health Care Inc.	6.300%	8/15/14	200	214
Genworth Financial Inc.	5.750%	6/15/14	635	652
Hartford Financial Services Group Inc.	4.625%	7/15/13	250	263
Jefferson-Pilot Corp.	4.750%	1/30/14	525	554
Lincoln National Corp.	5.650%	8/27/12	175	187
Lincoln National Corp.	4.300%	6/15/15	400	421
Marsh & McLennan Cos. Inc.	4.850%	2/15/13	400	419
Marsh & McLennan Cos. Inc.	5.375%	7/15/14	175	187
MetLife Inc.	6.125%	12/1/11	2,275	2,407
MetLife Inc.	5.000%	6/15/15	600	660
Metropolitan Life Global Funding I	5.125%	6/10/14	100	111
Pricoa Global Funding I	5.625%	5/24/11	125	129
Principal Financial Group Inc.	7.875%	5/15/14	850	1,000
Principal Life Global Funding I	5.125%	10/15/13	175	192
Principal Life Income Funding Trusts	5.300%	4/24/13	800	871
Protective Life Secured Trusts	5.450%	9/28/12	150	161
Prudential Financial Inc.	5.800%	6/15/12	25	27
Prudential Financial Inc.	2.750%	1/14/13	225	229
Prudential Financial Inc.	5.150%	1/15/13	200	214
Prudential Financial Inc.	5.100%	9/20/14	3,675	3,995
Prudential Financial Inc.	6.200%	1/15/15	400	449
Prudential Financial Inc.	4.750%	6/13/15	775	831
Travelers Cos. Inc.	5.375%	6/15/12	50	54
UnitedHealth Group Inc.	4.875%	2/15/13	575	620
UnitedHealth Group Inc.	4.875%	4/1/13	500	539
UnitedHealth Group Inc.	4.875%	3/15/15	500	548
WellPoint Health Networks Inc.	6.375%	1/15/12	200	214
WellPoint Inc.	6.800%	8/1/12	1,700	1,856
WellPoint Inc.	6.000%	2/15/14	595	677
Willis North America Inc.	5.625%	7/15/15	275	293
XL Capital Finance Europe PLC	6.500%	1/15/12	175	183

Other Finance (0.3%)
Brookfield Asset Management Inc.	7.125%	6/15/12	550	590
CME Group Inc.	5.750%	2/15/14	787	895
NASDAQ OMX Group Inc.	4.000%	1/15/15	225	233
NYSE Euronext	4.800%	6/28/13	600	654
ORIX Corp.	5.480%	11/22/11	575	601

Real Estate Investment Trusts (0.8%)
Boston Properties LP	6.250%	1/15/13	600	661
Brandywine Operating Partnership LP	7.500%	5/15/15	450	504
Duke Realty LP	7.375%	2/15/15	850	968
ERP Operating LP	5.250%	9/15/14	100	111
HCP Inc.	6.450%	6/25/12	500	532

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
HCP Inc.	5.650%	12/15/13	100	107
Hospitality Properties Trust	6.750%	2/15/13	500	532
Hospitality Properties Trust	7.875%	8/15/14	150	168
Liberty Property LP	5.125%	3/2/15	600	635
ProLogis	7.625%	8/15/14	750	814
Regency Centers LP	6.750%	1/15/12	250	263
Regency Centers LP	5.250%	8/1/15	250	268
Simon Property Group LP	6.750%	5/15/14	95	111
Simon Property Group LP	4.200%	2/1/15	600	641
Simon Property Group LP	5.100%	6/15/15	175	194
				358,147
Industrial (47.6%)
Basic Industry (4.4%)
Air Products & Chemicals Inc.	4.150%	2/1/13	100	106
Alcoa Inc.	5.375%	1/15/13	350	370
Alcoa Inc.	6.000%	7/15/13	1,950	2,117
ArcelorMittal	5.375%	6/1/13	1,800	1,925
ArcelorMittal	9.000%	2/15/15	1,225	1,469
ArcelorMittal USA Inc.	6.500%	4/15/14	250	275
Barrick Gold Financeco LLC	6.125%	9/15/13	1,155	1,313
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	1,650	1,752
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	1,150	1,296
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	450	490
Dow Chemical Co.	4.850%	8/15/12	1,800	1,903
Dow Chemical Co.	7.600%	5/15/14	1,300	1,520
Dow Chemical Co.	5.900%	2/15/15	1,650	1,828
EI du Pont de Nemours & Co.	5.000%	7/15/13	1,475	1,634
EI du Pont de Nemours & Co.	5.875%	1/15/14	1,430	1,632
EI du Pont de Nemours & Co.	4.875%	4/30/14	450	502
Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	375	400
International Paper Co.	7.400%	6/15/14	1,400	1,605
Potash Corp. of Saskatchewan Inc.	5.250%	5/15/14	1,525	1,698
PPG Industries Inc.	5.750%	3/15/13	1,400	1,535
Praxair Inc.	6.375%	4/1/12	450	489
Praxair Inc.	1.750%	11/15/12	1,150	1,171
Praxair Inc.	5.250%	11/15/14	1,950	2,242
Rio Tinto Alcan Inc.	5.000%	6/1/15	700	766
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	4,725	5,258
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	700	860
Rohm and Haas Co.	5.600%	3/15/13	275	296
Teck Resources Ltd.	9.750%	5/15/14	450	555

Capital Goods (5.4%)
3M Co.	4.500%	11/1/11	1,400	1,464
3M Co.	4.375%	8/15/13	760	837
Bemis Co. Inc.	5.650%	8/1/14	75	84
Boeing Capital Corp.	6.500%	2/15/12	425	459
Boeing Capital Corp.	3.250%	10/27/14	300	320
Boeing Co.	1.875%	11/20/12	1,740	1,776
Boeing Co.	3.500%	2/15/15	2,125	2,295
Caterpillar Financial Services Corp.	5.125%	10/12/11	375	394
Caterpillar Financial Services Corp.	1.900%	12/17/12	150	153
Caterpillar Financial Services Corp.	2.000%	4/5/13	2,450	2,509
Caterpillar Financial Services Corp.	6.125%	2/17/14	3,574	4,116
Cooper US Inc.	5.250%	11/15/12	25	27
Cooper US Inc.	5.450%	4/1/15	950	1,090

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
CRH America Inc.	5.300%	10/15/13	1,225	1,306
Deere & Co.	6.950%	4/25/14	125	149
Eaton Corp.	5.750%	7/15/12	250	271
Eaton Corp.	4.900%	5/15/13	500	547
General Dynamics Corp.	5.250%	2/1/14	1,575	1,787
General Electric Co.	5.000%	2/1/13	5,850	6,352
Honeywell International Inc.	6.125%	11/1/11	225	239
Honeywell International Inc.	4.250%	3/1/13	1,925	2,086
Illinois Tool Works Inc.	5.150%	4/1/14	150	169
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	525	586
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	450	557
John Deere Capital Corp.	5.400%	10/17/11	50	53
John Deere Capital Corp.	7.000%	3/15/12	5,205	5,702
John Deere Capital Corp.	5.250%	10/1/12	1,015	1,105
John Deere Capital Corp.	2.950%	3/9/15	550	580
Lockheed Martin Corp.	4.121%	3/14/13	300	322
Northrop Grumman Corp.	3.700%	8/1/14	225	241
Raytheon Co.	5.500%	11/15/12	757	830
Roper Industries Inc.	6.625%	8/15/13	1,275	1,439
Tyco International Finance SA	6.000%	11/15/13	350	396
Tyco International Finance SA	4.125%	10/15/14	1,050	1,142
United Technologies Corp.	4.875%	5/1/15	1,550	1,768
Vulcan Materials Co.	5.600%	11/30/12	1,050	1,123
Waste Management Inc.	6.375%	11/15/12	325	358
Waste Management Inc.	5.000%	3/15/14	100	110
Waste Management Inc.	6.375%	3/11/15	534	626

Communication (10.1%)
America Movil SAB de CV	5.500%	3/1/14	1,250	1,373
America Movil SAB de CV	3.625%	3/30/15	500	523
AT&T Corp.	7.300%	11/15/11	1,061	1,142
AT&T Inc.	5.875%	2/1/12	266	285
AT&T Inc.	4.950%	1/15/13	6,850	7,463
AT&T Inc.	6.700%	11/15/13	600	696
AT&T Inc.	4.850%	2/15/14	275	306
AT&T Inc.	5.100%	9/15/14	1,000	1,128
AT&T Inc.	2.500%	8/15/15	3,700	3,745
BellSouth Corp.	5.200%	9/15/14	200	226
British Telecommunications PLC	5.150%	1/15/13	1,075	1,139
CBS Corp.	8.200%	5/15/14	400	477
Cellco Partnership / Verizon Wireless Capital LLC	3.750%	5/20/11	775	792
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	5,225	5,919
CenturyLink Inc.	5.000%	2/15/15	300	309
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	2,480	2,888
Comcast Cable Holdings LLC	9.800%	2/1/12	145	162
Comcast Corp.	5.300%	1/15/14	1,200	1,336
Comcast Corp.	6.500%	1/15/15	250	292
COX Communications Inc.	4.625%	6/1/13	1,725	1,855
COX Communications Inc.	5.450%	12/15/14	1,375	1,544
Deutsche Telekom International Finance BV	5.250%	7/22/13	575	630
Deutsche Telekom International Finance BV	5.875%	8/20/13	146	163
Deutsche Telekom International Finance BV	4.875%	7/8/14	1,100	1,210
DIRECTV Holdings LLC	3.550%	3/15/15	2,075	2,136
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.750%	10/1/14	550	594

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.375%	6/15/15	775	801
Discovery Communications LLC	3.700%	6/1/15	500	525
France Telecom SA	4.375%	7/8/14	2,125	2,351
McGraw-Hill Cos. Inc.	5.375%	11/15/12	200	214
NBC Universal Inc.	3.650%	4/30/15	375	394
New Cingular Wireless Services Inc.	8.125%	5/1/12	3,450	3,855
News America Inc.	5.300%	12/15/14	875	991
Qwest Corp.	7.875%	9/1/11	975	1,029
Qwest Corp.	8.875%	3/15/12	3,100	3,410
Reed Elsevier Capital Inc.	6.750%	8/1/11	250	263
Reed Elsevier Capital Inc.	7.750%	1/15/14	50	58
Rogers Communications Inc.	7.875%	5/1/12	500	554
Rogers Communications Inc.	6.375%	3/1/14	1,850	2,119
RR Donnelley & Sons Co.	4.950%	4/1/14	100	103
RR Donnelley & Sons Co.	5.500%	5/15/15	150	156
TCI Communications Inc.	8.750%	8/1/15	125	157
Telecom Italia Capital SA	5.250%	11/15/13	230	244
Telecom Italia Capital SA	6.175%	6/18/14	3,425	3,779
Telecom Italia Capital SA	4.950%	9/30/14	150	158
Telefonica Emisiones SAU	2.582%	4/26/13	2,650	2,689
Telefonica Emisiones SAU	4.949%	1/15/15	250	270
Telefonica Emisiones SAU	3.729%	4/27/15	550	571
Thomson Reuters Corp.	5.950%	7/15/13	1,350	1,516
Thomson Reuters Corp.	5.250%	8/15/13	145	160
Thomson Reuters Corp.	5.700%	10/1/14	950	1,085
Time Warner Cable Inc.	5.400%	7/2/12	1,367	1,466
Time Warner Cable Inc.	6.200%	7/1/13	1,775	1,997
Time Warner Cable Inc.	7.500%	4/1/14	625	735
Time Warner Cable Inc.	3.500%	2/1/15	425	444
Time Warner Entertainment Co. LP	8.875%	10/1/12	250	285
Verizon Communications Inc.	4.350%	2/15/13	175	189
Verizon Communications Inc.	5.250%	4/15/13	3,090	3,415
Verizon Global Funding Corp.	6.875%	6/15/12	475	524
Verizon Global Funding Corp.	7.375%	9/1/12	250	281
Verizon New Jersey Inc.	5.875%	1/17/12	350	372
Verizon New York Inc.	6.875%	4/1/12	4,250	4,603
Vodafone Group PLC	5.350%	2/27/12	100	106
Vodafone Group PLC	4.150%	6/10/14	3,281	3,525
WPP Finance UK	8.000%	9/15/14	925	1,089

Consumer Cyclical (4.6%)
AutoZone Inc.	5.750%	1/15/15	100	112
Best Buy Co. Inc.	6.750%	7/15/13	1,500	1,682
CVS Caremark Corp.	3.250%	5/18/15	1,475	1,532
1 CVS Caremark Corp.	6.302%	6/1/37	1,050	964
Daimler Finance North America LLC	5.750%	9/8/11	200	209
Daimler Finance North America LLC	7.300%	1/15/12	1,970	2,125
Daimler Finance North America LLC	6.500%	11/15/13	2,625	2,994
Darden Restaurants Inc.	5.625%	10/15/12	50	54
Harley-Davidson Funding Corp.	5.250%	12/15/12	175	183
Home Depot Inc.	5.250%	12/16/13	1,725	1,916
Lowe’s Cos. Inc.	5.600%	9/15/12	1,000	1,094
McDonald’s Corp.	4.300%	3/1/13	1,961	2,127
Nordstrom Inc.	6.750%	6/1/14	50	58
PACCAR Financial Corp.	1.950%	12/17/12	175	178

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PACCAR Inc.	6.875%	2/15/14	675	788
Staples Inc.	7.375%	10/1/12	150	166
Staples Inc.	9.750%	1/15/14	2,425	3,001
Target Corp.	5.875%	3/1/12	1,350	1,452
Time Warner Inc.	3.150%	7/15/15	1,300	1,333
Toll Brothers Finance Corp.	5.150%	5/15/15	250	249
Toyota Motor Credit Corp.	3.200%	6/17/15	750	791
Turner Broadcasting System Inc.	8.375%	7/1/13	1,050	1,226
Viacom Inc.	4.375%	9/15/14	1,375	1,492
Wal-Mart Stores Inc.	4.250%	4/15/13	950	1,032
Wal-Mart Stores Inc.	4.550%	5/1/13	1,950	2,134
Wal-Mart Stores Inc.	3.200%	5/15/14	900	963
Wal-Mart Stores Inc.	4.500%	7/1/15	1,200	1,364
Wal-Mart Stores Inc.	2.250%	7/8/15	625	645
Walgreen Co.	4.875%	8/1/13	700	777
Walt Disney Co.	6.375%	3/1/12	725	786
Walt Disney Co.	4.500%	12/15/13	2,950	3,272
Western Union Co.	5.400%	11/17/11	750	787
Western Union Co.	6.500%	2/26/14	475	545
Yum! Brands Inc.	7.700%	7/1/12	150	165

Consumer Noncyclical (13.0%)
Abbott Laboratories	5.150%	11/30/12	2,175	2,383
Altria Group Inc.	8.500%	11/10/13	2,500	2,976
AmerisourceBergen Corp.	5.625%	9/15/12	25	27
AmerisourceBergen Corp.	5.875%	9/15/15	200	229
Amgen Inc.	4.850%	11/18/14	900	1,016
Anheuser-Busch InBev Worldwide Inc.	3.000%	10/15/12	3,175	3,283
Anheuser-Busch InBev Worldwide Inc.	2.500%	3/26/13	1,375	1,402
Anheuser-Busch InBev Worldwide Inc.	7.200%	1/15/14	150	175
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	925	993
AstraZeneca PLC	5.400%	9/15/12	1,625	1,774
AstraZeneca PLC	5.400%	6/1/14	375	428
Avon Products Inc.	5.625%	3/1/14	275	312
Baxter International Inc.	4.000%	3/1/14	333	362
Baxter International Inc.	4.625%	3/15/15	400	448
Biogen Idec Inc.	6.000%	3/1/13	25	27
Bottling Group LLC	6.950%	3/15/14	475	565
Bristol-Myers Squibb Co.	5.250%	8/15/13	600	667
Bunge Ltd. Finance Corp.	5.875%	5/15/13	400	433
Bunge Ltd. Finance Corp.	5.350%	4/15/14	525	559
Campbell Soup Co.	3.375%	8/15/14	100	108
Cardinal Health Inc.	4.000%	6/15/15	325	345
CareFusion Corp.	5.125%	8/1/14	1,925	2,108
Clorox Co.	5.000%	3/1/13	3,000	3,267
Coca-Cola Co.	3.625%	3/15/14	150	162
Coca-Cola Enterprises Inc.	7.375%	3/3/14	1,575	1,891
Coca-Cola Enterprises Inc.	4.250%	3/1/15	1,085	1,206
Covidien International Finance SA	1.875%	6/15/13	2,150	2,186
Delhaize Group SA	5.875%	2/1/14	25	28
Diageo Capital PLC	5.200%	1/30/13	225	246
Diageo Finance BV	5.500%	4/1/13	2,200	2,436
Dr Pepper Snapple Group Inc.	1.700%	12/21/11	1,175	1,183
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	600	613
Eli Lilly & Co.	3.550%	3/6/12	650	678
Eli Lilly & Co.	4.200%	3/6/14	600	658

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Express Scripts Inc.	5.250%	6/15/12	2,975	3,177
Express Scripts Inc.	6.250%	6/15/14	100	115
Fortune Brands Inc.	3.000%	6/1/12	375	381
Genentech Inc.	4.750%	7/15/15	375	423
General Mills Inc.	6.000%	2/15/12	1,000	1,071
General Mills Inc.	5.650%	9/10/12	150	164
General Mills Inc.	5.250%	8/15/13	3,175	3,541
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	4,358	4,791
Hasbro Inc.	6.125%	5/15/14	25	27
HJ Heinz Finance Co.	6.000%	3/15/12	623	667
Hormel Foods Corp.	6.625%	6/1/11	150	157
Hospira Inc.	5.550%	3/30/12	25	27
Hospira Inc.	5.900%	6/15/14	25	28
Johnson & Johnson	5.150%	8/15/12	725	789
Kellogg Co.	5.125%	12/3/12	2,090	2,270
Kimberly-Clark Corp.	4.875%	8/15/15	850	977
Koninklijke Philips Electronics NV	4.625%	3/11/13	75	81
Kraft Foods Inc.	5.625%	11/1/11	3,475	3,660
Kraft Foods Inc.	6.250%	6/1/12	1,535	1,668
Kraft Foods Inc.	6.000%	2/11/13	130	144
Kraft Foods Inc.	2.625%	5/8/13	775	801
Kraft Foods Inc.	5.250%	10/1/13	635	700
Kraft Foods Inc.	6.750%	2/19/14	125	145
Kroger Co.	6.750%	4/15/12	25	27
Kroger Co.	5.000%	4/15/13	875	951
Kroger Co.	7.500%	1/15/14	1,975	2,333
Life Technologies Corp.	4.400%	3/1/15	1,050	1,117
McKesson Corp.	6.500%	2/15/14	375	428
Medco Health Solutions Inc.	6.125%	3/15/13	900	998
Medco Health Solutions Inc.	7.250%	8/15/13	700	808
Medtronic Inc.	4.500%	3/15/14	100	110
Medtronic Inc.	3.000%	3/15/15	2,300	2,428
Merck & Co. Inc.	5.300%	12/1/13	3,425	3,864
Merck & Co. Inc.	4.750%	3/1/15	550	621
Merck & Co. Inc.	4.000%	6/30/15	175	194
Newell Rubbermaid Inc.	5.500%	4/15/13	1,150	1,250
Novartis Capital Corp.	1.900%	4/24/13	750	768
Novartis Capital Corp.	4.125%	2/10/14	1,525	1,666
Novartis Capital Corp.	2.900%	4/24/15	1,250	1,308
PepsiAmericas Inc.	4.875%	1/15/15	225	254
PepsiCo Inc.	5.150%	5/15/12	187	201
PepsiCo Inc.	4.650%	2/15/13	279	304
PepsiCo Inc.	3.750%	3/1/14	650	702
PepsiCo Inc.	3.100%	1/15/15	4,850	5,159
Pfizer Inc.	4.450%	3/15/12	4,549	4,801
Pfizer Inc.	5.350%	3/15/15	3,200	3,692
Philip Morris International Inc.	6.875%	3/17/14	1,550	1,827
Procter & Gamble Co.	1.375%	8/1/12	375	381
Procter & Gamble Co.	3.150%	9/1/15	1,000	1,074
Reynolds American Inc.	7.250%	6/1/13	200	224
Safeway Inc.	5.800%	8/15/12	1,950	2,119
Safeway Inc.	6.250%	3/15/14	100	115
Sara Lee Corp.	6.250%	9/15/11	550	582
Sara Lee Corp.	2.750%	9/15/15	675	675
St. Jude Medical Inc.	2.200%	9/15/13	450	461
St. Jude Medical Inc.	3.750%	7/15/14	50	54

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Stryker Corp.	3.000%	1/15/15	1,375	1,445
Sysco Corp.	4.200%	2/12/13	75	81
Teva Pharmaceutical Finance II BV/Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	400	416
Teva Pharmaceutical Finance III LLC	1.500%	6/15/12	1,725	1,744
Thermo Fisher Scientific Inc.	3.250%	11/20/14	150	159
Unilever Capital Corp.	3.650%	2/15/14	300	324
UST LLC	6.625%	7/15/12	750	812
Whirlpool Corp.	5.500%	3/1/13	550	591
Wyeth	5.500%	3/15/13	50	56
Wyeth	5.500%	2/1/14	1,305	1,479

Energy (5.6%)
Anadarko Petroleum Corp.	5.750%	6/15/14	560	568
Apache Corp.	5.250%	4/15/13	895	978
Apache Corp.	6.000%	9/15/13	1,200	1,350
Baker Hughes Inc.	6.500%	11/15/13	1,200	1,378
BP Capital Markets PLC	3.125%	3/10/12	1,600	1,600
BP Capital Markets PLC	5.250%	11/7/13	2,700	2,801
BP Capital Markets PLC	3.625%	5/8/14	1,025	1,012
BP Capital Markets PLC	3.875%	3/10/15	1,175	1,160
Burlington Resources Finance Co.	6.500%	12/1/11	350	375
Canadian Natural Resources Ltd.	5.150%	2/1/13	1,000	1,084
Canadian Natural Resources Ltd.	4.900%	12/1/14	400	445
Cenovus Energy Inc.	4.500%	9/15/14	75	83
Chevron Corp.	3.450%	3/3/12	400	416
Chevron Corp.	3.950%	3/3/14	2,725	2,975
ConocoPhillips	4.750%	2/1/14	800	887
ConocoPhillips	4.600%	1/15/15	3,625	4,065
Devon Energy Corp.	5.625%	1/15/14	150	169
Devon Financing Corp. ULC	6.875%	9/30/11	500	532
Diamond Offshore Drilling Inc.	5.150%	9/1/14	750	826
EnCana Holdings Finance Corp.	5.800%	5/1/14	2,450	2,777
EOG Resources Inc.	2.950%	6/1/15	1,925	2,011
Husky Energy Inc.	5.900%	6/15/14	2,200	2,468
Marathon Oil Corp.	6.125%	3/15/12	125	134
Marathon Oil Corp.	6.500%	2/15/14	500	572
Murphy Oil Corp.	6.375%	5/1/12	250	269
Nexen Inc.	5.050%	11/20/13	575	625
Noble Holding International Ltd.	3.450%	8/1/15	225	234
Occidental Petroleum Corp.	7.000%	11/1/13	1,725	2,037
Shell International Finance BV	5.625%	6/27/11	1,875	1,950
Shell International Finance BV	1.300%	9/22/11	1,250	1,261
Shell International Finance BV	1.875%	3/25/13	625	638
Shell International Finance BV	4.000%	3/21/14	2,075	2,244
Shell International Finance BV	3.100%	6/28/15	400	420
Statoil ASA	3.875%	4/15/14	500	541
Statoil ASA	2.900%	10/15/14	1,350	1,417
Total Capital SA	3.000%	6/24/15	400	419
Total Capital SA	3.125%	10/2/15	100	106
Transocean Inc.	5.250%	3/15/13	550	562
Valero Energy Corp.	6.875%	4/15/12	950	1,023
Weatherford International Inc.	5.950%	6/15/12	1,105	1,182
XTO Energy Inc.	4.625%	6/15/13	150	165
XTO Energy Inc.	4.900%	2/1/14	1,125	1,263
XTO Energy Inc.	5.000%	1/31/15	25	29
XTO Energy Inc.	5.300%	6/30/15	275	320

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Other Industrial (0.0%)
Yale University	2.900%	10/15/14	175	185

Technology (3.7%)
Adobe Systems Inc.	3.250%	2/1/15	375	393
Agilent Technologies Inc.	4.450%	9/14/12	25	26
Cisco Systems Inc.	2.900%	11/17/14	1,000	1,061
Dell Inc.	3.375%	6/15/12	1,125	1,170
Dun & Bradstreet Corp.	6.000%	4/1/13	50	55
Fiserv Inc.	6.125%	11/20/12	1,450	1,588
Hewlett-Packard Co.	5.250%	3/1/12	1,000	1,065
Hewlett-Packard Co.	4.500%	3/1/13	2,700	2,925
Hewlett-Packard Co.	6.125%	3/1/14	2,768	3,200
HP Enterprise Services LLC	6.000%	8/1/13	425	483
IBM International Group Capital LLC	5.050%	10/22/12	1,590	1,732
International Business Machines Corp.	4.750%	11/29/12	125	136
International Business Machines Corp.	2.100%	5/6/13	2,125	2,188
International Business Machines Corp.	1.000%	8/5/13	800	800
International Business Machines Corp.	6.500%	10/15/13	925	1,075
Intuit Inc.	5.400%	3/15/12	175	186
Lexmark International Inc.	5.900%	6/1/13	150	160
Maxim Integrated Products Inc.	3.450%	6/14/13	150	154
Microsoft Corp.	2.950%	6/1/14	2,450	2,605
Motorola Inc.	8.000%	11/1/11	350	373
Oracle Corp.	4.950%	4/15/13	1,175	1,296
Oracle Corp.	3.750%	7/8/14	1,330	1,443
Pitney Bowes Inc.	4.875%	8/15/14	1,800	1,933
Tyco Electronics Group SA	6.000%	10/1/12	277	300
Xerox Corp.	5.500%	5/15/12	3,800	4,052
Xerox Corp.	5.650%	5/15/13	125	136
Xerox Corp.	4.250%	2/15/15	525	561

Transportation (0.8%)
Burlington Northern Santa Fe LLC	5.900%	7/1/12	100	108
Burlington Northern Santa Fe LLC	7.000%	2/1/14	750	880
Canadian National Railway Co.	6.375%	10/15/11	375	399
CSX Corp.	6.750%	3/15/11	900	929
CSX Corp.	6.250%	4/1/15	1,125	1,317
Ryder System Inc.	6.000%	3/1/13	150	163
Ryder System Inc.	5.850%	3/1/14	500	548
Southwest Airlines Co.	10.500%	12/15/11	150	166
Union Pacific Corp.	6.500%	4/15/12	60	65
Union Pacific Corp.	5.450%	1/31/13	900	986
United Parcel Service Inc.	4.500%	1/15/13	500	542
United Parcel Service Inc.	3.875%	4/1/14	600	652
				400,375
Utilities (7.6%)
Electric (5.9%)
Alabama Power Co.	4.850%	12/15/12	200	217
Allegheny Energy Supply Co. LLC	8.250%	4/15/12	200	216
Ameren Corp.	8.875%	5/15/14	525	608
Appalachian Power Co.	5.650%	8/15/12	50	54
Carolina Power & Light Co.	6.500%	7/15/12	1,075	1,174
Carolina Power & Light Co.	5.125%	9/15/13	75	83
Carolina Power & Light Co.	5.150%	4/1/15	237	272
Cleveland Electric Illuminating Co.	5.650%	12/15/13	75	82

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Commonwealth Edison Co.	5.400%	12/15/11	250	263
Commonwealth Edison Co.	6.150%	3/15/12	350	377
Commonwealth Edison Co.	4.700%	4/15/15	600	670
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	900	974
Consolidated Natural Gas Co.	5.000%	12/1/14	225	252
Constellation Energy Group Inc.	4.550%	6/15/15	525	569
Consumers Energy Co.	5.375%	4/15/13	50	55
Dayton Power & Light Co.	5.125%	10/1/13	710	787
Dominion Resources Inc.	5.700%	9/17/12	175	190
Dominion Resources Inc.	5.000%	3/15/13	200	218
Dominion Resources Inc.	5.150%	7/15/15	1,000	1,135
Duke Energy Corp.	6.300%	2/1/14	1,100	1,265
Duke Energy Corp.	3.950%	9/15/14	575	617
Duke Energy Corp.	3.350%	4/1/15	2,550	2,678
Exelon Corp.	4.900%	6/15/15	2,600	2,863
FirstEnergy Solutions Corp.	4.800%	2/15/15	1,650	1,776
FPL Group Capital Inc.	5.625%	9/1/11	1,350	1,413
FPL Group Capital Inc.	2.550%	11/15/13	375	385
FPL Group Capital Inc.	7.875%	12/15/15	175	219
Great Plains Energy Inc.	2.750%	8/15/13	325	326
Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	50	51
KCP&L Greater Missouri Operations Co.	11.875%	7/1/12	175	202
MidAmerican Energy Co.	5.650%	7/15/12	75	81
Midamerican Energy Holdings Co.	3.150%	7/15/12	475	492
Midamerican Energy Holdings Co.	5.875%	10/1/12	1,650	1,789
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	2,975	3,249
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	975	1,093
Nevada Power Co.	8.250%	6/1/11	75	79
Niagara Mohawk Power Corp.	3.553%	10/1/14	50	53
Nisource Finance Corp.	6.150%	3/1/13	1,200	1,310
Nisource Finance Corp.	5.400%	7/15/14	600	662
Northeast Utilities	7.250%	4/1/12	125	135
Northeast Utilities	5.650%	6/1/13	25	27
Northern States Power Co.	8.000%	8/28/12	840	957
Northern States Power Co.	1.950%	8/15/15	125	126
NSTAR Electric Co.	4.875%	10/15/12	50	54
Oncor Electric Delivery Co. LLC	6.375%	5/1/12	1,475	1,589
Oncor Electric Delivery Co. LLC	5.950%	9/1/13	525	586
Pacific Gas & Electric Co.	4.200%	3/1/11	875	891
Pacific Gas & Electric Co.	6.250%	12/1/13	310	356
Pacific Gas & Electric Co.	4.800%	3/1/14	1,225	1,356
PacifiCorp	6.900%	11/15/11	135	144
Peco Energy Co.	5.000%	10/1/14	25	28
PG&E Corp.	5.750%	4/1/14	50	56
PPL Energy Supply LLC	6.300%	7/15/13	1,650	1,844
PPL Energy Supply LLC	5.400%	8/15/14	75	83
Progress Energy Inc.	6.850%	4/15/12	400	434
Progress Energy Inc.	6.050%	3/15/14	1,050	1,199
PSEG Power LLC	5.000%	4/1/14	100	110
PSEG Power LLC	5.500%	12/1/15	975	1,111
Public Service Co. of Colorado	7.875%	10/1/12	365	415
Public Service Electric & Gas Co.	5.125%	9/1/12	600	645
Public Service Electric & Gas Co.	2.700%	5/1/15	150	157
Southern California Edison Co.	5.750%	3/15/14	75	86
Southern California Edison Co.	4.150%	9/15/14	1,089	1,199
Southern California Edison Co.	4.650%	4/1/15	600	678

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern Co.	5.300%	1/15/12	450	476
Southern Co.	4.150%	5/15/14	766	832
Southern Power Co.	6.250%	7/15/12	250	274
Southern Power Co.	4.875%	7/15/15	200	223
Tampa Electric Co.	6.875%	6/15/12	100	109
TransAlta Corp.	4.750%	1/15/15	2,600	2,800
Virginia Electric and Power Co.	5.100%	11/30/12	1,300	1,418

Natural Gas (1.7%)
Atmos Energy Corp.	5.125%	1/15/13	300	325
Atmos Energy Corp.	4.950%	10/15/14	105	116
CenterPoint Energy Resources Corp.	7.750%	2/15/11	300	309
Enbridge Inc.	5.800%	6/15/14	325	374
Energy Transfer Partners LP	5.650%	8/1/12	1,650	1,749
Energy Transfer Partners LP	6.000%	7/1/13	340	369
Energy Transfer Partners LP	5.950%	2/1/15	600	661
Enterprise Products Operating LLC	7.625%	2/15/12	700	757
Enterprise Products Operating LLC	4.600%	8/1/12	100	105
Enterprise Products Operating LLC	6.375%	2/1/13	100	110
Enterprise Products Operating LLC	9.750%	1/31/14	425	522
Enterprise Products Operating LLC	5.600%	10/15/14	825	924
Enterprise Products Operating LLC	5.000%	3/1/15	206	226
Enterprise Products Operating LLC	3.700%	6/1/15	1,300	1,353
Kinder Morgan Energy Partners LP	5.850%	9/15/12	300	323
Kinder Morgan Energy Partners LP	5.000%	12/15/13	1,550	1,673
Oneok Inc.	5.200%	6/15/15	225	247
ONEOK Partners LP	5.900%	4/1/12	150	160
Plains All American Pipeline LP / PAA Finance Corp. 4.250%		9/1/12	525	548
Southern California Gas Co.	4.375%	1/15/11	250	253
Spectra Energy Capital LLC	6.250%	2/15/13	1,725	1,884
Texas Gas Transmission LLC	4.600%	6/1/15	175	188
TransCanada PipeLines Ltd.	4.000%	6/15/13	425	456
TransCanada PipeLines Ltd.	3.400%	6/1/15	500	531
Williams Partners LP	3.800%	2/15/15	400	420
				63,780
Total Corporate Bonds (Cost $805,713)				822,302

			Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
2 Vanguard Market Liquidity Fund (Cost $6,762)	0.288%		6,762,243	6,762
Total Investments (99.4%) (Cost $819,482)				836,072
Other Assets and Liabilities (0.6%)
Other Assets				23,588
Liabilities				(18,770)
				4,818
Net Assets (100%)				840,890

Short-Term Corporate Bond Index Fund

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	823,836
Overdistributed Net Investment Income	(67)
Accumulated Net Realized Gains	531
Unrealized Appreciation (Depreciation)	16,590
Net Assets	840,890

Institutional Shares—Net Assets
Applicable to 5,173,925 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	133,998
Net Asset Value Per Share—Institutional Shares	$25.90

ETF Shares—Net Assets
Applicable to 9,100,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	706,892
Net Asset Value Per Share—ETF Shares	$77.68

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Operations

November 19, 2009[1] to
August 31, 2010
($000)
Investment Income
Income
Interest[2]	8,173
Total Income	8,173
Expenses
The Vanguard Group—Note B
Investment Advisory Services	15
Management and Administrative—Institutional Shares	37
Management and Administrative—ETF Shares	289
Marketing and Distribution—Institutional Shares	8
Marketing and Distribution—ETF Shares	35
Custodian Fees	14
Auditing Fees	10
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	8
Total Expenses	416
Net Investment Income	7,757
Realized Net Gain (Loss)
Investment Securities Sold	584
Futures Contracts	(49)
Realized Net Gain (Loss)	535
Change in Unrealized Appreciation (Depreciation) of Investment Securities	16,590
Net Increase (Decrease) in Net Assets Resulting from Operations	24,882
1 Inception.
2 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

November 19, 2009[1] to
August 31, 2010
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,757
Realized Net Gain (Loss)	535
Change in Unrealized Appreciation (Depreciation)	16,590
Net Increase (Decrease) in Net Assets Resulting from Operations	24,882
Distributions
Net Investment Income
Institutional Shares	(1,442)
ETF Shares	(6,382)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(7,824)
Capital Share Transactions
Institutional Shares	130,482
ETF Shares	693,350
Net Increase (Decrease) from Capital Share Transactions	823,832
Total Increase (Decrease)	840,890
Net Assets
Beginning of Period	—
End of Period[2]	840,890
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($67,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$25.02
Investment Operations
Net Investment Income	.453
Net Realized and Unrealized Gain (Loss) on Investments	.882
Total from Investment Operations	1.335
Distributions
Dividends from Net Investment Income	(.455)
Distributions from Realized Capital Gains	—
Total Distributions	(.455)
Net Asset Value, End of Period	$25.90

Total Return[2]	5.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$134
Ratio of Total Expenses to Average Net Assets	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	2.62%[3]
Portfolio Turnover Rate[4]	68%
1 Inception.
2 Total returns do not reflect the 0.25% transaction fee on purchases.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$75.05
Investment Operations
Net Investment Income	1.334
Net Realized and Unrealized Gain (Loss) on Investments	2.636
Total from Investment Operations	3.970
Distributions
Dividends from Net Investment Income	(1.340)
Distributions from Realized Capital Gains	—
Total Distributions	(1.340)
Net Asset Value, End of Period	$77.68

Total Return	5.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$707
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.56%[2]
Portfolio Turnover Rate[3]	68%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Signal Shares as of August 31, 2010. Institutional Shares were first issued on November 19, 2009. ETF Shares were first issued on November 19, 2009, and first offered to the public on November 23, 2009. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2010, and has concluded that no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Short-Term Corporate Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $138,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,008	—
Corporate Bonds	—	822,302	—
Temporary Cash Investments	6,762	—	—
Total	6,762	829,310	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from realized capital gains. Accordingly, the fund has reclassified $4,000 from accumulated net realized gains to paid-in capital.

Short-Term Corporate Bond Index Fund

For tax purposes, at August 31, 2010, the fund had short-term and long-term capital gains of $587,000 and $10,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2010, the cost of investment securities for tax purposes was $819,548,000. Net unrealized appreciation of investment securities for tax purposes was $16,524,000, consisting of unrealized gains of $16,760,000 on securities that had risen in value since their purchase and $236,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2010, the fund purchased $879,642,000 of investment securities and sold $87,265,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $186,040,000 and $179,034,000, respectively.

F. Capital share transactions for each class of shares were:

	Inception[1] to
	August 31, 2010
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued[2]	132,040	5,234
Issued in Lieu of Cash Distributions	1,442	57
Redeemed	(3,000)	(117)
Net Increase (Decrease)—Institutional Shares	130,482	5,174
ETF Shares
Issued[2]	693,350	9,100
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	693,350	9,100
1 November 19, 2009.
2 Includes purchase fees of $178,000 (fund total).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2010

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	501	1,235	8,214
Yield[3]		4.0%	2.3%
Signal Shares	3.8%
Institutional Shares	3.9%
ETF Shares	3.8%
Yield to Maturity	4.0%[4]	4.1%	2.3%
Average Coupon	6.0%	6.0%	4.4%
Average Effective
Maturity	7.6 years	7.6 years	6.4 years
Average Duration	6.2 years	6.2 years	4.3 years
Expense Ratio[5]		—	—
Signal Shares	0.15%
Institutional Shares	0.09%
ETF Shares	0.15%
Short-Term Reserves	0.2%	—	—

Sector Diversification[6] (% of portfolio)

Finance	36.9%
Industrial	52.3
Treasury/Agency	0.0
Utilities	10.6
Other	0.2

Distribution by Credit Quality (% of portfolio)

Aaa	1.2%
Aa	11.5
A	45.7
Baa	41.6
For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Maturity (% of portfolio)

Under 1 Year	0.3%
1– 5 Years	1.0
5–10 Years	98.7

1 Barclays Capital U.S. 5–10 Year Corporate Bond Index.
2 Barclays Capital U.S. Aggregate Float Adjusted Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated November 19, 2009, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2010, the annualized expense ratios were 0.15% for Signal Shares, 0.09% for Institutional Shares,
and 0.15% for ETF Shares.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
See the Glossary of investment terms.

Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009–August 31, 2010
Initial Investment of $10,000

	Total Returns	Final Value of
	Period Ended August 31, 2010	a $10,000
	Since Inception[1]	Investment
Intermediate-Term Corporate Bond Index Fund
ETF Shares Net Asset Value	11.30%	$11,130
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	11.81	11,181
Barclays Capital U.S. Aggregate Float Adjusted Index	6.94	10,694
Barclays Capital U.S. 5–10 Year Corporate Bond Index	11.41	11,141

		Final Value of
	Since	a $1,000,000
	Inception[1]	Investment
Intermediate-Term Corporate Bond Index Fund Signal Shares[2]	8.31%	$1,083,134
Barclays Capital U.S. Aggregate Float Adjusted Index	5.81	1,058,091
Barclays Capital U.S. 5–10 Year Corporate Bond Index	8.67	1,086,662

		Final Value of
	Since	a $5,000,000
	Inception[1]	Investment
Intermediate-Term Corporate Bond Index Fund Institutional Shares[2]	10.83%	$5,541,253
Barclays Capital U.S. Aggregate Float Adjusted Index	6.94	5,346,901
Barclays Capital U.S. 5–10 Year Corporate Bond Index	11.41	5,570,509

1 Performance for the fund and its comparative standards is calculated since the following inception dates: November 19, 2009, for the ETF and Institutional Shares; and March 2, 2010, for the Signal Shares.
2 Performance figures are adjusted for the 0.50% transaction fee on purchases.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

Fiscal-Period Total Returns (%): November 19, 2009–August 31, 2010

		ETF Shares Net Asset Value		Barclays[1]
Fiscal	Capital	Income	Total	Total
Period	Return	Return	Return	Return
2010	7.7%	3.6%	11.3%	11.4%

Total Returns: Period Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	Capital	Income	Total
Signal Shares	3/2/2010	2.59%	1.52%	4.11%
Fee-Adjusted Returns[2]		2.08	1.51	3.59
Institutional Shares	11/19/2009	3.76	2.76	6.52
Fee-Adjusted Returns[2]		3.25	2.73	5.98
ETF Shares	11/19/2009
Market Price				7.06
Net Asset Value				6.45

1 Barclays Capital U.S. 5–10 Year Corporate Bond Index.
2 Performance figures are adjusted for the 0.50% transaction fee on purchases.
For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.3%)
U.S. Government Securities (0.3%)
United States Treasury Note/Bond	1.750%	11/15/11	90	92
United States Treasury Note/Bond	2.750%	5/31/17	5	5
United States Treasury Note/Bond	3.625%	8/15/19	20	22
United States Treasury Note/Bond	2.625%	8/15/20	800	811
Total U.S. Government and Agency Obligations (Cost $929)				930
Corporate Bonds (98.3%)
Finance (36.0%)
Banking (23.9%)
American Express Co.	6.150%	8/28/17	425	489
American Express Co.	7.000%	3/19/18	1,300	1,564
American Express Co.	8.125%	5/20/19	700	900
1 American Express Co.	6.800%	9/1/66	400	390
Bank of America Corp.	3.700%	9/1/15	350	350
Bank of America Corp.	6.500%	8/1/16	1,250	1,397
Bank of America Corp.	6.000%	9/1/17	200	214
Bank of America Corp.	5.750%	12/1/17	475	504
Bank of America Corp.	5.650%	5/1/18	1,375	1,435
Bank of America Corp.	5.625%	7/1/20	1,050	1,081
Bank of America NA	5.300%	3/15/17	3,600	3,693
Bank of New York Mellon Corp.	4.600%	1/15/20	825	918
Barclays Bank PLC	5.000%	9/22/16	1,875	2,039
Barclays Bank PLC	6.750%	5/22/19	425	504
BB&T Corp.	5.200%	12/23/15	400	443
BB&T Corp.	3.950%	4/29/16	650	683
BB&T Corp.	6.850%	4/30/19	150	182
Bear Stearns Cos. LLC	5.550%	1/22/17	75	82
Bear Stearns Cos. LLC	6.400%	10/2/17	1,275	1,481
Bear Stearns Cos. LLC	7.250%	2/1/18	475	572
Capital One Bank USA NA	8.800%	7/15/19	975	1,236
Capital One Financial Corp.	6.150%	9/1/16	225	245
Capital One Financial Corp.	6.750%	9/15/17	150	179
Citigroup Inc.	5.850%	8/2/16	400	432
Citigroup Inc.	5.500%	2/15/17	300	309
Citigroup Inc.	6.000%	8/15/17	425	458
Citigroup Inc.	6.125%	11/21/17	1,425	1,541
Citigroup Inc.	6.125%	5/15/18	1,875	2,043
Citigroup Inc.	8.500%	5/22/19	250	306
Citigroup Inc.	5.375%	8/9/20	550	555

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Comerica Bank	5.200%	8/22/17	150	160
Credit Suisse	6.000%	2/15/18	1,975	2,158
Credit Suisse	5.300%	8/13/19	100	110
Credit Suisse AG	5.400%	1/14/20	675	711
1 Credit Suisse/Guernsey	5.860%	5/15/49	400	366
Deutsche Bank AG	6.000%	9/1/17	1,050	1,221
Discover Bank	8.700%	11/18/19	300	358
Fifth Third Bancorp	5.450%	1/15/17	900	942
1 Fifth Third Capital Trust IV	6.500%	4/15/67	125	108
First Niagara Financial Group Inc.	6.750%	3/19/20	100	110
Goldman Sachs Group Inc.	5.350%	1/15/16	1,725	1,870
Goldman Sachs Group Inc.	5.625%	1/15/17	875	916
Goldman Sachs Group Inc.	5.950%	1/18/18	900	976
Goldman Sachs Group Inc.	6.150%	4/1/18	1,400	1,531
Goldman Sachs Group Inc.	7.500%	2/15/19	385	452
Goldman Sachs Group Inc.	5.375%	3/15/20	825	852
Goldman Sachs Group Inc.	6.000%	6/15/20	450	484
HSBC Bank USA NA	6.000%	8/9/17	450	505
HSBC Bank USA NA	4.875%	8/24/20	175	181
JPMorgan Chase & Co.	3.700%	1/20/15	50	52
JPMorgan Chase & Co.	6.125%	6/27/17	725	824
JPMorgan Chase & Co.	6.000%	1/15/18	750	851
JPMorgan Chase & Co.	6.300%	4/23/19	1,200	1,376
JPMorgan Chase & Co.	4.400%	7/22/20	450	456
JPMorgan Chase Bank NA	5.875%	6/13/16	200	225
JPMorgan Chase Bank NA	6.000%	10/1/17	1,585	1,785
Merrill Lynch & Co. Inc.	6.050%	5/16/16	590	621
Merrill Lynch & Co. Inc.	5.700%	5/2/17	400	414
Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,425	1,576
Merrill Lynch & Co. Inc.	6.875%	11/15/18	400	439
Morgan Stanley	5.375%	10/15/15	950	1,012
Morgan Stanley	5.450%	1/9/17	1,950	2,031
Morgan Stanley	5.550%	4/27/17	900	942
Morgan Stanley	5.950%	12/28/17	175	185
Morgan Stanley	6.625%	4/1/18	525	573
Morgan Stanley	7.300%	5/13/19	350	399
Morgan Stanley	5.625%	9/23/19	1,640	1,672
Morgan Stanley	5.500%	7/24/20	1,125	1,132
PNC Funding Corp.	4.250%	9/21/15	1,175	1,256
PNC Funding Corp.	5.125%	2/8/20	875	945
Regions Bank	7.500%	5/15/18	525	548
Royal Bank of Canada	2.625%	12/15/15	150	155
Royal Bank of Scotland Group PLC	6.400%	10/21/19	1,000	1,070
Royal Bank of Scotland PLC	5.625%	8/24/20	75	77
SunTrust Bank	5.000%	9/1/15	65	70
SunTrust Banks Inc.	6.000%	9/11/17	100	109
UBS AG	5.875%	12/20/17	525	590
UBS AG	5.750%	4/25/18	1,775	1,980
UBS AG	4.875%	8/4/20	625	653
Wachovia Bank NA	5.600%	3/15/16	275	302
Wachovia Corp.	5.625%	10/15/16	550	609
Wachovia Corp.	5.750%	6/15/17	225	255
Wells Fargo & Co.	5.625%	12/11/17	2,000	2,254
Wells Fargo Bank NA	5.750%	5/16/16	525	584
Westpac Banking Corp.	4.875%	11/19/19	550	590

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Brokerage (0.9%)
1 Ameriprise Financial Inc.	7.518%	6/1/66	350	344
BlackRock Inc.	6.250%	9/15/17	200	236
BlackRock Inc.	5.000%	12/10/19	600	665
Charles Schwab Corp.	4.450%	7/22/20	400	419
Jefferies Group Inc.	8.500%	7/15/19	300	351
Lazard Group LLC	6.850%	6/15/17	200	214
Nomura Holdings Inc.	6.700%	3/4/20	375	426

Finance Companies (2.8%)
Discover Financial Services	6.450%	6/12/17	100	107
Discover Financial Services	10.250%	7/15/19	50	64
1 GE Capital Trust I	6.375%	11/15/67	800	770
General Electric Capital Corp.	4.375%	9/21/15	100	108
General Electric Capital Corp.	5.625%	9/15/17	2,610	2,886
General Electric Capital Corp.	5.625%	5/1/18	625	690
2 General Electric Capital Corp.	6.000%	8/7/19	750	845
General Electric Capital Corp.	5.550%	5/4/20	250	273
1 General Electric Capital Corp.	6.375%	11/15/67	150	144
1 HSBC Finance Capital Trust IX	5.911%	11/30/35	100	90
HSBC Finance Corp.	5.500%	1/19/16	1,150	1,256
SLM Corp.	8.450%	6/15/18	400	367
SLM Corp.	8.000%	3/25/20	600	525

Insurance (5.9%)
ACE INA Holdings Inc.	5.700%	2/15/17	200	225
ACE INA Holdings Inc.	5.900%	6/15/19	525	610
Aegon NV	4.625%	12/1/15	525	553
Aetna Inc.	6.000%	6/15/16	625	727
Allstate Corp.	7.450%	5/16/19	525	649
American International Group Inc.	5.050%	10/1/15	250	244
American International Group Inc.	5.450%	5/18/17	100	95
American International Group Inc.	5.850%	1/16/18	350	339
American International Group Inc.	8.250%	8/15/18	1,800	1,944
Axis Specialty Finance LLC	5.875%	6/1/20	100	101
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	475	546
Chubb Corp.	5.750%	5/15/18	475	553
1 Chubb Corp.	6.375%	3/29/67	300	293
CNA Financial Corp.	6.500%	8/15/16	250	269
CNA Financial Corp.	5.875%	8/15/20	75	76
Genworth Financial Inc.	8.625%	12/15/16	50	55
Genworth Financial Inc.	6.515%	5/22/18	100	100
Hartford Financial Services Group Inc.	6.300%	3/15/18	100	108
Hartford Financial Services Group Inc.	6.000%	1/15/19	475	498
Hartford Financial Services Group Inc.	5.500%	3/30/20	175	177
Humana Inc.	6.450%	6/1/16	275	304
Lincoln National Corp.	8.750%	7/1/19	150	192
1 Lincoln National Corp.	7.000%	5/17/66	425	388
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	650	706
MetLife Inc.	6.750%	6/1/16	1,050	1,245
MetLife Inc.	7.717%	2/15/19	145	183
PartnerRe Finance B LLC	5.500%	6/1/20	100	103
1 Progressive Corp.	6.700%	6/15/37	75	72
Protective Life Corp.	7.375%	10/15/19	100	114
Prudential Financial Inc.	4.750%	9/17/15	1,050	1,129
Prudential Financial Inc.	7.375%	6/15/19	200	243

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Prudential Financial Inc.	8.875%	6/15/38	175	192
1 Reinsurance Group of America Inc.	6.750%	12/15/65	175	147
Travelers Cos. Inc.	5.900%	6/2/19	825	961
1 Travelers Cos. Inc.	6.250%	3/15/37	400	383
UnitedHealth Group Inc.	5.375%	3/15/16	300	340
UnitedHealth Group Inc.	6.000%	2/15/18	650	764
WellPoint Inc.	5.250%	1/15/16	825	922
WellPoint Inc.	5.875%	6/15/17	175	202
Willis North America Inc.	7.000%	9/29/19	150	165

Other Finance (0.1%)
NASDAQ OMX Group Inc.	5.550%	1/15/20	300	318

Real Estate Investment Trusts (2.4%)
AMB Property LP	4.500%	8/15/17	200	201
Boston Properties LP	5.875%	10/15/19	600	670
Duke Realty LP	6.750%	3/15/20	125	140
ERP Operating LP	5.125%	3/15/16	150	163
ERP Operating LP	5.750%	6/15/17	775	876
HCP Inc.	6.700%	1/30/18	850	937
Health Care REIT Inc.	6.200%	6/1/16	275	307
Hospitality Properties Trust	5.625%	3/15/17	350	353
Kimco Realty Corp.	6.875%	10/1/19	100	116
ProLogis	7.375%	10/30/19	450	454
ProLogis	6.875%	3/15/20	875	850
Simon Property Group LP	5.875%	3/1/17	550	626
Simon Property Group LP	6.125%	5/30/18	175	203
Simon Property Group LP	10.350%	4/1/19	200	280
Simon Property Group LP	5.650%	2/1/20	750	834
				103,873
Industrial (51.8%)
Basic Industry (5.7%)
Alcoa Inc.	5.550%	2/1/17	650	664
Alcoa Inc.	6.750%	7/15/18	200	214
ArcelorMittal	6.125%	6/1/18	500	534
ArcelorMittal	9.850%	6/1/19	175	220
ArcelorMittal	5.250%	8/5/20	475	464
Barrick Gold Corp.	6.950%	4/1/19	725	907
Barrick North America Finance LLC	6.800%	9/15/18	125	157
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	725	827
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	200	244
Cliffs Natural Resources Inc.	5.900%	3/15/20	50	54
Dow Chemical Co.	5.700%	5/15/18	175	189
Dow Chemical Co.	8.550%	5/15/19	1,150	1,437
EI du Pont de Nemours & Co.	6.000%	7/15/18	225	271
EI du Pont de Nemours & Co.	4.625%	1/15/20	1,075	1,199
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	1,280	1,421
International Paper Co.	7.950%	6/15/18	1,050	1,272
International Paper Co.	9.375%	5/15/19	175	227
Lubrizol Corp.	8.875%	2/1/19	300	387
Newmont Mining Corp.	5.125%	10/1/19	150	166
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	500	534
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	100	121
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	200	217
PPG Industries Inc.	6.650%	3/15/18	400	487
Praxair Inc.	3.250%	9/15/15	200	213

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Praxair Inc.	4.500%	8/15/19	300	330
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,000	1,184
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	175	242
Teck Resources Ltd.	10.250%	5/15/16	300	361
Teck Resources Ltd.	3.850%	8/15/17	400	406
Teck Resources Ltd.	10.750%	5/15/19	275	341
Vale Overseas Ltd.	5.625%	9/15/19	1,175	1,260

Capital Goods (5.6%)
Acuity Brands Lighting Inc.	6.000%	12/15/19	200	218
Allied Waste North America Inc.	7.125%	5/15/16	400	428
Allied Waste North America Inc.	6.875%	6/1/17	200	220
Boeing Co.	3.750%	11/20/16	300	327
Boeing Co.	6.000%	3/15/19	225	274
Caterpillar Financial Services Corp.	7.150%	2/15/19	750	960
Caterpillar Inc.	5.700%	8/15/16	150	176
Caterpillar Inc.	7.900%	12/15/18	200	265
CRH America Inc.	6.000%	9/30/16	525	579
CRH America Inc.	8.125%	7/15/18	200	237
Danaher Corp.	5.400%	3/1/19	475	559
Deere & Co.	4.375%	10/16/19	450	498
Embraer Overseas Ltd.	6.375%	1/24/17	200	219
Embraer Overseas Ltd.	6.375%	1/15/20	225	249
Emerson Electric Co.	4.875%	10/15/19	100	115
General Electric Co.	5.250%	12/6/17	1,500	1,685
Goodrich Corp.	4.875%	3/1/20	225	252
Harsco Corp.	5.750%	5/15/18	475	551
Honeywell International Inc.	5.300%	3/1/18	975	1,151
Illinois Tool Works Inc.	6.250%	4/1/19	25	31
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	550	666
John Deere Capital Corp.	5.350%	4/3/18	100	116
L-3 Communications Corp.	5.200%	10/15/19	100	108
L-3 Communications Corp.	4.750%	7/15/20	325	341
Lockheed Martin Corp.	4.250%	11/15/19	775	846
Northrop Grumman Corp.	5.050%	8/1/19	475	544
Owens Corning	6.500%	12/1/16	850	906
Raytheon Co.	4.400%	2/15/20	125	140
Roper Industries Inc.	6.250%	9/1/19	600	697
Tyco International Finance SA	3.375%	10/15/15	250	265
Tyco International Finance SA	8.500%	1/15/19	250	333
United Technologies Corp.	6.125%	2/1/19	225	278
United Technologies Corp.	4.500%	4/15/20	800	901
Waste Management Inc.	6.100%	3/15/18	650	758
Waste Management Inc.	4.750%	6/30/20	150	161

Communication (9.7%)
America Movil SAB de CV	5.625%	11/15/17	450	507
America Movil SAB de CV	5.000%	3/30/20	450	484
American Tower Corp.	7.000%	10/15/17	600	693
AT&T Inc.	5.500%	2/1/18	1,100	1,268
AT&T Inc.	5.800%	2/15/19	675	795
British Telecommunications PLC	5.950%	1/15/18	200	219
CBS Corp.	5.750%	4/15/20	440	487
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	600	811
Comcast Corp.	6.500%	1/15/17	1,025	1,215
Comcast Corp.	6.300%	11/15/17	1,450	1,711

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Comcast Corp.	5.150%	3/1/20	200	218
COX Communications Inc.	5.500%	10/1/15	525	591
Deutsche Telekom International Finance BV	6.750%	8/20/18	200	244
Deutsche Telekom International Finance BV	6.000%	7/8/19	475	560
DIRECTV Holdings LLC	5.200%	3/15/20	200	215
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	7.625%	5/15/16	300	331
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.875%	10/1/19	875	986
Discovery Communications LLC	5.050%	6/1/20	775	835
Embarq Corp.	7.082%	6/1/16	925	1,011
France Telecom SA	5.375%	7/8/19	500	578
Grupo Televisa SA	6.000%	5/15/18	400	449
NBC Universal Inc.	5.150%	4/30/20	125	136
News America Inc.	6.900%	3/1/19	475	578
Omnicom Group Inc.	5.900%	4/15/16	565	649
Qwest Corp.	8.375%	5/1/16	700	814
Reed Elsevier Capital Inc.	8.625%	1/15/19	450	590
Rogers Communications Inc.	6.800%	8/15/18	475	588
RR Donnelley & Sons Co.	6.125%	1/15/17	600	620
Telecom Italia Capital SA	5.250%	10/1/15	1,275	1,361
Telecom Italia Capital SA	6.999%	6/4/18	175	199
Telefonica Emisiones SAU	5.877%	7/15/19	310	351
Telefonica Emisiones SAU	5.134%	4/27/20	375	403
Thomson Reuters Corp.	6.500%	7/15/18	150	181
Time Warner Cable Inc.	5.850%	5/1/17	125	143
Time Warner Cable Inc.	6.750%	7/1/18	1,125	1,340
Time Warner Cable Inc.	8.250%	4/1/19	925	1,183
Verizon Communications Inc.	5.500%	2/15/18	1,950	2,228
Verizon Communications Inc.	6.100%	4/15/18	200	236
Verizon Communications Inc.	8.750%	11/1/18	425	572
Vodafone Group PLC	3.375%	11/24/15	200	208
Vodafone Group PLC	5.750%	3/15/16	175	201
Vodafone Group PLC	5.625%	2/27/17	725	823
Vodafone Group PLC	4.625%	7/15/18	250	269

Consumer Cyclical (4.6%)
Costco Wholesale Corp.	5.500%	3/15/17	450	532
CVS Caremark Corp.	5.750%	6/1/17	800	917
CVS Caremark Corp.	6.600%	3/15/19	500	601
CVS Caremark Corp.	4.750%	5/18/20	75	80
Darden Restaurants Inc.	6.200%	10/15/17	300	352
Expedia Inc.	5.950%	8/15/20	75	77
Home Depot Inc.	5.400%	3/1/16	975	1,099
Johnson Controls Inc.	5.000%	3/30/20	725	799
Lowe’s Cos. Inc.	5.000%	10/15/15	800	920
McDonald’s Corp.	5.350%	3/1/18	900	1,061
Nordstrom Inc.	6.250%	1/15/18	400	468
Target Corp.	5.875%	7/15/16	200	240
Target Corp.	6.000%	1/15/18	800	969
Time Warner Inc.	5.875%	11/15/16	675	781
Time Warner Inc.	4.875%	3/15/20	550	589
TJX Cos. Inc.	6.950%	4/15/19	150	192
Toll Brothers Finance Corp.	6.750%	11/1/19	200	206
Viacom Inc.	6.250%	4/30/16	725	846
Wal-Mart Stores Inc.	5.375%	4/5/17	200	235

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.800%	2/15/18	100	121
Wal-Mart Stores Inc.	3.625%	7/8/20	725	752
Walgreen Co.	5.250%	1/15/19	250	292
Walt Disney Co.	5.625%	9/15/16	150	179
Western Union Co.	5.930%	10/1/16	300	348
Yum! Brands Inc.	6.250%	3/15/18	650	770

Consumer Noncyclical (13.3%)
Abbott Laboratories	5.875%	5/15/16	875	1,049
Abbott Laboratories	5.600%	11/30/17	750	899
Abbott Laboratories	5.125%	4/1/19	550	632
Altria Group Inc.	4.125%	9/11/15	300	318
Altria Group Inc.	9.700%	11/10/18	1,425	1,886
Altria Group Inc.	9.250%	8/6/19	575	754
AmerisourceBergen Corp.	5.875%	9/15/15	150	171
Amgen Inc.	5.850%	6/1/17	925	1,113
Amgen Inc.	5.700%	2/1/19	175	209
Anheuser-Busch Cos. Inc.	5.500%	1/15/18	200	225
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,250	1,412
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	175	192
Archer-Daniels-Midland Co.	5.450%	3/15/18	500	585
AstraZeneca PLC	5.900%	9/15/17	850	1,028
Baxter International Inc.	5.900%	9/1/16	700	844
Bottling Group LLC	5.500%	4/1/16	175	206
Bottling Group LLC	5.125%	1/15/19	500	576
Bunge Ltd. Finance Corp.	8.500%	6/15/19	300	363
Campbell Soup Co.	3.050%	7/15/17	125	131
CareFusion Corp.	6.375%	8/1/19	625	742
Coca-Cola Co.	5.350%	11/15/17	650	766
Covidien International Finance SA	6.000%	10/15/17	425	506
Diageo Capital PLC	5.500%	9/30/16	200	233
Diageo Capital PLC	4.828%	7/15/20	100	113
Diageo Finance BV	5.300%	10/28/15	400	460
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	600	740
Eli Lilly & Co.	5.200%	3/15/17	450	521
Fortune Brands Inc.	5.375%	1/15/16	150	163
General Mills Inc.	5.700%	2/15/17	900	1,069
General Mills Inc.	5.650%	2/15/19	200	236
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	975	1,157
Johnson & Johnson	5.550%	8/15/17	175	209
Johnson & Johnson	5.150%	7/15/18	700	814
Kellogg Co.	4.450%	5/30/16	500	560
Kellogg Co.	4.150%	11/15/19	175	191
Kimberly-Clark Corp.	7.500%	11/1/18	425	560
Kimberly-Clark Corp.	3.625%	8/1/20	100	104
Koninklijke Philips Electronics NV	5.750%	3/11/18	600	701
Kraft Foods Inc.	4.125%	2/9/16	1,175	1,261
Kraft Foods Inc.	6.500%	8/11/17	175	209
Kraft Foods Inc.	6.125%	2/1/18	1,225	1,434
Kraft Foods Inc.	5.375%	2/10/20	675	752
Kroger Co.	3.900%	10/1/15	325	351
Kroger Co.	6.150%	1/15/20	250	298
Life Technologies Corp.	6.000%	3/1/20	125	143
Lorillard Tobacco Co.	8.125%	6/23/19	200	230
Lorillard Tobacco Co.	6.875%	5/1/20	450	474
Medco Health Solutions Inc.	7.125%	3/15/18	825	1,014

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Medtronic Inc.	4.450%	3/15/20	475	525
Merck & Co. Inc.	6.000%	9/15/17	400	488
Novartis Capital Corp.	4.400%	4/24/20	300	335
Novartis Securities Investment Ltd.	5.125%	2/10/19	700	808
PepsiCo Inc.	5.000%	6/1/18	450	516
PepsiCo Inc.	7.900%	11/1/18	850	1,140
Pfizer Inc.	6.200%	3/15/19	400	494
Philip Morris International Inc.	5.650%	5/16/18	675	786
Procter & Gamble Co.	4.700%	2/15/19	995	1,134
Quest Diagnostics Inc.	5.450%	11/1/15	300	337
Quest Diagnostics Inc.	4.750%	1/30/20	250	264
Reynolds American Inc.	7.625%	6/1/16	375	439
Reynolds American Inc.	6.750%	6/15/17	150	167
Safeway Inc.	6.350%	8/15/17	425	506
Safeway Inc.	5.000%	8/15/19	125	137
Sara Lee Corp.	4.100%	9/15/20	50	50
St. Jude Medical Inc.	4.875%	7/15/19	400	452
Stryker Corp.	4.375%	1/15/20	100	110
Sysco Corp.	5.250%	2/12/18	150	173
Wyeth	5.450%	4/1/17	900	1,058

Energy (6.4%)
Anadarko Petroleum Corp.	5.950%	9/15/16	775	765
Anadarko Petroleum Corp.	6.375%	9/15/17	475	470
Apache Corp.	5.625%	1/15/17	600	696
BP Capital Markets PLC	4.750%	3/10/19	150	147
Canadian Natural Resources Ltd.	5.700%	5/15/17	675	779
Cenovus Energy Inc.	5.700%	10/15/19	250	290
Chevron Corp.	4.950%	3/3/19	400	462
ConocoPhillips	5.750%	2/1/19	450	536
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	700	823
Devon Energy Corp.	6.300%	1/15/19	225	272
Encana Corp.	5.900%	12/1/17	175	205
Encana Corp.	6.500%	5/15/19	500	609
EOG Resources Inc.	5.625%	6/1/19	150	177
Halliburton Co.	6.150%	9/15/19	700	828
Hess Corp.	8.125%	2/15/19	400	523
Husky Energy Inc.	7.250%	12/15/19	200	249
Marathon Oil Corp.	5.900%	3/15/18	425	489
Nabors Industries Inc.	9.250%	1/15/19	650	831
Noble Energy Inc.	8.250%	3/1/19	350	456
Occidental Petroleum Corp.	4.125%	6/1/16	300	336
Shell International Finance BV	3.250%	9/22/15	800	844
Shell International Finance BV	4.300%	9/22/19	775	837
Smith International Inc.	9.750%	3/15/19	300	427
Statoil ASA	3.125%	8/17/17	125	129
Statoil ASA	5.250%	4/15/19	875	1,011
Suncor Energy Inc.	6.100%	6/1/18	1,050	1,227
Talisman Energy Inc.	7.750%	6/1/19	300	383
Total Capital SA	3.125%	10/2/15	475	502
Total Capital SA	4.450%	6/24/20	125	137
Transocean Inc.	6.000%	3/15/18	500	499
Valero Energy Corp.	9.375%	3/15/19	500	637
Valero Energy Corp.	6.125%	2/1/20	125	136
Weatherford International Ltd.	9.625%	3/1/19	575	753
XTO Energy Inc.	5.500%	6/15/18	300	358
XTO Energy Inc.	6.500%	12/15/18	500	637

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Technology (4.6%)
Adobe Systems Inc.	4.750%	2/1/20	400	430
Agilent Technologies Inc.	6.500%	11/1/17	500	580
Cisco Systems Inc.	4.950%	2/15/19	850	975
Cisco Systems Inc.	4.450%	1/15/20	1,600	1,757
Computer Sciences Corp.	6.500%	3/15/18	200	232
Dell Inc.	5.875%	6/15/19	200	232
Hewlett-Packard Co.	5.400%	3/1/17	300	350
Hewlett-Packard Co.	5.500%	3/1/18	350	415
International Business Machines Corp.	5.700%	9/14/17	1,150	1,377
International Business Machines Corp.	7.625%	10/15/18	729	969
International Game Technology	5.500%	6/15/20	50	53
Microsoft Corp.	4.200%	6/1/19	700	782
Nokia Oyj	5.375%	5/15/19	500	550
Oracle Corp.	5.250%	1/15/16	1,900	2,205
Oracle Corp.	5.750%	4/15/18	300	360
Oracle Corp.	3.875%	7/15/20	60	63
Pitney Bowes Inc.	4.750%	1/15/16	500	526
Xerox Corp.	6.400%	3/15/16	325	375
Xerox Corp.	6.350%	5/15/18	800	919

Transportation (1.9%)
Burlington Northern Santa Fe LLC	5.650%	5/1/17	150	173
Burlington Northern Santa Fe LLC	5.750%	3/15/18	500	580
Canadian National Railway Co.	5.550%	3/1/19	125	149
1 Continental Airlines 2009-2 Class A
Pass Through Trust	7.250%	11/10/19	200	219
CSX Corp.	6.250%	3/15/18	350	413
CSX Corp.	7.375%	2/1/19	125	157
1 Delta Air Lines Inc.	7.750%	12/17/19	221	242
FedEx Corp.	8.000%	1/15/19	150	196
Norfolk Southern Corp.	5.750%	1/15/16	100	116
Norfolk Southern Corp.	5.750%	4/1/18	100	116
Norfolk Southern Corp.	5.900%	6/15/19	800	952
Ryder System Inc.	3.600%	3/1/16	160	161
Ryder System Inc.	5.850%	11/1/16	100	112
Union Pacific Corp.	5.700%	8/15/18	400	464
Union Pacific Corp.	7.875%	1/15/19	425	558
Union Pacific Corp.	6.125%	2/15/20	150	181
United Parcel Service Inc.	5.500%	1/15/18	150	177
United Parcel Service Inc.	5.125%	4/1/19	350	411
				149,421
Utilities (10.5%)
Electric (7.0%)
Ameren Energy Generating Co.	7.000%	4/15/18	475	509
American Water Capital Corp.	6.085%	10/15/17	450	513
Appalachian Power Co.	7.950%	1/15/20	175	230
Atlantic City Electric Co.	7.750%	11/15/18	75	98
Carolina Power & Light Co.	5.300%	1/15/19	925	1,080
Commonwealth Edison Co.	4.000%	8/1/20	400	424
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	600	716
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	200	259
Consumers Energy Co.	6.125%	3/15/19	25	30
Consumers Energy Co.	6.700%	9/15/19	125	157
Consumers Energy Co.	5.650%	4/15/20	175	201
Dominion Resources Inc.	8.875%	1/15/19	450	612

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dominion Resources Inc.	5.200%	8/15/19	1,000	1,144
1 Dominion Resources Inc.	7.500%	6/30/66	200	205
Duke Energy Carolinas LLC	7.000%	11/15/18	200	258
Duke Energy Corp.	5.050%	9/15/19	775	875
Duke Energy Indiana Inc.	3.750%	7/15/20	300	316
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	150	176
Exelon Generation Co. LLC	6.200%	10/1/17	275	325
Exelon Generation Co. LLC	5.200%	10/1/19	875	985
Florida Power Corp.	5.650%	6/15/18	225	267
FPL Group Capital Inc.	7.875%	12/15/15	600	750
FPL Group Capital Inc.	6.000%	3/1/19	200	235
1 FPL Group Capital Inc.	6.650%	6/15/67	225	215
Georgia Power Co.	5.700%	6/1/17	300	355
Georgia Power Co.	4.250%	12/1/19	300	325
Midamerican Energy Holdings Co.	5.750%	4/1/18	850	990
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	300	347
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	725	1,043
Nevada Power Co.	7.125%	3/15/19	750	928
Nisource Finance Corp.	10.750%	3/15/16	175	232
Nisource Finance Corp.	6.400%	3/15/18	825	949
Northern States Power Co.	5.250%	3/1/18	900	1,047
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	475	575
Pacific Gas & Electric Co.	5.625%	11/30/17	500	582
Pacific Gas & Electric Co.	8.250%	10/15/18	175	234
Pennsylvania Electric Co.	5.200%	4/1/20	350	385
Public Service Electric & Gas Co.	3.500%	8/15/20	375	386
Southern California Edison Co.	5.500%	8/15/18	100	119
Southwestern Electric Power Co.	5.875%	3/1/18	300	337
TransAlta Corp.	6.650%	5/15/18	550	635
Union Electric Co.	6.700%	2/1/19	200	245

Natural Gas (3.4%)
Enbridge Energy Partners LP	9.875%	3/1/19	300	409
Energy Transfer Partners LP	9.700%	3/15/19	200	259
Energy Transfer Partners LP	9.000%	4/15/19	400	500
Enterprise Products Operating LLC	6.300%	9/15/17	450	523
Enterprise Products Operating LLC	6.500%	1/31/19	500	582
EQT Corp.	8.125%	6/1/19	575	709
Kinder Morgan Energy Partners LP	5.950%	2/15/18	200	227
Kinder Morgan Energy Partners LP	9.000%	2/1/19	675	879
National Grid PLC	6.300%	8/1/16	700	821
ONEOK Partners LP	8.625%	3/1/19	475	611
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	150	173
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	800	884
Sempra Energy	9.800%	2/15/19	650	911
TransCanada PipeLines Ltd.	7.125%	1/15/19	800	1,027
1 TransCanada PipeLines Ltd.	6.350%	5/15/67	250	230
Williams Partners LP	5.250%	3/15/20	125	135
Williams Partners LP / Williams Partners
Finance Corp.	7.250%	2/1/17	800	954

Other Utility (0.1%)
Veolia Environnement	6.000%	6/1/18	150	172
				30,300
Total Corporate Bonds (Cost $269,301)				283,594

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.1%)
Board of Trustees of The Leland
Stanford Junior University	4.750%	5/1/19	150	169
Johns Hopkins University	5.250%	7/1/19	100	117
Total Taxable Municipal Bonds (Cost $267)				286

			Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
3 Vanguard Market Liquidity Fund (Cost $1,256)	0.288%		1,256,000	1,256
Total Investments (99.1%) (Cost $271,753)				286,066
Other Assets and Liabilities (0.9%)
Other Assets				10,701
Liabilities				(8,124)
				2,577
Net Assets (100%)				288,643

Intermediate-Term Corporate Bond Index Fund

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	273,785
Overdistributed Net Investment Income	(28)
Accumulated Net Realized Gains	572
Unrealized Appreciation (Depreciation)
Investment Securities	14,313
Futures Contracts	1
Net Assets	288,643

Signal Shares—Net Assets
Applicable to 104,213 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,268
Net Asset Value Per Share—Signal Shares	$21.76

Institutional Shares—Net Assets
Applicable to 449,608 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,093
Net Asset Value Per Share—Institutional Shares	$26.90

ETF Shares—Net Assets
Applicable to 3,400,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	274,282
Net Asset Value Per Share—ETF Shares	$80.67

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Securities with a value of $56,000 have been segregated as initial margin for open futures contracts.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

November 19, 2009[1] to
August 31, 2010
($000)
Investment Income
Income
Interest[2]	5,423
Total Income	5,423
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6
Management and Administrative—Signal Shares	1
Management and Administrative—Institutional Shares	3
Management and Administrative—ETF Shares	118
Marketing and Distribution—Signal Shares	—
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—ETF Shares	17
Custodian Fees	6
Auditing Fees	10
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	4
Total Expenses	167
Net Investment Income	5,256
Realized Net Gain (Loss)
Investment Securities Sold	569
Futures Contracts	3
Realized Net Gain (Loss)	572
Change in Unrealized Appreciation (Depreciation)
Investment Securities	14,313
Futures Contracts	1
Change in Unrealized Appreciation (Depreciation)	14,314
Net Increase (Decrease) in Net Assets Resulting from Operations	20,142
1 Inception.
2 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

November 19, 2009[1] to
August 31, 2010
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,256
Realized Net Gain (Loss)	572
Change in Unrealized Appreciation (Depreciation)	14,314
Net Increase (Decrease) in Net Assets Resulting from Operations	20,142
Distributions
Net Investment Income
Signal Shares	(54)
Institutional Shares	(300)
ETF Shares	(4,930)
Realized Capital Gain
Signal Shares	—
Institutional Shares	—
ETF Shares	—
Total Distributions	(5,284)
Capital Share Transactions
Signal Shares	2,118
Institutional Shares	11,439
ETF Shares	260,228
Net Increase (Decrease) from Capital Share Transactions	273,785
Total Increase (Decrease)	288,643
Net Assets
Beginning of Period	—
End of Period[2]	288,643
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($28,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Signal Shares

March 2, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$20.43
Investment Operations
Net Investment Income	.441
Net Realized and Unrealized Gain (Loss) on Investments	1.345
Total from Investment Operations	1.786
Distributions
Dividends from Net Investment Income	(.456)
Distributions from Realized Capital Gains	—
Total Distributions	(.456)
Net Asset Value, End of Period	$21.76

Total Return[2]	8.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2
Ratio of Total Expenses to Average Net Assets	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	4.60%[3]
Portfolio Turnover Rate[4]	61%

1 Inception.
2 Total returns do not reflect the 0.50% transaction fee on purchases.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$24.97
Investment Operations
Net Investment Income	.850
Net Realized and Unrealized Gain (Loss) on Investments	1.933
Total from Investment Operations	2.783
Distributions
Dividends from Net Investment Income	(.853)
Distributions from Realized Capital Gains	—
Total Distributions	(.853)
Net Asset Value, End of Period	$26.90

Total Return[2]	11.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12
Ratio of Total Expenses to Average Net Assets	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	4.66%[3]
Portfolio Turnover Rate[4]	61%

1 Inception.
2 Total returns do not reflect the 0.50% transaction fee on purchases.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$74.90
Investment Operations
Net Investment Income	2.519
Net Realized and Unrealized Gain (Loss) on Investments	5.778
Total from Investment Operations	8.297
Distributions
Dividends from Net Investment Income	(2.527)
Distributions from Realized Capital Gains	—
Total Distributions	(2.527)
Net Asset Value, End of Period	$80.67

Total Return	11.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$274
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	4.60%[2]
Portfolio Turnover Rate[3]	61%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Signal Shares were first issued on March 2, 2010, and Institutional Shares were first issued on November 19, 2009. ETF Shares were first issued on November 19, 2009, and first offered to the public on November 23, 2009. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2010, and has concluded that no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Intermediate-Term Corporate Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $48,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	930	—
Corporate Bonds	—	283,594	—
Taxable Municipal Bonds	—	286	—
Temporary Cash Investments	1,256	—	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	1,255	284,810	—
1 Represents variation margin on the last day of the reporting period.

Intermediate-Term Corporate Bond Index Fund

D. At August 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	December 2010	7	879	1

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2010, the fund had short-term and long-term capital gains of $577,000 and $13,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2010, the cost of investment securities for tax purposes was $271,771,000. Net unrealized appreciation of investment securities for tax purposes was $14,295,000, consisting of unrealized gains of $14,538,000 on securities that had risen in value since their purchase and $243,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended August 31, 2010, the fund purchased $317,362,000 of investment securities and sold $48,673,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $45,065,000 and $44,154,000, respectively.

Intermediate-Term Corporate Bond Index Fund

G. Capital share transactions for each class of shares were:

	Inception[1] to
	August 31, 2010
	Amount	Shares
	($000)	(000)
Signal Shares
Issued[2]	3,064	149
Issued in Lieu of Cash Distributions	54	3
Redeemed	(1,000)	(48)
Net Increase (Decrease)—Signal Shares	2,118	104
Institutional Shares
Issued[2]	11,139	438
Issued in Lieu of Cash Distributions	300	12
Redeemed	—	—
Net Increase (Decrease)—Institutional Shares	11,439	450
ETF Shares
Issued[2]	260,228	3,400
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	260,228	3,400
1 Inception was November 19, 2009, for ETF Shares and Instititional Shares, and March 2, 2010, for Signal Shares.
2 Includes purchase fees of $71,000 (fund total).

H. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2010

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	287	958	8,214
Yield[3]		5.4%	2.3%
Signal Shares	5.2%
Institutional Shares	5.3%
ETF Shares	5.2%
Yield to Maturity	5.3%[4]	5.4%	2.3%
Average Coupon	6.7%	6.6%	4.4%
Average Effective
Maturity	24.3 years	24.6 years	6.4 years
Average Duration	12.9 years	12.9 years	4.3 years
Expense Ratio[5]		—	—
Signal Shares	0.15%
Institutional Shares	0.09%
ETF Shares	0.15%
Short-Term Reserves	0.7%	—	—

Sector Diversification[6] (% of portfolio)

Finance	20.6%
Industrial	61.2
Treasury/Agency	0.6
Utilities	16.9
Other	0.7

Distribution by Credit Quality (% of portfolio)

Aaa	2.1%
Aa	11.8
A	44.6
Baa	41.5
For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Maturity (% of portfolio)

Under 1 Year	1.0%
1– 5 Years	0.2
5–10 Years	1.2
10–20 Years	16.8
20–30 Years	80.1
Over 30 Years	0.7

1 Barclays Capital U.S. 10+ Year Corporate Bond Index.
2 Barclays Capital U.S. Aggregate Float Adjusted Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated November 19, 2009, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2010, the annualized expense ratios were 0.15% for Signal Shares, 0.09% for Institutional Shares, and 0.15% for ETF Shares.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
See the Glossary of investment terms.

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009–August 31, 2010
Initial Investment of $10,000

	Total Returns	Final Value of
	Period Ended August 31, 2010	a $10,000
	Since Inception[1]	Investment
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	14.54%	$11,454
Long-Term Corporate Bond Index Fund ETF Shares Market Price	15.59	11,559
Barclays Capital U.S. Aggregate Float Adjusted Index	6.94	10,694
Barclays Capital U.S. 10+ Year Corporate Bond Index	14.46	11,446

		Final Value of
	Since	a $1,000,000
	Inception[1]	Investment
Long-Term Corporate Bond Index Fund Signal Shares[2]	12.23%	$1,122,328
Barclays Capital U.S. Aggregate Float Adjusted Index	6.71	1,067,096
Barclays Capital U.S. 10+ Year Corporate Bond Index	13.47	1,134,683

		Final Value of
	Since	a $5,000,000
	Inception[1]	Investment
Long-Term Corporate Bond Index Fund Institutional Shares[2]	13.46%	$5,673,034
Barclays Capital U.S. Aggregate Float Adjusted Index	6.94	5,346,901
Barclays Capital U.S. 10+ Year Corporate Bond Index	14.46	5,722,914

1 Performance for the fund and its comparative standards is calculated since the following inception dates: November 19, 2009, for the ETF and Institutional Shares; and January 19, 2010, for the Signal Shares.
2 Performance figures are adjusted for the 1.00% transaction fee on purchases.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund

Fiscal-Period Total Returns (%): November 19, 2009–August 31, 2010

		ETF Shares Net Asset Value		Barclays[1]
Fiscal	Capital	Income	Total	Total
Period	Return	Return	Return	Return
2010	9.8%	4.7%	14.5%	14.5%

Total Returns: Period Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	Capital	Income	Total
Signal Shares	1/19/2010	3.28%	2.94%	6.22%
Fee-Adjusted Returns[2]		2.25	2.91	5.16
Institutional Shares	11/19/2009	3.66	3.70	7.36
Fee-Adjusted Returns[2]		2.62	3.66	6.28
ETF Shares	11/19/2009
Market Price				7.78
Net Asset Value				7.32

1 Barclays Capital U.S. 10+ Year Corporate Bond Index.
2 Performance figures are adjusted for the 1.00% transaction fee on purchases.
For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.7%)
U.S. Government Securities (0.7%)
United States Treasury Note/Bond	4.875%	5/31/11	40	41
United States Treasury Note/Bond	4.625%	8/31/11	145	151
United States Treasury Note/Bond	1.000%	9/30/11	135	136
United States Treasury Note/Bond	3.500%	5/15/20	20	22
United States Treasury Note/Bond	2.625%	8/15/20	180	182
United States Treasury Note/Bond	4.375%	5/15/40	25	29
Total U.S. Government and Agency Obligations (Cost $561)				561
Corporate Bonds (97.6%)
Finance (20.2%)
Banking (11.5%)
American Express Co.	8.150%	3/19/38	155	219
Bank One Capital III	8.750%	9/1/30	100	123
1 BB&T Capital Trust IV	6.820%	6/12/57	275	267
Capital One Capital III	7.686%	8/15/36	450	450
Capital One Capital IV	6.745%	2/17/37	100	95
Citigroup Inc.	6.125%	8/25/36	150	148
Citigroup Inc.	6.875%	3/5/38	675	733
Citigroup Inc.	8.125%	7/15/39	375	467
Credit Suisse USA Inc.	7.125%	7/15/32	25	33
Fifth Third Bancorp	8.250%	3/1/38	100	120
FleetBoston Financial Corp.	6.700%	7/15/28	100	107
Goldman Sachs Group Inc.	5.950%	1/15/27	300	301
Goldman Sachs Group Inc.	6.125%	2/15/33	75	79
Goldman Sachs Group Inc.	6.450%	5/1/36	325	326
Goldman Sachs Group Inc.	6.750%	10/1/37	750	769
HSBC Holdings PLC	6.500%	5/2/36	225	256
HSBC Holdings PLC	6.500%	9/15/37	75	86
HSBC Holdings PLC	6.800%	6/1/38	700	826
JP Morgan Chase Capital XX	6.550%	9/29/36	75	74
JP Morgan Chase Capital XXII	6.450%	2/2/37	175	170
JPMorgan Chase & Co.	6.400%	5/15/38	655	787
JPMorgan Chase Bank NA	6.000%	10/1/17	150	169
Merrill Lynch & Co. Inc.	6.220%	9/15/26	375	379
Merrill Lynch & Co. Inc.	6.110%	1/29/37	50	48
Merrill Lynch & Co. Inc.	7.750%	5/14/38	500	572
Morgan Stanley	6.250%	8/9/26	200	213
Wachovia Bank NA	5.850%	2/1/37	200	207

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wachovia Bank NA	6.600%	1/15/38	450	509
Wachovia Corp.	5.500%	8/1/35	140	138
Wells Fargo Capital X	5.950%	12/15/36	100	95

Brokerage (0.1%)
Jefferies Group Inc.	6.250%	1/15/36	100	94

Finance Companies (2.8%)
General Electric Capital Corp.	5.550%	1/5/26	250	253
General Electric Capital Corp.	6.750%	3/15/32	550	620
General Electric Capital Corp.	6.150%	8/7/37	175	187
General Electric Capital Corp.	5.875%	1/14/38	950	976
SLM Corp.	5.625%	8/1/33	100	68

Insurance (5.5%)
ACE INA Holdings Inc.	6.700%	5/15/36	100	125
Aetna Inc.	6.750%	12/15/37	360	433
Aflac Inc.	6.900%	12/17/39	100	112
Allstate Corp.	5.550%	5/9/35	200	212
Allstate Corp.	6.900%	5/15/38	75	94
1 Allstate Corp.	6.500%	5/15/57	100	92
American International Group Inc.	6.250%	5/1/36	90	80
AXA SA	8.600%	12/15/30	100	116
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	200	226
Chubb Corp.	6.000%	5/11/37	75	88
Chubb Corp.	6.500%	5/15/38	50	62
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	70	68
Lincoln National Corp.	6.150%	4/7/36	125	132
MetLife Inc.	6.400%	12/15/36	535	492
MetLife Inc.	5.875%	2/6/41	140	153
Protective Life Corp.	8.450%	10/15/39	100	111
Prudential Financial Inc.	5.750%	7/15/33	525	540
Transatlantic Holdings Inc.	8.000%	11/30/39	75	79
Travelers Cos. Inc.	6.250%	6/15/37	175	209
UnitedHealth Group Inc.	6.875%	2/15/38	285	347
Validus Holdings Ltd.	8.875%	1/26/40	35	37
WellPoint Inc.	6.375%	6/15/37	200	227
WellPoint Inc.	5.800%	8/15/40	50	53
XL Group PLC	6.250%	5/15/27	100	100

Real Estate Investment Trusts (0.3%)
Simon Property Group LP	4.375%	3/1/21	80	81
Simon Property Group LP	6.750%	2/1/40	75	90
				15,323
Industrial (60.7%)
Basic Industry (4.3%)
Alcoa Inc.	5.900%	2/1/27	275	265
Alcoa Inc.	6.750%	1/15/28	100	101
ArcelorMittal	7.000%	10/15/39	90	92
Barrick Australian Finance Pty Ltd.	5.950%	10/15/39	50	57
Barrick North America Finance LLC	7.500%	9/15/38	75	101
Dow Chemical Co.	9.400%	5/15/39	300	428
Eastman Chemical Co.	7.250%	1/15/24	50	62
International Paper Co.	7.500%	8/15/21	325	386
Monsanto Co.	5.875%	4/15/38	100	116

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Newmont Mining Corp.	6.250%	10/1/39	150	172
Nucor Corp.	6.400%	12/1/37	50	62
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	300	378
Southern Copper Corp.	7.500%	7/27/35	300	346
Teck Resources Ltd.	6.125%	10/1/35	50	54
Vale Overseas Ltd.	6.875%	11/21/36	500	566
Vale Overseas Ltd.	6.875%	11/10/39	55	62

Capital Goods (4.5%)
Boeing Co.	6.875%	3/15/39	250	331
Caterpillar Inc.	6.050%	8/15/36	400	495
Deere & Co.	5.375%	10/16/29	75	85
Emerson Electric Co.	5.250%	11/15/39	80	91
Honeywell International Inc.	5.700%	3/15/37	125	149
Lafarge SA	7.125%	7/15/36	150	146
Litton Industries Inc.	7.750%	3/15/26	85	117
Lockheed Martin Corp.	5.720%	6/1/40	270	315
Northrop Grumman Systems Corp.	7.750%	2/15/31	25	35
Owens Corning	7.000%	12/1/36	100	103
Republic Services Inc.	5.250%	11/15/21	225	249
Stanley Black & Decker Inc.	5.200%	9/1/40	25	25
Tyco International Ltd. / Tyco International
Finance SA	6.875%	1/15/21	200	250
United Technologies Corp.	7.500%	9/15/29	425	590
United Technologies Corp.	5.700%	4/15/40	25	29
Waste Management Inc.	7.750%	5/15/32	75	99
Waste Management Inc.	6.125%	11/30/39	250	284

Communication (16.0%)
Alltel Corp.	7.875%	7/1/32	100	135
America Movil SAB de CV	6.375%	3/1/35	100	115
America Movil SAB de CV	6.125%	3/30/40	125	142
AT&T Inc.	6.150%	9/15/34	450	496
AT&T Inc.	6.800%	5/15/36	150	184
AT&T Inc.	6.500%	9/1/37	350	417
AT&T Inc.	6.300%	1/15/38	425	491
AT&T Inc.	6.400%	5/15/38	675	798
British Telecommunications PLC	9.875%	12/15/30	425	587
CBS Corp.	7.875%	7/30/30	150	182
Comcast Corp.	5.650%	6/15/35	225	235
Comcast Corp.	6.450%	3/15/37	175	200
Comcast Corp.	6.950%	8/15/37	615	742
Comcast Corp.	6.400%	5/15/38	150	171
Deutsche Telekom International Finance BV	8.750%	6/15/30	480	677
DIRECTV Holdings LLC	6.350%	3/15/40	100	110
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.000%	8/15/40	200	210
Discovery Communications LLC	6.350%	6/1/40	70	78
Embarq Corp.	7.995%	6/1/36	225	233
France Telecom SA	8.500%	3/1/31	200	293
Grupo Televisa SA	6.625%	1/15/40	125	142
Koninklijke KPN NV	8.375%	10/1/30	100	139
NBC Universal Inc.	6.400%	4/30/40	50	56
New Cingular Wireless Services Inc.	8.750%	3/1/31	225	331
News America Inc.	6.400%	12/15/35	150	169
News America Inc.	6.150%	3/1/37	725	793

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Qwest Corp.	7.250%	9/15/25	100	104
Qwest Corp.	7.125%	11/15/43	75	72
Telecom Italia Capital SA	7.200%	7/18/36	275	296
Telecom Italia Capital SA	7.721%	6/4/38	75	85
Telefonica Emisiones SAU	7.045%	6/20/36	275	332
Time Warner Cable Inc.	6.550%	5/1/37	375	428
Time Warner Cable Inc.	7.300%	7/1/38	325	401
United States Cellular Corp.	6.700%	12/15/33	100	108
Verizon Communications Inc.	8.750%	11/1/18	100	135
Verizon Communications Inc.	6.900%	4/15/38	685	846
Verizon Communications Inc.	8.950%	3/1/39	250	377
Verizon Communications Inc.	7.350%	4/1/39	115	151
Verizon Global Funding Corp.	7.750%	12/1/30	50	65
Vodafone Group PLC	7.875%	2/15/30	475	628

Consumer Cyclical (7.5%)
CVS Caremark Corp.	6.250%	6/1/27	375	431
Daimler Finance North America LLC	8.500%	1/18/31	275	376
Historic TW Inc.	6.625%	5/15/29	1,075	1,232
Home Depot Inc.	5.875%	12/16/36	200	213
Kohl’s Corp.	6.875%	12/15/37	75	95
Lowe’s Cos. Inc.	5.500%	10/15/35	375	412
McDonald’s Corp.	6.300%	10/15/37	350	450
Target Corp.	7.000%	7/15/31	350	444
Target Corp.	6.500%	10/15/37	50	62
Time Warner Inc.	4.700%	1/15/21	75	79
Time Warner Inc.	6.100%	7/15/40	125	136
Viacom Inc.	6.875%	4/30/36	175	209
Wal-Mart Stores Inc.	5.875%	4/5/27	150	178
Wal-Mart Stores Inc.	7.550%	2/15/30	200	278
Wal-Mart Stores Inc.	5.250%	9/1/35	350	381
Wal-Mart Stores Inc.	6.500%	8/15/37	325	415
Wal-Mart Stores Inc.	5.625%	4/1/40	50	58
Yum! Brands Inc.	6.875%	11/15/37	200	244

Consumer Noncyclical (13.3%)
Abbott Laboratories	6.150%	11/30/37	200	248
Abbott Laboratories	5.300%	5/27/40	75	84
Altria Group Inc.	9.950%	11/10/38	150	215
Altria Group Inc.	10.200%	2/6/39	300	436
Amgen Inc.	6.375%	6/1/37	450	560
Anheuser-Busch Cos. Inc.	6.450%	9/1/37	250	296
Archer-Daniels-Midland Co.	5.375%	9/15/35	250	280
AstraZeneca PLC	6.450%	9/15/37	400	513
Bristol-Myers Squibb Co.	6.125%	5/1/38	375	462
Coca-Cola Enterprises Inc.	8.500%	2/1/22	400	574
Covidien International Finance SA	6.550%	10/15/37	175	223
Diageo Capital PLC	5.875%	9/30/36	100	119
Eli Lilly & Co.	5.500%	3/15/27	200	229
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	425	540
Johnson & Johnson	4.950%	5/15/33	450	494
Kellogg Co.	7.450%	4/1/31	250	347
Koninklijke Philips Electronics NV	6.875%	3/11/38	200	258
Kraft Foods Inc.	7.000%	8/11/37	100	124
Kraft Foods Inc.	6.500%	2/9/40	550	658
Kroger Co.	7.500%	4/1/31	300	392

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mead Johnson Nutrition Co.	4.900%	11/1/19	100	110
Medtronic Inc.	6.500%	3/15/39	100	128
Merck & Co. Inc.	6.400%	3/1/28	75	94
Merck & Co. Inc.	6.550%	9/15/37	300	398
PepsiCo Inc.	7.000%	3/1/29	125	167
PepsiCo Inc.	5.500%	1/15/40	100	116
Pfizer Inc.	7.200%	3/15/39	490	687
Pharmacia Corp.	6.600%	12/1/28	250	313
Philip Morris International Inc.	6.375%	5/16/38	100	126
Procter & Gamble Co.	5.550%	3/5/37	490	589
Ralcorp Holdings Inc.	6.625%	8/15/39	75	82
Safeway Inc.	7.250%	2/1/31	125	155
Unilever Capital Corp.	5.900%	11/15/32	100	123

Energy (9.6%)
Anadarko Finance Co.	7.500%	5/1/31	75	73
Anadarko Petroleum Corp.	6.450%	9/15/36	325	283
Apache Corp.	6.000%	1/15/37	200	231
Apache Corp.	5.100%	9/1/40	25	26
Baker Hughes Inc.	5.125%	9/15/40	135	140
Canadian Natural Resources Ltd.	6.250%	3/15/38	400	461
Cenovus Energy Inc.	6.750%	11/15/39	175	214
ConocoPhillips Holding Co.	6.950%	4/15/29	125	160
Devon Financing Corp. ULC	7.875%	9/30/31	300	410
Encana Corp.	6.625%	8/15/37	150	180
Encana Corp.	6.500%	2/1/38	100	118
Halliburton Co.	7.450%	9/15/39	300	402
Hess Corp.	7.875%	10/1/29	450	571
Hess Corp.	7.300%	8/15/31	20	24
Husky Energy Inc.	7.250%	12/15/19	100	125
Nexen Inc.	6.400%	5/15/37	400	448
Noble Holding International Ltd.	6.200%	8/1/40	50	56
Petro-Canada	6.800%	5/15/38	375	451
Shell International Finance BV	6.375%	12/15/38	325	414
Statoil ASA	5.100%	8/17/40	190	204
Suncor Energy Inc.	6.500%	6/15/38	275	322
Tosco Corp.	8.125%	2/15/30	575	795
Total Capital SA	4.250%	12/15/21	25	27
Transocean Inc.	6.800%	3/15/38	175	166
Valero Energy Corp.	6.625%	6/15/37	225	228
Weatherford International Ltd.	6.500%	8/1/36	350	365
Williams Cos. Inc.	7.875%	9/1/21	300	366
XTO Energy Inc.	6.750%	8/1/37	40	55

Technology (2.9%)
Cisco Systems Inc.	5.900%	2/15/39	315	370
Cisco Systems Inc.	5.500%	1/15/40	75	84
Corning Inc.	5.750%	8/15/40	25	27
International Business Machines Corp.	5.875%	11/29/32	550	655
Motorola Inc.	6.500%	9/1/25	45	50
Motorola Inc.	6.625%	11/15/37	10	11
Nokia Oyj	6.625%	5/15/39	100	116
Oracle Corp.	6.500%	4/15/38	400	496
Oracle Corp.	5.375%	7/15/40	195	212
Pitney Bowes Inc.	5.250%	1/15/37	100	106
Xerox Corp.	6.750%	12/15/39	100	119

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Transportation (2.6%)
Burlington Northern Santa Fe LLC	6.150%	5/1/37	75	88
Burlington Northern Santa Fe LLC	5.750%	5/1/40	425	476
Canadian National Railway Co.	6.375%	11/15/37	100	129
CSX Corp.	6.150%	5/1/37	275	316
1 Delta Air Lines Inc.	6.821%	8/10/22	163	168
Norfolk Southern Corp.	7.250%	2/15/31	375	478
Union Pacific Corp.	6.625%	2/1/29	250	308
United Parcel Service Inc.	6.200%	1/15/38	25	31
				46,183
Utilities (16.7%)
Electric (12.8%)
Ameren Energy Generating Co.	7.950%	6/1/32	125	133
Appalachian Power Co.	7.000%	4/1/38	475	606
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	225	277
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	50	56
Duke Energy Carolinas LLC	6.050%	4/15/38	475	590
Duke Energy Indiana Inc.	6.450%	4/1/39	100	129
Exelon Generation Co. LLC	6.250%	10/1/39	375	420
FirstEnergy Corp.	7.375%	11/15/31	625	695
Florida Power & Light Co.	5.950%	2/1/38	50	61
Florida Power & Light Co.	5.960%	4/1/39	375	461
Florida Power Corp.	6.400%	6/15/38	525	664
Georgia Power Co.	5.950%	2/1/39	200	238
Iberdrola USA Inc.	6.750%	7/15/36	90	105
Midamerican Energy Holdings Co.	6.125%	4/1/36	450	524
Midamerican Energy Holdings Co.	6.500%	9/15/37	310	377
Nisource Finance Corp.	6.125%	3/1/22	300	338
Northern States Power Co.	5.350%	11/1/39	100	113
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	300	376
Pacific Gas & Electric Co.	6.050%	3/1/34	175	206
Pacific Gas & Electric Co.	5.800%	3/1/37	400	458
Pacific Gas & Electric Co.	6.250%	3/1/39	50	61
PacifiCorp	7.700%	11/15/31	80	113
PacifiCorp	6.000%	1/15/39	125	151
Potomac Electric Power Co.	6.500%	11/15/37	125	160
PSEG Power LLC	8.625%	4/15/31	275	386
Public Service Co. of Colorado	6.250%	9/1/37	150	189
Puget Sound Energy Inc.	5.795%	3/15/40	150	169
San Diego Gas & Electric Co.	6.125%	9/15/37	100	126
South Carolina Electric & Gas Co.	6.050%	1/15/38	175	212
Southern California Edison Co.	6.000%	1/15/34	600	717
TransAlta Corp.	6.500%	3/15/40	75	81
Virginia Electric and Power Co.	8.875%	11/15/38	375	576

Natural Gas (3.9%)
El Paso Natural Gas Co.	8.625%	1/15/22	150	190
Enbridge Energy Partners LP	7.500%	4/15/38	30	38
Energy Transfer Partners LP	7.500%	7/1/38	35	41
Enterprise Products Operating LLC	6.650%	10/15/34	125	143
Enterprise Products Operating LLC	6.125%	10/15/39	325	348
Kinder Morgan Energy Partners LP	6.950%	1/15/38	550	630
ONEOK Partners LP	6.650%	10/1/36	150	169
Plains All American Pipeline LP /
PAA Finance Corp.	6.650%	1/15/37	50	55
Sempra Energy	6.000%	10/15/39	225	260

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	25	28
Tennessee Gas Pipeline Co.	7.000%	3/15/27	100	111
TransCanada PipeLines Ltd.	6.200%	10/15/37	275	314
TransCanada PipeLines Ltd.	7.250%	8/15/38	325	425
TransCanada PipeLines Ltd.	7.625%	1/15/39	50	67
TransCanada PipeLines Ltd.	6.100%	6/1/40	50	57
Williams Partners LP	6.300%	4/15/40	75	84
				12,728
Total Corporate Bonds (Cost $69,668)				74,234

			Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
2 Vanguard Market Liquidity Fund (Cost $618)	0.288%		617,700	618
Total Investments (99.1%) (Cost $70,847)				75,413
Other Assets and Liabilities (0.9%)
Other Assets				1,924
Liabilities				(1,247)
				677
Net Assets (100%)				76,090

Long-Term Corporate Bond Index Fund

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	71,310
Undistributed Net Investment Income	4
Accumulated Net Realized Gains	210
Unrealized Appreciation (Depreciation)	4,566
Net Assets	76,090

Signal Shares—Net Assets
Applicable to 159,151 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,501
Net Asset Value Per Share—Signal Shares	$22.00

Institutional Shares—Net Assets
Applicable to 257,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,020
Net Asset Value Per Share—Institutional Shares	$27.32

ETF Shares—Net Assets
Applicable to 800,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	65,569
Net Asset Value Per Share—ETF Shares	$81.96

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Operations

November 19, 2009[1] to
August 31, 2010
($000)
Investment Income
Income
Interest[2]	2,122
Total Income	2,122
Expenses
The Vanguard Group—Note B
Management and Administrative—Signal Shares	2
Management and Administrative—Institutional Shares	2
Management and Administrative—ETF Shares	30
Marketing and Distribution—Signal Shares	—
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—ETF Shares	1
Custodian Fees	6
Auditing Fees	10
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	1
Total Expenses	52
Net Investment Income	2,070
Realized Net Gain (Loss)
Investment Securities Sold	342
Futures Contracts	(16)
Realized Net Gain (Loss)	326
Change in Unrealized Appreciation (Depreciation) of Investment Securities	4,566
Net Increase (Decrease) in Net Assets Resulting from Operations	6,962
1 Inception.
2 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

November 19, 2009[1] to
August 31, 2010
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,070
Realized Net Gain (Loss)	326
Change in Unrealized Appreciation (Depreciation)	4,566
Net Increase (Decrease) in Net Assets Resulting from Operations	6,962
Distributions
Net Investment Income
Signal Shares	(103)
Institutional Shares	(252)
ETF Shares	(1,711)
Realized Capital Gain
Signal Shares	—
Institutional Shares	—
ETF Shares	—
Total Distributions	(2,066)
Capital Share Transactions
Signal Shares	3,202
Institutional Shares	6,453
ETF Shares	61,539
Net Increase (Decrease) from Capital Share Transactions	71,194
Total Increase (Decrease)	76,090
Net Assets
Beginning of Period	—
End of Period[2]	76,090
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Signal Shares

January 19, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$20.12
Investment Operations
Net Investment Income	.680
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.936
Total from Investment Operations	2.616
Distributions
Dividends from Net Investment Income	(.736)
Distributions from Realized Capital Gains	—
Total Distributions	(.736)
Net Asset Value, End of Period	$22.00

Total Return[3]	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4
Ratio of Total Expenses to Average Net Assets	0.15%[4]
Ratio of Net Investment Income to Average Net Assets	5.65%[4]
Portfolio Turnover Rate[5]	41%

1 Inception.
2 Includes increase from purchase fees of $.03.
3 Total returns do not reflect the 1.00% transaction fee on purchases.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$24.89
Investment Operations
Net Investment Income	1.090
Net Realized and Unrealized Gain (Loss) on Investments[2]	2.428
Total from Investment Operations	3.518
Distributions
Dividends from Net Investment Income	(1.088)
Distributions from Realized Capital Gains	—
Total Distributions	(1.088)
Net Asset Value, End of Period	$27.32

Total Return[3]	14.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7
Ratio of Total Expenses to Average Net Assets	0.09%[4]
Ratio of Net Investment Income to Average Net Assets	5.71%[4]
Portfolio Turnover Rate[5]	41%

1 Inception.
2 Includes increase from purchase fees of $.03.
3 Total returns do not reflect the 1.00% transaction fee on purchases.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$74.67
Investment Operations
Net Investment Income	3.236
Net Realized and Unrealized Gain (Loss) on Investments[2]	7.286
Total from Investment Operations	10.522
Distributions
Dividends from Net Investment Income	(3.232)
Distributions from Realized Capital Gains	—
Total Distributions	(3.232)
Net Asset Value, End of Period	$81.96

Total Return	14.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$66
Ratio of Total Expenses to Average Net Assets	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	5.65%[3]
Portfolio Turnover Rate[4]	41%

1 Inception.
2 Includes increase from purchase fees of $.10.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Signal Shares were first issued on January 19, 2010, and Institutional Shares were first issued on November 19, 2009. ETF Shares were first issued on November 19, 2009, and first offered to the public on November 23, 2009. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2010, and has concluded that no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Long-Term Corporate Bond Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $11,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	561	—
Corporate Bonds	—	74,234	—
Temporary Cash Investments	618	—	—
Total	618	74,795	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2010, the fund realized $94,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Long-Term Corporate Bond Index Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from realized capital gains. Accordingly, the fund has reclassified $22,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2010, the fund had short-term capital gains of $228,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2010, the cost of investment securities for tax purposes was $70,849,000. Net unrealized appreciation of investment securities for tax purposes was $4,564,000, consisting of unrealized gains of $4,673,000 on securities that had risen in value since their purchase and $109,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2010, the fund purchased $88,596,000 of investment securities and sold $21,044,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $13,419,000 and $13,023,000, respectively.

F. Capital share transactions for each class of shares were:

	Inception to
	August 31, 2010
	Amount	Shares
	($000)	(000)
Signal Shares
Issued[2]	3,099	154
Issued in Lieu of Cash Distributions	103	5
Redeemed	—	—
Net Increase (Decrease)—Signal Shares	3,202	159
Institutional Shares
Issued[2]	6,201	247
Issued in Lieu of Cash Distributions	252	10
Redeemed	—	—
Net Increase (Decrease)—Institutional Shares	6,453	257
ETF Shares
Issued[2]	76,625	1,000
Issued in Lieu of Cash Distributions	—	—
Redeemed	(15,086)	(200)
Net Increase (Decrease)—ETF Shares	61,539	800
1 Inception was November 19, 2009, for ETF Shares and Institutional Shares, and January 19, 2010, for Signal Shares.
2 Includes purchase fees of $94,000 (fund total).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Mortgage-Backed Securities Index Fund

Fund Profile
As of August 31, 2010

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	23[3]	1,326	8,214
Yield[4]		2.3%	2.3%
Signal Shares	2.3%
ETF Shares	2.3%
Yield to Maturity	2.3%[5]	2.3%	2.3%
Average Coupon	5.2%	5.2%	4.4%
Average Effective
Maturity	3.2 years	3.2 years	6.4 years
Average Duration	1.1 years	1.1 years	4.3 years
Expense Ratio[6]		—	—
Signal Shares	0.15%
ETF Shares	0.15%
Short-Term Reserves	2.0%	—	—

Sector Diversification[7] (% of portfolio)

Government Mortgage-Backed	98.0%
Other	2.0

Distribution by Credit Quality (% of portfolio)

Aaa	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)

Below 5%	63.3%
5%–6%	31.7
Above 6%	5.0

1 Barclays Capital U.S. MBS Float Adjusted Index.
2 Barclays Capital U.S. Aggregate Float Adjusted Index.
3 Issues are mortgage pools grouped by coupon.
4 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
5 Before expenses.
6 The expense ratios shown are from the prospectus dated November 19, 2009, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2010, the annualized expense ratios were 0.15% for Signal Shares and 0.15% for ETF Shares.
7 The mortgage-backed securities sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
See the Glossary of investment terms.

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009–August 31, 2010
Initial Investment of $10,000

	Total Returns	Final Value of
	Period Ended August 31, 2010	a $10,000
	Since Inception[1]	Investment
Mortgage-Backed Securities Index Fund
ETF Shares Net Asset Value	4.39%	$10,439
Mortgage-Backed Securities Index Fund ETF Shares Market Price	4.59	10,459
Barclays Capital U.S. Aggregate Float Adjusted Index	6.94	10,694
Barclays Capital U.S. MBS Float Adjusted Index	4.23	10,423

		Final Value of
	Since	a $1,000,000
	Inception[1]	Investment
Mortgage-Backed Securities Index Fund Signal Shares	4.13%	$1,041,266
Barclays Capital U.S. Aggregate Float Adjusted Index	6.81	1,068,101
Barclays Capital U.S. MBS Float Adjusted Index	4.13	1,041,332

1 Performance for the fund and its comparative standards is calculated since the following inception dates: November 19, 2009, for the ETF Shares; and December 3, 2009, for the Signal Shares.
See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

Fiscal-Period Total Returns (%): November 19, 2009–August 31, 2010

		ETF Shares Net Asset Value		Barclays[1]
Fiscal	Capital	Income	Total	Total
Period	Return	Return	Return	Return
2010	2.7%	1.7%	4.4%	4.2%

Total Returns: Period Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	Capital	Income	Total
Signal Shares	12/3/2009	2.10%	1.32%	3.42%
ETF Shares	11/19/2009
Market Price				3.67
Net Asset Value				3.66

1 Barclays Capital U.S. MBS Float Adjusted Index.
For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.6%)
Conventional Mortgage-Backed Securities (96.0%)
1,2	Fannie Mae Pool	4.000%	12/1/18–9/1/40	1,251	1,310
1,2	Fannie Mae Pool	4.500%	7/1/18–9/1/40	2,107	2,237
1,2	Fannie Mae Pool	5.000%	10/1/17–9/1/40	3,968	4,243
1,2	Fannie Mae Pool	5.500%	12/1/16–9/1/40	3,497	3,768
1,2	Fannie Mae Pool	6.000%	12/1/13–12/1/38	2,692	2,915
1,2	Fannie Mae Pool	6.500%	4/1/16–6/1/38	941	1,031
1,2	Fannie Mae Pool	7.000%	12/1/29–4/1/37	221	246
1,2	Freddie Mac Gold Pool	4.000%	7/1/18–1/1/40	776	818
1,2	Freddie Mac Gold Pool	4.500%	8/1/18–9/1/40	2,168	2,284
1,2	Freddie Mac Gold Pool	5.000%	10/1/17–9/1/40	2,594	2,764
1,2	Freddie Mac Gold Pool	5.500%	9/1/16–2/1/39	3,201	3,428
1,2	Freddie Mac Gold Pool	6.000%	4/1/14–11/1/37	1,837	1,987
1,2	Freddie Mac Gold Pool	6.500%	1/1/29–12/1/37	360	395
1,2	Freddie Mac Gold Pool	7.000%	5/1/29–10/1/32	159	179
1,2	Freddie Mac Gold Pool	8.000%	11/1/22	5	6
2	Ginnie Mae I Pool	4.000%	7/15/39–9/1/40	171	179
2	Ginnie Mae I Pool	4.500%	9/15/18–9/1/40	924	981
2	Ginnie Mae I Pool	5.000%	1/15/18–9/1/40	1,131	1,218
2	Ginnie Mae I Pool	5.500%	11/15/32–9/1/40	802	869
2	Ginnie Mae I Pool	6.000%	8/15/32–9/1/40	642	700
2	Ginnie Mae I Pool	6.500%	5/15/24–9/1/40	350	387
2	Ginnie Mae II Pool	4.500%	7/1/40–9/1/40	1,125	1,192
2	Ginnie Mae II Pool	5.000%	6/20/33–9/1/40	1,355	1,457
2	Ginnie Mae II Pool	5.500%	6/20/34–9/1/40	541	585
2	Ginnie Mae II Pool	6.000%	10/20/32–7/20/39	241	265
2	Ginnie Mae II Pool	6.500%	3/20/31	11	12
2	Ginnie Mae II Pool	7.000%	4/20/38	34	37
					35,493
Nonconventional Mortgage-Backed Securities (3.6%)
1,2	Fannie Mae Pool	3.302%	1/1/40	42	44
1,2	Fannie Mae Pool	3.523%	3/1/40	65	68
1,2	Fannie Mae Pool	5.665%	3/1/37	479	508
1,2	Fannie Mae Pool	5.740%	4/1/37	108	116
1,2	Fannie Mae Pool	6.305%	9/1/37	81	87
1,2	Freddie Mac Non Gold Pool	3.329%	4/1/40	72	75

Mortgage-Backed Securities Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1,2 Freddie Mac Non Gold Pool	3.361%	5/1/40	50	51
1,2 Freddie Mac Non Gold Pool	3.627%	1/1/40	161	168
1,2 Freddie Mac Non Gold Pool	6.433%	2/1/37	199	214
				1,331
Total U.S. Government and Agency Obligations (Cost $36,429)				36,824

			Shares
Temporary Cash Investment (27.2%)
Money Market Fund (27.2%)
3 Vanguard Market Liquidity Fund (Cost $10,043)	0.288%		10,043,040	10,043
Total Investments (126.8%) (Cost $46,472)				46,867
Other Assets and Liabilities (–26.8%)
Other Assets				3,777
Liabilities				(13,707)
				(9,930)
Net Assets (100%)				36,937

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value				46,867
Receivables for Investment Securities Sold				3,617
Other Assets				160
Total Assets				50,644
Liabilities
Payables for Investment Securities Purchased				13,573
Other Liabilities				134
Total Liabilities				13,707
Net Assets				36,937

Mortgage-Backed Securities Index Fund

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	35,906
Overdistributed Net Investment Income	(6)
Accumulated Net Realized Gains	642
Unrealized Appreciation (Depreciation)	395
Net Assets	36,937

Signal Shares—Net Assets
Applicable to 297,250 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,100
Net Asset Value Per Share—Signal Shares	$20.52

ETF Shares—Net Assets
Applicable to 600,980 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	30,837
Net Asset Value Per Share—ETF Shares	$51.31

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Operations

November 19, 2009[1] to
August 31, 2010
($000)
Investment Income
Income
Interest	774
Total Income[2]	774
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1
Management and Administrative—Signal Shares	4
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	19
Marketing and Distribution—Signal Shares	—
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—ETF Shares	4
Custodian Fees	12
Auditing Fees	10
Total Expenses	50
Net Investment Income	724
Realized Net Gain (Loss)
Investment Securities Sold	753
Futures Contracts	1
Realized Net Gain (Loss)	754
Change in Unrealized Appreciation (Depreciation) of Investment Securities	395
Net Increase (Decrease) in Net Assets Resulting from Operations	1,873
1 Inception.
2 Interest income from an affiliated company of the fund was $19,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

November 19, 2009[1] to
August 31, 2010
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	724
Realized Net Gain (Loss)	754
Change in Unrealized Appreciation (Depreciation)	395
Net Increase (Decrease) in Net Assets Resulting from Operations	1,873
Distributions
Net Investment Income
Signal Shares	(97)
Institutional Shares	(41)
ETF Shares	(592)
Realized Capital Gain
Signal Shares	—
Institutional Shares	—
ETF Shares	—
Total Distributions	(730)
Capital Share Transactions
Signal Shares	5,965
Institutional Shares	148
ETF Shares	29,681
Net Increase (Decrease) from Capital Share Transactions	35,794
Total Increase (Decrease)	36,937
Net Assets
Beginning of Period	—
End of Period[2]	36,937
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Signal Shares

December 3, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$20.04
Investment Operations
Net Investment Income	.332
Net Realized and Unrealized Gain (Loss) on Investments	.487
Total from Investment Operations	.819
Distributions
Dividends from Net Investment Income	(.339)
Distributions from Realized Capital Gains	—
Total Distributions	(.339)
Net Asset Value, End of Period	$20.52

Total Return	4.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6
Ratio of Total Expenses to Average Net Assets	0.15%²
Ratio of Net Investment Income to Average Net Assets	2.12%²
Portfolio Turnover Rate	402%[3]
1 Inception.
2 Annualized.
3 Includes 166% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	December 29, 2009[2]
Net Asset Value, Beginning of Period	$24.99
Investment Operations
Net Investment Income	.051
Net Realized and Unrealized Gain (Loss) on Investments	(.180)
Total from Investment Operations	(.129)
Distributions
Dividends from Net Investment Income	(.051)
Distributions from Realized Capital Gains	—
Total Distributions	(.051)
Net Asset Value, End of Period	$24.81²

Total Return	–0.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$0
Ratio of Total Expenses to Average Net Assets	0.09%³
Ratio of Net Investment Income to Average Net Assets	1.72%³
Portfolio Turnover Rate	402%[4]

1 Inception.
2 Net asset value as of December 29, 2009, at which date the sole shareholder account converted into ETF Shares.
3 Annualized.
4 Includes 166% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares

November 19, 2009[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$49.98
Investment Operations
Net Investment Income	.836
Net Realized and Unrealized Gain (Loss) on Investments	1.338
Total from Investment Operations	2.174
Distributions
Dividends from Net Investment Income	(.844)
Distributions from Realized Capital Gains	—
Total Distributions	(.844)
Net Asset Value, End of Period	$51.31

Total Return	4.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31
Ratio of Total Expenses to Average Net Assets	0.15%²
Ratio of Net Investment Income to Average Net Assets	2.12%²
Portfolio Turnover Rate	402%[3]

1 Inception.
2 Annualized.
3 Includes 166% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Signal Shares were first issued on December 3, 2009, and Institutional Shares were first issued on November 19, 2009. All outstanding Institutional Shares were converted to ETF Shares on December 29, 2009. The fund has not issued any additional Institutional Shares as of August 31, 2010. ETF Shares were first issued on November 19, 2009, and first offered to the public on November 23, 2009. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

Mortgage-Backed Securities Index Fund

4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2010, and has concluded that no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $7,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	36,824	—
Temporary Cash Investments	10,043	—	—
Total	10,043	36,824	—

Mortgage-Backed Securities Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from realized capital gains. Accordingly, the fund has reclassified $112,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2010, the fund had short-term capital gains of $644,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2010, the cost of investment securities for tax purposes was $46,474,000. Net unrealized appreciation of investment securities for tax purposes was $393,000, consisting of unrealized gains of $436,000 on securities that had risen in value since their purchase and $43,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2010, the fund purchased $211,111,000 of investment securities and sold $174,966,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Inception[1] to
	August 31, 2010
	Amount	Shares
	($000)	(000)
Signal Shares
Issued	5,893	293
Issued in Lieu of Cash Distributions	97	5
Redeemed	(25)	(1)
Net Increase (Decrease)—Signal Shares	5,965	297
Institutional Shares
Issued	20,007	800
Issued in Lieu of Cash Distributions	41	2
Redeemed	(19,900)	(802)
Net Increase (Decrease)—Institutional Shares	148	—²
ETF Shares
Issued	50,061	1,001
Issued in Lieu of Cash Distributions	—	—
Redeemed	(20,380)	(400)
Net Increase (Decrease)—ETF Shares	29,681	601
1 Inception was November 19, 2009, for ETF Shares and Institutional Shares, and December 3, 2009, for Signal Shares.
2 On December 29, 2009, all shares held in Institutional Shares were converted into ETF Shares.

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund:

In our opinion, the accompanying statements of net assets, the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2010 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period November 19, 2009 (commencement of operations) through August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2010

Special 2010 tax information (unaudited) for Vanguard Short-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard Intermediate-Term Government
Bond Index Fund
This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the
Internal Revenue Code.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard Long-Term Government Bond Index Fund
This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the
Internal Revenue Code.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund
This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the
Internal Revenue Code.
For nonresident alien shareholders, 81.3% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard Intermediate-Term Corporate
Bond Index Fund
This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the
Internal Revenue Code.
For nonresident alien shareholders, 84.0% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund
This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the
Internal Revenue Code.
For nonresident alien shareholders, 82.2% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund
This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the
Internal Revenue Code.
For nonresident alien shareholders, 99.2% of income dividends are interest-related dividends.
The fund distributed $1,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying tables illustrate your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the transaction fees or the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2010[1]
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Index Fund	2/28/2010	8/31/2010	Period[2]
Based on Actual Fund Return
Short-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,013.49	$0.76
ETF Shares	1,000.00	1,013.55	0.76
Intermediate-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,072.61	$0.78
Long-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,178.79	$0.82
Short-Term Corporate Bond Index Fund
Institutional Shares	$1,000.00	$1,037.55	$0.46
ETF Shares	1,000.00	1,037.28	0.77
Intermediate-Term Corporate Bond Index Fund
Institutional Shares	$1,000.00	$1,092.08	$0.47
ETF Shares	1,000.00	1,091.77	0.79
Long-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,136.05	$0.81
Institutional Shares	1,000.00	1,136.92	0.48
ETF Shares	1,000.00	1,136.13	0.81
Mortgage-Backed Securities Index Fund
Signal Shares	$1,000.00	$1,035.19	$0.77
ETF Shares	1,000.00	1,035.43	0.77

1 This table does not include data for funds or share classes of funds with fewer than six months of history.
2 These calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Government Bond Index Fund, 0.15% for Signal Shares, 0.15% for ETF Shares; for the Intermediate-Term Government Bond Index Fund, 0.15% for ETF Shares; for the Long-Term Government Bond Index Fund, 0.15% for ETF Shares; for the Short- Term Corporate Bond Index Fund, 0.09% for Institutional Shares, 0.15% for ETF Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.09% for Institutional Shares, 0.15% for ETF Shares; for the Long-Term Corporate Bond Index Fund, 0.15% for Signal Shares, 0.09% for Institutional Shares, 0.15% for ETF Shares; for the Mortgage-Backed Securities Index Fund, 0.15% for Signal Shares, 0.15% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Six Months Ended August 31, 2010[1]
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Index Fund	2/28/2010	8/31/2010	Period[2]
Based on Hypothetical 5% Yearly Return
Short-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,024.45	$0.77
ETF Shares	1,000.00	1,024.45	0.77
Intermediate-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Long-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Short-Term Corporate Bond Index Fund
Institutional Shares	$1,000.00	$1,024.75	$0.46
ETF Shares	1,000.00	1,024.45	0.77
Intermediate-Term Corporate Bond Index Fund
Institutional Shares	$1,000.00	$1,024.75	$0.46
ETF Shares	1,000.00	1,024.45	0.77
Long-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.45	0.77
Mortgage-Backed Securities Index Fund
Signal Shares	$1,000.00	$1,024.45	$0.77
ETF Shares	1,000.00	1,024.45	0.77

1 This table does not include data for funds or share classes of funds with fewer than six months of history.

2 These calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Government Bond Index Fund, 0.15% for Signal Shares, 0.15% for ETF Shares; for the Intermediate-Term Government Bond Index Fund, 0.15% for ETF Shares; for the Long-Term Government Bond Index Fund, 0.15% for ETF Shares; for the Short-Term Corporate Bond Index Fund, 0.09% for Institutional Shares, 0.15% for ETF Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.09% for Institutional Shares, 0.15% for ETF Shares; for the Long-Term Corporate Bond Index Fund, 0.15% for Signal Shares, 0.09% for Institutional Shares, 0.15% for ETF Shares; for the Mortgage-Backed Securities Index Fund, 0.15% for Signal Shares, 0.15% for ETF

Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays Capital using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education of
of The Vanguard Group since 2008; Chief Executive	the University of Pennsylvania; Director of Carnegie
Officer and President of The Vanguard Group and of	Corporation of New York, Schuylkill River Development
each of the investment companies served by The	Corporation, and Greater Philadelphia Chamber of
Vanguard Group since 2008; Director of Vanguard	Commerce; Trustee of the National Constitution Center;
Marketing Corporation; Managing Director of The	Chair of the Presidential Commission for the Study of
Vanguard Group (1995–2008).	Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer since
Born 1948. Trustee Since January 2008. Principal	2006 (retired 2008) and Member of the Executive
Occupation(s) During the Past Five Years: Executive	Committee (retired 2008) of Johnson & Johnson
Chief Staff and Marketing Officer for North America	(pharmaceuticals/consumer products); Vice President
and Corporate Vice President (retired 2008) of Xerox	and Chief Information Officer of Johnson & Johnson
Corporation (document management products and	(1997–2005); Director of the University Medical Center
services); Director of SPX Corporation (multi-industry	at Princeton and Women’s Research and Education
manufacturing), the United Way of Rochester,	Institute; Member of the Advisory Board of the
Amerigroup Corporation (managed health care),	Maxwell School of Citizenship and Public Affairs
the University of Rochester Medical Center, and	at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory Council
Board of Managers of Delphi Automotive LLP	for the College of Arts and Letters at the University of
(automotive components).	Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the Federal	General Counsel of The Vanguard Group since 2005;
Reserve Bank of Cleveland; Trustee of The Cleveland	Secretary of The Vanguard Group and of each of the
Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	R. Gregory Barton	Michael S. Miller
Director of Corning Incorporated and Dow Corning;	Mortimer J. Buckley	James M. Norris
Trustee of the Corning Incorporated Foundation and	Kathleen C. Gubanich	Glenn W. Reed
the Corning Museum of Glass; Overseer of the	Paul A. Heller	George U. Sauter
Amos Tuck School of Business Administration at
Dartmouth College.
Chairman Emeritus and Senior Advisor

Executive Officers	John J. Brennan
Chairman, 1996–2009
Glenn Booraem	Chief Executive Officer and President, 1996–2008
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	Founder
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q16420 102010

Vanguard Explorer Value™ Fund
Annual Report

August 31, 2010

> From its inception date of March 30, 2010, through August 31, Vanguard Explorer Value Fund returned –9.55%, slightly behind the return of its benchmark index and ahead of the average return of its peer group.

> The fund’s launch coincided with a period of high volatility in the stock market.

> The industrial, financial, and information technology sectors weighed on the fund’s performance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
Trustees Approve Advisory Agreements	21
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Period Ended August 31, 2010

	Ticker	Returns Since
	Symbol	Fund Inception
Vanguard Explorer Value Fund (Inception: 3/30/2010)	VEVFX	–9.55%
Russell 2500 Value Index		–9.44
Small-Cap Value Funds Average[1]		–11.13

Your Fund’s Performance at a Glance
March 30, 2010–August 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Value Fund	$20.00	$18.09	$0.000	$0.000
1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Value Fund, a new fund that focuses on small- and mid-capitalization value stocks, seeks to offer investors exposure to the stocks of high-quality companies selling at a bargain price.

From its inception on March 30, 2010, through August 31, the fund returned –9.55%. This result was slightly behind that of the fund’s benchmark, the Russell 2500 Value Index, for the abbreviated fiscal year but was more than 1 percentage point ahead of the average return of small-cap value funds.

Although disappointing, the fund’s negative performance was not surprising, given the stock market’s high volatility at the time of the fund’s launch. Equity markets declined sharply in the spring and early summer in reaction to several market-jolting events, including the “flash crash” of early May, Europe’s sovereign debt crisis, BP’s oil rig explosion off the Gulf Coast, and the release of several negative reports on the U.S. economy.

Eight of the fund’s ten sectors posted negative returns for the five-month period. The industrial, financial, and information technology sectors were among the poorest performers.

2

We begin this report with a look at the financial markets over the full 12 months of the fund’s fiscal year, then review the fund’s performance since March 30, when it began operations.

A ragged 12-month climb in global stock markets
At the start of the 12-month period, stock markets moved higher as global economies continued to pull out of a deep downturn. Within a few months, however, optimism began to fade. Europe’s sovereign debt crisis fueled fears of another global financial shock, while persistently high unemployment and downward revisions to U.S. economic indicators suggested that the powerful rebound in corporate earnings could be at risk.

This alternating pattern of hope and fear persisted through the period’s final months. The net result for the fiscal year was mid-single-digit gains in the broad U.S. stock market. International stocks returned about 3%, as modest declines in developed markets in Europe and the Pacific region were offset by a strong rally in emerging markets.

Bonds produced strong returns as prices rose and yields declined
The economic uncertainty and high stock market volatility over the fiscal period created a favorable environment for fixed income investments. The broad, taxable bond market returned more than 9%, as investors sought shelter in U.S. Treasury and corporate bonds. The municipal bond

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2010
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	5.55%	–8.34%	–0.71%
Russell 2000 Index (Small-caps)	6.60	–7.44	–0.69
Dow Jones U.S. Total Stock Market Index	6.15	–7.83	–0.31
MSCI All Country World Index ex USA (International)	3.27	–7.93	3.78

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	9.18%	7.65%	5.96%
Barclays Capital Municipal Bond Index (Broad tax-exempt market)	9.78	6.62	5.02
Citigroup 3-Month Treasury Bill Index	0.12	1.13	2.53

CPI
Consumer Price Index	1.15%	1.64%	2.14%

3

market returned a bit more. In both markets, much of the total return came from rising bond prices. The flip side of rising prices, of course, is shrinking yields, which can set the stage for lower future returns.

As it has since December 2008, the Federal Reserve kept its target for short-term interest rates between 0% and 0.25%, in an effort to bolster the economy. This policy has kept a tight lid on the returns available from Treasury bills, commercial paper, and other money market instruments. Near-zero short-term yields also were a factor nudging investors to shift to bonds in search of income, despite the risks such a shift entails.

Weakness in the broad market hurt the fund’s result
Vanguard Explorer Value Fund’s portfolio consists of about 180 small- and mid-cap stocks that, in the advisors’ judgment, represent attractive values for investors because of their strong fundamentals and cash flow, coupled with discounted prices.

Over time, the success of the fund’s three advisors—Cardinal Capital, Frontier Capital, and Sterling Capital—in identifying underappreciated securities will help determine its performance relative to its comparative standards. In seeking value for this actively managed fund, the advisors are, of course, not held to the composition of the fund’s benchmark. For example, during its abbreviated first fiscal year, the fund’s weightings in information technology and industrials were about twice those of the Russell 2500 Value Index, while its exposure to utilities was just one-fifth that of the index.

In the five months since the fund’s inception, the effect of individual stock and sector selections was more or less overwhelmed by the broad market’s troubles and fears of a weaker global economic recovery. As stock markets worldwide trembled at the possibility of another financial crisis—this time sparked by Europe’s government debt problems—investors abandoned risk and scrambled to find stability, often seeking the safety of conservative investments such as bonds.

In this climate, even stocks with strong balance sheets and solid earnings suffered. Eight of the fund’s ten sectors reported negative returns, with industrials, financials, and IT detracting most from the fund’s result. The three sectors combined subtracted more than 6 percentage points from the fund’s total result. Industrials, the second-largest sector in the fund after financials, struggled as the economy downshifted. Regional commercial banks and brokerage firms within the financial sector came under pressure from growing concerns about credit losses, the weak economy, and the potential impact of tightened government regulation. In IT,

4

software developers and semiconductor equipment-makers lost ground despite posting strong earnings.

The fund had limited exposure to the one sector that made it through the choppy five-month stretch with a strong positive return: utilities. This decision held back short-term performance but is consistent with the fund’s long-term strategy. While many utility companies are well-financed, most don’t have much opportunity to reinvest their cash and grow, because of the highly regulated nature of the industry.

Focus on the long term; ignore short-term hiccups
The stock market’s sudden decline in the months following the debut of Vanguard Explorer Value Fund was no doubt unnerving for some of the fund’s new shareholders, but short-term ups and downs are inevitable and can never be predicted.

Given that market volatility is a fact of life, a prudent response is to accept it and then focus on those factors over which you have more control, such as the makeup of your portfolio, your reaction to the market’s shifts, and how much you pay for your investments. Vanguard encourages you to maintain a balanced portfolio of stock, bond, and money market funds that is consistent with your long-term goals, time horizon, and tolerance for risk. While it’s impossible to completely shield yourself from market gyrations, you can help protect your holdings by diversifying them among and within different asset classes.

Vanguard Explorer Value Fund can play a solid supporting role in such a balanced portfolio by providing a low-cost, effective way to gain exposure to small- and mid-sized value companies within the U.S. stock market.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 14, 2010

5

Advisors’ Report

For the abbreviated fiscal year ended August 31, 2010, Vanguard Explorer Value Fund returned about –9%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These comments were prepared on September 21, 2010.

Frontier Capital Management Co., LLC

Portfolio Managers:
Thomas W. Duncan, Jr., Senior Vice President

William A. Teichner, CFA, Senior Vice President

Small-cap value stocks, like other U.S. stocks, were weak during the fund’s five-month fiscal period. The decline in the markets coincided with investor concerns about the pace of employment growth, possible weakening in consumer confidence, and economic troubles in Europe.

Our portion of the fund benefited from favorable stock selection in the consumer discretionary, energy, technology, and financial services sectors. The strongest

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital	33	25	The advisor selects stocks by identifying companies
Management Co., LLC			it believes are underpriced relative to their long-term
			value. These companies are generally inexpensive and
			have low price-to-book and price-to-earnings ratios.
Cardinal Capital	32	24	The advisor seeks stocks that are able to generate
Management, L.L.C.			excess cash flow and reinvest the cash to increase
			shareholder value.
Sterling Capital	31	23	The advisor searches for stocks of quality companies
Management LLC			selling at large discounts compared to their underlying
			value. It defines quality stocks as those that generate
			considerable cash flow, reinvest in opportunities with
			attractive returns, and have a competitive advantage
			with their business sector.
Cash Investments	4	3	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash position.

6

contributor was ADC Telecommunications, a technology equipment provider that agreed to be acquired by Tyco Electronics.

Although we experienced unfavorable stock selection in the health care sector, the adverse effect was small and was offset by positive contributions from other sectors. The weakest contributor in our portion of the portfolio was Penson Worldwide, a provider of services to brokerage firms. The company, which earns interest income from investing its customers’ cash balances, was hurt by low interest rates and missed consensus estimates during the first half of 2010. We maintain a small weighting in the stock as it is inexpensive on several measures.

During the period, we bought seven stocks that we did not own at the fund’s inception. We also sold seven stocks. The purchases were spread across six sectors and the sales across four. The net effect was an increase in our holdings of producer durable and health care stocks and a reduction in consumer discretionary, financial, and technology issues. As is typical for Frontier, the changes were based on company-specific reasons, rather than top-down positioning.

Cardinal Capital Management, L.L.C.

Portfolio Managers:
Amy K. Minella, Partner

Eugene Fox III, Partner

Robert B. Kirkpatrick, CFA, Partner

In the five months since Vanguard Explorer Value Fund launched, the U.S. stock market has reacted to indicators that economic growth has slowed and to the possibility of a double-dip recession. As disciplined, bottom-up investors, we take advantage of temporary equity price declines caused by fear, apathy, and other nonfundamental factors to invest in companies with the potential to earn attractive, long-term returns.

During this period, our portfolio’s performance was hurt by its allocation across economic sectors but benefited from our stock selection. With respect to sector allocation, the absence of better-performing utility stocks and our larger weightings in the poorly performing industrials, information technology, and health care sectors detracted from results. Our stock selection was most beneficial in the information technology sector, where Hewitt Associates was acquired by Aon at a substantial premium. Other stocks that produced positive returns were U.K. cable service provider Virgin Media, in the consumer discretionary sector; oil producer Concho Resources, in the energy sector; and NBTY, a vitamin supplier in the consumer staples sector that was acquired by Carlyle Group. The companies that detracted most from the portfolio’s performance during the period were commercial printer R.R. Donnelley & Sons, which declined on fears of an economic slowdown, and asset management company Affiliated Managers Group.

7

Despite the economic fears that have dominated the stock market’s direction recently, we remain optimistic about the market’s prospects. Valuations remain reasonable in light of very low interest rates; corporations’ balance sheets and operations are generally in good shape; and merger-and-acquisition activity is increasing as both corporations and private equity are motivated buyers.

Sterling Capital Management LLC

Portfolio Managers:
Eduardo A. Brea, CFA, Managing Director

Brian R. Walton, CFA, Managing Director

The fund encountered some choppy markets during its initial five months, as global equity markets were rattled by sovereign debt issues, the flash crash, and slowing economic metrics. Within this environment, corporate earnings were generally stronger than market expectations, while investors remained skeptical about the sustainability of the progress. Overall, our portfolio’s cyclical bias hurt performance during the period as macro issues overwhelmed company fundamentals.

The technology sector, which represented a large overweighting, underperformed. This was surprising, because earnings were solid and mergers and acquisitions occurred throughout the group. Large portfolio holdings such as MicroStrategy, Compuware, and CA all claimed free cash flow yields in excess of 10%. We continue to be optimistic about the sector, as valuations are very compelling.

The high correlation among all stocks during the period brought down even defensive sectors such as health care. Concern about growing government deficits and their potential influence on Medicare funding also weighed on these stocks. Within the portfolio, Coventry Health Care, Omnicare, and King Pharmaceuticals hurt performance.

The portfolio’s largest exposure—financials, specifically, credit-sensitive companies—also weighed on performance. As economic data increasingly suggested slowing activity during the fiscal period, renewed concern about credit losses began to resurface. Although a weak housing market will no doubt limit the pace of recovery, we believe that the portfolio’s bank holdings have sufficient capital and reserves to overcome this challenge. Furthermore, as many small and regional banks trade for only slight premiums to tangible book value, we view these positions as undervalued.

As we look forward, valuations throughout the small-cap universe appear to be attractive. Balance sheets generally are solid and have excess cash. Finally, recent merger-and-acquisition activity could prove to be a positive force in unlocking valuations in a slow-growth economic environment.

8

Explorer Value Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	179	1,636	4,100
Median Market Cap	$1.8B	$2.0B	$26.3B
Price/Earnings Ratio	16.5x	19.4x	15.7x
Price/Book Ratio	1.4x	1.2x	1.9x
Yield[3]	0.7%	2.2%	2.0%
Return on Equity	12.3%	9.3%	19.0%
Earnings Growth Rate	5.0%	0.3%	6.2%
Foreign Holdings	0.3%	0.0%	0.0%
Turnover Rate	16%	—	—
Expense Ratio[4]	0.59%	—	—
Short-Term Reserves	3.1%	—	—

Sector Diversification (% of equity exposure)

		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7.3%	9.6%	11.5%
Consumer Staples	2.4	4.2	10.6
Energy	7.7	7.7	9.6
Financials	28.1	33.7	17.1
Health Care	6.9	5.7	11.3
Industrials	21.1	10.9	10.8
Information Technology	17.6	8.4	18.2
Materials	4.9	7.1	4.3
Telecommunication
Services	1.5	1.1	2.9
Utilities	2.5	11.6	3.7

Ten Largest Holdings[5] (% of total net assets)

Concho Resources Inc.	Oil & Gas
	Exploration
	& Production	2.0%
Silgan Holdings Inc.	Metal & Glass
	Containers	1.4
Virgin Media Inc.	Cable & Satellite	1.4
Willis Group
Holdings PLC	Insurance Brokers	1.4
Aspen Insurance	Property & Casualty
Holdings Ltd.	Insurance	1.2
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	1.2
Endurance Specialty
Holdings Ltd.	Reinsurance	1.1
MicroStrategy Inc.	Application
Class A	Software	1.0
CA Inc.	Systems Software	1.0
j2 Global	Internet Software
Communications Inc.	& Services	1.0
Top Ten		12.7%

Investment Focus

1 Russell 2500 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated March 16, 2010, and represents estimated costs for the current fiscal period. For the period ended August 31, 2010, the annualized expense ratio was 0.56%.
5 The holdings listed exclude any temporary cash investments and equity index products.
See the Glossary for investment terms.

9

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 30, 2010–August 31, 2010
Initial Investment of $10,000

	Total Returns	Final Value
	Period Ended August 31, 2010	of a $10,000
	Since Inception[1]	Investment
Explorer Value Fund	–9.55%	$9,045
Dow Jones U.S. Total Stock Market Index	–9.77	9,023
Russell 2500 Value Index	–9.44	9,056
Small-Cap Value Funds Average[2]	–11.13	8,887

Fiscal-Period Total Returns (%) March 30, 2010–August 31, 2010

Total Return: Period Ended June 30, 2010
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception[1]
Explorer Value Fund	3/30/2010	–9.55%
1 Performance for the fund and its comparative standards is calculated since the fund’s inception date: March 30, 2010.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

10

Explorer Value Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.8%)[1]
Consumer Discretionary (6.5%)
	Virgin Media Inc.	50,300	1,047
	American Eagle
	Outfitters Inc.	40,600	513
	Chico’s FAS Inc.	57,327	473
*	Dollar Tree Inc.	9,220	418
	Newell Rubbermaid Inc.	27,103	407
*	Interpublic Group of Cos. Inc.	42,200	360
	Tiffany & Co.	8,700	345
*	Exide Technologies	76,900	322
	Meredith Corp.	9,061	265
	Wendy’s/Arby’s Group Inc.
	Class A	51,600	201
*	Dress Barn Inc.	9,000	188
*	Entercom Communications
	Corp. Class A	26,600	146
	Christopher & Banks Corp.	20,100	129
*	Cambium Learning Group Inc.	41,100	117
			4,931
Consumer Staples (2.2%)
	JM Smucker Co.	8,900	521
	Inter Parfums Inc.	23,678	389
*	Ralcorp Holdings Inc.	6,400	382
*	Pantry Inc.	13,998	263
*	Winn-Dixie Stores Inc.	19,100	125
			1,680
Energy (7.2%)
*	Concho Resources Inc.	25,665	1,499
	SM Energy Co.	13,603	517
*	Plains Exploration &
	Production Co.	20,800	497
*	Oceaneering International Inc.	9,700	485
*	Carrizo Oil & Gas Inc.	22,278	467
*	Resolute Energy Corp.	43,700	467
	Holly Corp.	16,800	437
	World Fuel Services Corp.	16,600	424
*	Forest Oil Corp.	13,500	352
	EXCO Resources Inc.	22,100	297
			5,442

			Market
			Value•
		Shares	($000)
Financials (26.3%)
	Willis Group Holdings PLC	35,300	1,027
	Aspen Insurance
	Holdings Ltd.	32,996	937
*	Affiliated Managers
	Group Inc.	14,200	912
	Endurance Specialty
	Holdings Ltd.	21,800	803
	Discover Financial Services	48,500	704
	Hudson City Bancorp Inc.	59,800	689
	First Citizens
	BancShares Inc. Class A	3,875	651
	Comerica Inc.	18,800	647
	Marshall & Ilsley Corp.	95,800	628
	Cash America
	International Inc.	18,100	554
	Nelnet Inc. Class A	23,100	506
	Argo Group International
	Holdings Ltd.	16,222	494
	Corporate Office
	Properties Trust	12,897	466
	Assured Guaranty Ltd.	29,100	450
	HCC Insurance Holdings Inc.	17,733	447
	Fifth Third Bancorp	38,500	425
	Bank of the Ozarks Inc.	11,285	415
	Raymond James
	Financial Inc.	17,834	412
	Assurant Inc.	11,200	410
	First American
	Financial Corp.	27,600	409
	Ares Capital Corp.	27,000	403
	Entertainment
	Properties Trust	9,300	401
	Allied World Assurance Co.
	Holdings Ltd.	7,456	376
	Hatteras Financial Corp.	12,500	362
	Northwest Bancshares Inc.	32,400	348
	Parkway Properties Inc.	22,900	335
	National Retail Properties Inc.	13,704	334

11

Explorer Value Fund

			Market
			Value•
		Shares	($000)
	First Community
	Bancshares Inc.	25,794	333
*	Texas Capital Bancshares Inc.	21,060	322
	Regency Centers Corp.	8,800	321
	Digital Realty Trust Inc.	5,340	317
	Validus Holdings Ltd.	12,173	310
	Flushing Financial Corp.	26,500	287
	Brookline Bancorp Inc.	29,100	272
	Realty Income Corp.	8,261	269
	Essex Property Trust Inc.	2,520	267
	Synovus Financial Corp.	126,300	260
	First Financial Holdings Inc.	26,900	243
	Washington Federal Inc.	16,900	241
*	Investment Technology
	Group Inc.	18,000	239
	BOK Financial Corp.	5,340	237
	Renasant Corp.	17,621	236
*	optionsXpress Holdings Inc.	16,322	233
	GFI Group Inc.	49,774	223
*	First Horizon National Corp.	18,166	183
	SWS Group Inc.	24,585	177
*	Pinnacle Financial
	Partners Inc.	16,267	139
*	Penson Worldwide Inc.	25,895	119
	EastGroup Properties Inc.	1,500	53
			19,826
Health Care (6.2%)
	Chemed Corp.	14,300	713
*	King Pharmaceuticals Inc.	68,400	596
*	Henry Schein Inc.	10,000	528
*	Coventry Health Care Inc.	25,100	486
	Beckman Coulter Inc.	10,100	461
	Cooper Cos. Inc.	9,464	382
*	Martek Biosciences Corp.	15,300	334
	Omnicare Inc.	15,800	303
*	CONMED Corp.	15,122	280
	Teleflex Inc.	4,600	221
	West Pharmaceutical
	Services Inc.	6,300	212
*	IRIS International Inc.	17,900	137
			4,653
Industrials (19.9%)
	RR Donnelley & Sons Co.	45,300	686
	UTi Worldwide Inc.	42,500	595
*	FTI Consulting Inc.	18,000	590
*	Teledyne Technologies Inc.	15,300	554
*	Atlas Air Worldwide
	Holdings Inc.	12,300	533
*	KAR Auction Services Inc.	42,400	513
	Harsco Corp.	25,500	508
*	WABCO Holdings Inc.	14,106	497
*	Alliant Techsystems Inc.	7,500	494
	AMETEK Inc.	11,400	490
	Mueller Industries Inc.	20,400	481

			Market
			Value•
		Shares	($000)
*	Colfax Corp.	38,124	476
	JB Hunt Transport
	Services Inc.	14,400	471
	A.O. Smith Corp.	8,665	445
	Equifax Inc.	13,900	410
*	BE Aerospace Inc.	13,793	372
*	Altra Holdings Inc.	28,415	366
*	WESCO International Inc.	10,766	348
*	GrafTech International Ltd.	24,300	342
	Viad Corp.	21,300	338
*	DXP Enterprises Inc.	18,495	336
	Granite Construction Inc.	15,100	332
	Snap-On Inc.	8,055	332
*	Celadon Group Inc.	28,338	332
*	Titan Machinery Inc.	22,066	330
	Actuant Corp. Class A	16,121	319
	Herman Miller Inc.	19,400	319
	Roper Industries Inc.	5,400	314
	Interface Inc. Class A	23,477	301
*	Kirby Corp.	7,658	282
*	RailAmerica Inc.	27,204	271
*	Beacon Roofing Supply Inc.	16,423	229
*	Insituform Technologies Inc.
	Class A	10,900	222
*	Saia Inc.	18,496	216
*	Orbital Sciences Corp.	16,195	210
	Brink’s Co.	10,300	194
*	Furmanite Corp.	43,900	190
*	Columbus McKinnon Corp.	14,585	187
*	On Assignment Inc.	38,269	166
	HNI Corp.	6,136	143
*	SYKES Enterprises Inc.	10,000	120
*	CRA International Inc.	6,952	111
			14,965
Information Technology (16.3%)
*	MicroStrategy Inc. Class A	9,700	756
	CA Inc.	40,800	735
*	j2 Global
	Communications Inc.	33,700	727
*	Progress Software Corp.	24,300	649
*	Convergys Corp.	60,200	610
	Earthlink Inc.	67,200	575
*	Compuware Corp.	77,600	557
*	Axcelis Technologies Inc.	389,400	529
*	Synopsys Inc.	19,800	453
	Fair Isaac Corp.	19,600	439
	Broadridge Financial
	Solutions Inc.	19,000	406
	DST Systems Inc.	9,900	403
*	Cabot Microelectronics Corp.	12,900	386
*	Actel Corp.	24,485	350
*	OSI Systems Inc.	11,386	337
	Harris Corp.	7,900	332
*	Anaren Inc.	23,275	317

12

Explorer Value Fund

			Market
			Value•
		Shares	($000)
*	Pericom Semiconductor Corp.	37,240	315
*	SAIC Inc.	20,000	298
*	Insight Enterprises Inc.	22,400	294
	MTS Systems Corp.	10,367	276
	National Semiconductor Corp.	21,800	275
*	Virtusa Corp.	29,000	256
*	Orbotech Ltd.	24,300	247
*	Lexmark International Inc.
	Class A	7,001	245
*	Acxiom Corp.	19,700	244
*	Coherent Inc.	6,549	243
*	Avid Technology Inc.	20,830	231
	Jabil Circuit Inc.	20,487	210
*	Integral Systems Inc.	29,422	199
	Diebold Inc.	7,658	199
*	Littelfuse Inc.	4,378	163
			12,256
Materials (4.5%)
	Silgan Holdings Inc.	36,000	1,076
	FMC Corp.	8,100	505
	Albemarle Corp.	9,670	388
	Cabot Corp.	13,502	384
	HB Fuller Co.	17,400	330
	Cytec Industries Inc.	6,142	291
	PH Glatfelter Co.	22,400	229
*	RTI International Metals Inc.	6,442	178
			3,381
Telecommunication Services (1.4%)
*	NII Holdings Inc.	17,600	638
	Windstream Corp.	36,900	426
			1,064
Utilities (2.3%)
	Westar Energy Inc.	20,555	493
	Portland General Electric Co.	20,353	407
	Piedmont Natural
	Gas Co. Inc.	11,386	310
	Allete Inc.	7,600	270
	Southwest Gas Corp.	7,355	231
			1,711
Total Common Stocks
(Cost $78,676)			69,909

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (7.5%)[1]
Money Market Fund (6.6%)
2 Vanguard Market
Liquidity Fund, 0.288%	4,930,114	4,930

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.9%)
3,4 Fannie Mae Discount
Notes, 0.300%, 9/15/10	700	700
Total Temporary Cash Investments
(Cost $5,630)		5,630
Total Investments (100.3%)
(Cost $84,306)		75,539
Other Assets and Liabilities (–0.3%)
Other Assets		257
Liabilities		(499)
		(242)
Net Assets (100%)
Applicable to 4,162,568 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		75,297
Net Asset Value Per Share		$18.09

At August 31, 2010, net assets consisted of:
		Amount
		($000)
Paid-in Capital		84,061
Undistributed Net Investment Income		184
Accumulated Net Realized Gains		71
Unrealized Appreciation (Depreciation)
Investment Securities		(8,767)
Futures Contracts		(252)
Net Assets		75,297

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.2% and 3.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $700,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Explorer Value Fund

Statement of Operations

March 16, 2010[1] to
August 31, 2010
($000)
Investment Income
Income
Dividends	359
Interest[2]	12
Total Income	371
Expenses
Investment Advisory Fees—Note B	114
The Vanguard Group—Note C
Management and Administrative	53
Marketing and Distribution	4
Custodian Fees	3
Auditing Fees	10
Shareholders’ Reports	3
Total Expenses	187
Net Investment Income	184
Realized Net Gain (Loss)
Investment Securities Sold	335
Futures Contracts	(264)
Realized Net Gain (Loss)	71
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(8,767)
Futures Contracts	(252)
Change in Unrealized Appreciation (Depreciation)	(9,019)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,764)
1 Commencement of subscription period for the fund.
2 Interest income from an affiliated company of the fund was $11,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Explorer Value Fund

Statement of Changes in Net Assets

March 16, 2010[1] to
August 31, 2010
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	184
Realized Net Gain (Loss)	71
Change in Unrealized Appreciation (Depreciation)	(9,019)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,764)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	96,958
Issued in Lieu of Cash Distributions	—
Redeemed	(12,897)
Net Increase (Decrease) from Capital Share Transactions	84,061
Total Increase (Decrease)	75,297
Net Assets
Beginning of Period	—
End of Period[2]	75,297
1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed net investment income of $184,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Explorer Value Fund

Financial Highlights

March 16, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2010
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.044
Net Realized and Unrealized Gain (Loss) on Investments	(1.954)
Total from Investment Operations	(1.910)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.09

Total Return[2]	–9.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$75
Ratio of Total Expenses to Average Net Assets	0.56%[3]
Ratio of Net Investment Income to Average Net Assets	0.55%[3]
Portfolio Turnover Rate	16%
1 Subscription period for the fund was March 16, 2010, to March 30, 2010, during which time all assets were held in money market instruments. Performance measurement began March 30, 2010, at a net asset value of $20.00.
2 Total returns do not include account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

17

Explorer Value Fund

B. Frontier Capital Management Co., LLC, Cardinal Capital Management, L.L.C., and Sterling Capital Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contracts entered into with Frontier Capital Management Co., LLC, Cardinal Capital Management L.L.C., and Sterling Capital Management LLC in March 2010, the investment advisory fees will be subject to quarterly adjustments, beginning March 1, 2011, based on performance since May 31, 2010, relative to the Russell 2000 Value Index, Russell Mid-Cap Value Custom Cap-Range Index, and Russell 2500 Value Index, respectively.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the period ended August 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $16,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	69,909	—	—
Temporary Cash Investments	4,930	700	—
Futures Contracts—Assets[1]	7	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	74,844	700	—
1 Represents variation margin on the last day of the reporting period.

18

Explorer Value Fund

E. At August 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2010	55	3,309	(252)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2010, the fund had $193,000 of ordinary income available for distribution. The fund realized losses of $181,000 during the period which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $84,306,000. Net unrealized depreciation of investment securities for tax purposes was $8,767,000, consisting of unrealized gains of $1,284,000 on securities that had risen in value since their purchase and $10,051,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the period ended August 31, 2010, the fund purchased $89,201,000 of investment securities and sold $10,860,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

March 16, 2010[1] to
August 31, 2010
Shares
(000)
Issued	4,840
Issued in Lieu of Cash Distributions	—
Redeemed	(677)
Net Increase (Decrease) in Shares Outstanding	4,163
1 Commencement of subscription period for the fund.

I. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Explorer Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Value Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2010 and the results of its operations, the changes in its net assets and the financial highlights for the period March 16, 2010 (commencement of operations) through August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2010

Special 2010 tax information (unaudited) for Vanguard Explorer Value Fund

This information for the period ended August 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Trustees Approve Advisory Agreements

Effective December 2009, the board of trustees approved the launch of Vanguard Explorer Value Fund and its externalized management structure, whereby Cardinal Capital Management, L.L.C., Frontier Capital Management Co., LLC, and Sterling Capital Management LLC provide investment advisory services to the fund. The board determined that the investment advisory agreements with Cardinal, Frontier, and Sterling were in the best interests of the fund and its prospective shareholders.

Effective October 1, 2010, the board approved a new investment advisory agreement with Sterling that is identical to the existing agreement except for its date. Certain management-employee shareholders of Sterling sold a portion of their equity interest in Sterling to BB&T Corporation. The sale was considered a change in control of Sterling, resulting in an “assignment,” and therefore automatic termination, of the then-current advisory agreement.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of each advisor. The board noted the following:

Cardinal Capital Management, L.L.C. Founded in 1995, Cardinal is an investment management boutique that focuses solely on investing in small- and mid-cap value stocks. Cardinal employs a traditional, bottom-up, fundamental approach with a cash-flow-oriented investment process. The team believes that a company’s stock price is ultimately determined by its ability to generate excess cash flow and redeploy that cash to enhance shareholder value. The cornerstone of the investment process is a discounted cash-flow analysis based on detailed five-year projections, which is driven by the team’s fundamental research.

Frontier Capital Management Co., LLC. Founded in 1980, Frontier is an investment management boutique that specializes in small- and mid-cap “GARP” (growth at a reasonable price) investing. Frontier employs a traditional, bottom-up approach to stock selection in order to identify companies that are mispriced relative to their long-term intrinsic value. Analysts meet regularly with company management, competitors, and other companies in the supply chain. The process tends to yield few “deep value” stocks and instead favors companies that typically fall into one of four categories: “Fallen Angels,” “Early Stories,” “Value Plus,” and “Cyclicals and Special Situations.”

Sterling Capital Management LLC. Founded in 1970, Sterling manages enhanced cash and fixed income products for corporate customers and small- to mid-cap value equities in the small- and mid-cap value strategy. Sterling’s philosophy is fundamental, bottom-up, and value-oriented. The strategy seeks to identify stocks of quality companies selling at large discounts to the underlying value of the business. Quality businesses are defined as those that generate substantial levels of free cash flow, have numerous reinvestment opportunities at attractive returns, and enjoy competitive advantages. In certain circumstances, Sterling will actively engage management to seek changes that will drive a company’s share price toward its intrinsic value.

21

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreements.

Investment performance
The board determined that the three advisors are quality firms with strong performance records and enduring investment approaches that, in combination, ought to benefit shareholders over the long- term. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost
The board considered the cost of services to be provided and concluded that the fund’s expense ratio will be below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate will also be below its peer-group average. Information about the fund’s expense ratio appears in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability analysis of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints will reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

22

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education of
of The Vanguard Group since 2008; Chief Executive	the University of Pennsylvania; Director of Carnegie
Officer and President of The Vanguard Group and of	Corporation of New York, Schuylkill River Development
each of the investment companies served by The	Corporation, and Greater Philadelphia Chamber of
Vanguard Group since 2008; Director of Vanguard	Commerce; Trustee of the National Constitution Center;
Marketing Corporation; Managing Director of The	Chair of the Presidential Commission for the Study of
Vanguard Group (1995–2008).	Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer since
Born 1948. Trustee Since January 2008. Principal	2006 (retired 2008) and Member of the Executive
Occupation(s) During the Past Five Years: Executive	Committee (retired 2008) of Johnson & Johnson
Chief Staff and Marketing Officer for North America	(pharmaceuticals/consumer products); Vice President
and Corporate Vice President (retired 2008) of Xerox	and Chief Information Officer of Johnson & Johnson
Corporation (document management products and	(1997–2005); Director of the University Medical Center
services); Director of SPX Corporation (multi-industry	at Princeton and Women’s Research and Education
manufacturing), the United Way of Rochester,	Institute; Member of the Advisory Board of the
Amerigroup Corporation (managed health care),	Maxwell School of Citizenship and Public Affairs
the University of Rochester Medical Center, and	at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory Council
Board of Managers of Delphi Automotive LLP	for the College of Arts and Letters at the University of
(automotive components).	Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the Federal	General Counsel of The Vanguard Group since 2005;
Reserve Bank of Cleveland; Trustee of The Cleveland	Secretary of The Vanguard Group and of each of the
Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	R. Gregory Barton	Michael S. Miller
Director of Corning Incorporated and Dow Corning;	Mortimer J. Buckley	James M. Norris
Trustee of the Corning Incorporated Foundation and	Kathleen C. Gubanich	Glenn W. Reed
the Corning Museum of Glass; Overseer of the	Paul A. Heller	George U. Sauter
Amos Tuck School of Business Administration at
Dartmouth College.
Chairman Emeritus and Senior Advisor

Executive Officers	John J. Brennan
Chairman, 1996–2009
Glenn Booraem	Chief Executive Officer and President, 1996–2008
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	Founder
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either vanguard.com/proxyreporting or sec.gov.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can review and copy information about your fund
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
CFA® is a trademark owned by CFA Institute.	at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q16900 102010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2010: $80,000 Fiscal Year Ended August 31, 2009: $1,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2010: $3,607,060
Fiscal Year Ended August 31, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2010: $791,350
Fiscal Year Ended August 31, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended August 31, 2010: $336,090
Fiscal Year Ended August 31, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended August 31, 2010: $16,000
Fiscal Year Ended August 31, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

0231632

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2010: $352,090
Fiscal Year Ended August 31, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants. The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

0231632

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

0231632

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 21, 2010

VANGUARD SCOTTSDALE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 21, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.

0231632